SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              CET SERVICES, INC.
_______________________________________________________________________
                (Name of Registrant as Specified in its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, no par value

     (2)  Aggregate number of securities to which transaction applies:

          34,899,236

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          $0.47 - Based on the average of the high and low prices reported as reported on the American Stock Exchange on March 6, 2007.

     (4)  Proposed maximum aggregate value of transaction:

          $16,402,640.92



     (5)  Total fee paid:

          $503.56

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          __________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          __________________________________________________________________

     (3)  Filing Party:
          __________________________________________________________________

     (4)  Date Filed:
          __________________________________________________________________





                                                           PRELIMINARY COPY


                              CET SERVICES, INC.
                          12503 E. Euclid Dr., #30
                          Centennial, Colorado 80111
                                (720) 875-9115

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 27, 2007

TO THE SHAREHOLDERS OF CET SERVICES, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of CET Services, Inc., a California corporation (the "Company"), will be held at the Denver Marriott Courtyard Tech Center, 6565 South Boston Street, Englewood, Colorado, on Monday, April 27, 2007, at 9:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The approval of an Agreement and Plan of Merger pursuant to which a wholly-owned subsidiary of the Company would be merged with and into Zoi Interactive Technologies, Inc. ("Zoi") and the Company would issue shares of its common stock to the security holders of Zoi;

     2. The approval of a change of the Company's state of domicile from California to Nevada;

     3. The approval of a proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common stock

     4. The approval of an amendment to the articles of incorporation to effect a reverse stock split and a corresponding change in the authorized number of shares of the Company's common stock;

     5. The approval of the change of the Company's name to "Zoi Interactive Holdings, Inc."

     6.  The approval of the Company's 2007 Equity Incentive Plan.

     7. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders;

     8.  To consider a shareholder proposal; and

     9. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on March 23, 2007, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.



     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Steven H. Davis, President
Centennial, Colorado
March __, 2007

                               TABLE OF CONTENTS


                                                                   Page

SUMMARY OF THE MERGER
  Parties to the Merger (page 24) ..............................     6
  Reasons for the Merger (page 26)..............................     6
  Recommendations to Shareholders (page 26).....................     7
  The Merger (page 25)..........................................     7
  Merger Consideration (page 24)................................     7
  Rights of Dissenting Shareholders (page 28)...................     7
  CET's Directors and Officers Have Financial Interests in
    the Merger (page 30)........................................     7
  CET Shareholder Approval .....................................     8
  Voting Agreement (page 30) ...................................     8

QUESTIONS AND ANSWERS ABOUT THE MERGER .........................     8

RISK FACTORS ...................................................    13
  Risks Relating to the Merger .................................    13
  Risks Relating to Our Business and Operations Following
    the Merger with Zoi ........................................    15

MARKET PRICES AND DIVIDENDS ....................................    20
  Recent Closing Prices ........................................    20
  Historical Market Price Data .................................    20
  Number of Shareholders .......................................    20
  Dividends ....................................................    20

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE ANNUAL MEETING .............................................    21
  Proxies ......................................................    22
  Shares Outstanding and Voting Rights .........................    22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..   23

THE MERGER .....................................................    24
  General ......................................................    24
  Structure ....................................................    24
  Background of the Merger .....................................    25
  CET's Reasons for the Merger; Recommendation of CET's
    Board of Directors .........................................    25
  Rights of Dissenting Shareholders ............................    28
  Financial Statements of CET's Directors and Officers in
    the Merger .................................................    30
  Repurchase Agreement with Steven H. Davis ....................    30
  Voting Agreement .............................................    30
  Zoi's Reasons for the Merger .................................    31
  Board of Directors and Management of CET Following the
    Merger .....................................................    31
  Operations Following the Merger ..............................    33
  Public Trading Markets .......................................    33

  CET Dividends ................................................    33
  Regulatory and Other Approvals Required for the Merger .......    33
  Indemnification and Insurance ................................    33

INFORMATION ABOUT CET SERVICES, INC. ...........................    34
  General ......................................................    34
  Information Incorporated by Reference ........................    35

INFORMATION ABOUT ZOI INTERACTIVE TECHNOLOGIES, INC. ...........    35
  General ......................................................    35
  Description of Tournament Games Acquisition ..................    38
  Zoi's Management's Discussion and Analysis of Financial
    Condition and Results of Operations ........................    38

INFORMATION ABOUT TOURNAMENT GAMES, INC. .......................    42
  General ......................................................    42
  Tournament Game's Management's Discussion and Analysis of
    Financial Condition and Results of Operations ..............    43

THE MERGER AGREEMENT ...........................................    45
  Terms of the Merger ..........................................    45
  Closing and Effective Time of the Merger .....................    46
  Reincorporation Merger .......................................    46
  Representations, Warranties, Covenants and Agreements ........    46
  Conditions to the Completion of the Merger ...................    46
  Conduct of Business of CET and Zoi Pending the Merger ........    48
  No Solicitation of Other Transactions ........................    49
  Termination ..................................................    50
  Effect of Termination ........................................    52
  Fees and Expenses ............................................    52
  Amendments; Waiver; Assignment ...............................    52

ACCOUNTING TREATMENT ...........................................    53

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
THE MERGER .....................................................    53

CHANGE OF DOMICILE .............................................    53
  The Reincorporation Proposal .................................    53
  Comparison of Shareholder Rights .............................    55
  Rights of Dissenting Shareholders ............................    61
  Federal Income Tax Consequences of the Reincorporation
    Merger .....................................................    61

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK ......    62

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT AND A CORRESPONDING CHANGE IN
THE AUTHORIZED NUMBER OF SHARES OF CET COMMON STOCK ............    63

APPROVAL OF NAME CHANGE ........................................    67

APPROVAL OF 2007 EQUITY INCENTIVE PLAN .........................    67

ELECTION OF DIRECTORS ..........................................    75

EXECUTIVE COMPENSATION .........................................    79

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .................    83

REPORT OF THE AUDIT COMMITTEE ..................................    84

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    85
  Independent Auditor Fees .....................................    85
  Audit Committee Pre-approval Policy ..........................    86

SHAREHOLDER PROPOSAL ...........................................    86

OTHER BUSINESS .................................................    87

ANNUAL REPORT ..................................................    87

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE ANNUAL
MEETING TO BE HELD IN 2008 .....................................    87

WHERE YOU CAN FIND MORE INFORMATION ............................    87

INFORMATION INCORPORATED BY REFERENCE ..........................    88

INFORMATION IN THIS PROXY STATEMENT ............................    88

INDEX TO FINANCIAL STATEMENTS ..................................    89

APPENDIX A - AUDIT COMMITTEE CHARTER
APPENDIX B - COMPENSATION AND NOMINATING COMMITTEE CHARTER
APPENDIX C - AGREEMENT AND PLAN OF MERGER
APPENDIX D - 2007 EQUITY INCENTIVE PLAN

                             SUMMARY OF THE MERGER

The following summary highlights selected information from this proxy statement about the proposed merger and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, unless the context requires otherwise, the terms "CET," "the company," "we," "our," "ours" and "us" refer to CET Services, Inc. and its subsidiaries. The term "merger agreement" refers to the Agreement and Plan of Merger, dated as of February 16, 2007, by and among CET Services, Inc., a California corporation, Interactive Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the company, Zoi Interactive Technologies, Inc, and CET Services of Nevada, Inc., a Nevada Corporation. The term "Zoi" refers to Zoi Interactive Technologies, Inc., "Merger Sub" refers to Interactive Acquisition Corporation and "CET-Nevada" refers to CET Services of Nevada, Inc., a Nevada corporation. The term "Tournament Games" refers to Tournament Games, Inc. a Florida corporation.

Parties to the Merger (page 24)

     The parties to the merger are CET, Zoi, Merger Sub and CET-Nevada.

     Our business is currently related to property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project.

     Zoi is a development stage software and media company, specializing in the development and marketing of interactive entertainment and lifestyle enhancement content which includes advergaming-type products. Zoi has recently entered into an agreement to acquire Tournament Games, an Internet-based tournament-driven skill game and development company. Zoi intends to incorporate their game content into its content pool and to use Tournament Games' tournament management platform, which manages player scores and individual tournaments, for future games.

     Merger Sub is a newly formed, wholly-owned subsidiary of CET organized for the purpose of facilitating the acquisition of Zoi.

     CET-Nevada is a newly formed, wholly-owned subsidiary of CET organized for the purpose of changing CET's state of domicile from California to Nevada.

Reasons for the Merger (page 26)

     Our board of directors approved the merger agreement as a consequence of the change in our business operations over the past several years which has resulted in operating losses. As a result of our losses from operations, the American Stock Exchange has advised us that our stock may be delisted from trading on that exchange. Our board of directors believes that the value to be received by our shareholders in the merger with Zoi would be greater than that available to us if we continue our current operations.

Recommendations to Shareholders (page 26)

     Our board of directors determined that the merger agreement and the proposed merger were fair to and in the best interests of our shareholders, and recommends that our shareholders vote "FOR" the approval of the merger agreement and the transactions contemplated thereby.

The Merger (page 25)

     The merger agreement provides for the merger of Zoi with and into Merger Sub, a direct wholly owned subsidiary of CET. Upon the completion of the merger, the separate corporate existence of Merger Sub will cease and Zoi will continue as the surviving entity.

Merger Consideration (page 24)

     The merger agreement provides that each share of Zoi common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive the number of validly issued, fully paid and non-assessable shares of CET common stock equal to the exchange ratio. The exchange ratio is determined by dividing 34,899,236 by the number of outstanding shares of Zoi common stock at the effective time of the merger. In addition, CET will assume all Zoi options, warrants and convertible notes outstanding immediately prior to the effective time, and these convertible securities will become exercisable or convertible for CET common stock at the effective time of the merger. The number of shares of CET common stock and the exercise or conversion price of CET common stock that will become subject to these convertible securities will be adjusted in accordance with the exchange ratio.

Rights of Dissenting Shareholders (page 28)

     Holders of our common stock who do not vote for the merger may demand payment for the fair value of their shares if they comply with the applicable requirements of the California Corporation Code. However, our shareholders will have no appraisal rights unless demands for appraisal and payment are received at or prior to the date of the annual meeting from holders of 5% or more of the outstanding shares of our common stock.

CET's Directors and Officers Have Financial Interests in the Merger (page 30)

     Craig C. Barto, a member of our board of directors, holds 1,000,000 shares of Zoi common stock, which we expect will be convertible into approximately 1,650,000 shares of our common stock upon consummation of the merger.

     The merger agreement provides that as a condition to closing that each of our executive officers will enter into a severance agreement under which each executive officer will be paid an amount equal to six months' salary. The executive officers include Steven H. Davis, Dale W. Bleck and Ann Heckler.

     In connection with the merger, Steven H. Davis, the President, our CEO and director, has entered into a stock repurchase agreement with us pursuant to which we have agreed to repurchase 1,000,000 shares of common stock held by Mr. Davis in exchange for the transfer of certain real estate properties owned by us. Mr. Davis currently owns 1,185,907 shares of our common stock or approximately 21% of the shares now outstanding.

CET Shareholder Approval

     Holders of a majority of our shares outstanding will be required to vote in favor of the merger agreement in order to approve the merger.

Voting Agreement (page 30)

     Steven H. Davis, our President and CEO, has entered into a voting agreement pursuant to which he has agreed to vote his shares in favor of the merger, and has granted an irrevocable proxy to Zoi to vote his shares in favor of approval of the merger. Mr. Davis currently owns 1,185,907 shares of our common stock, representing approximately 21% of the votes entitled to be cast at the annual meeting.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

     The following questions and answers about the proposed merger are provided for your convenience, and briefly address some commonly asked questions about the merger and merger agreement. You should carefully read this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement.

Q. Why am I receiving this proxy statement?

A. CET and Zoi have agreed to a business combination under the terms of the agreement and plan of merger dated February 16, 2007, that is described in this proxy statement. This agreement is referred to as the merger agreement. A copy of the merger agreement, as amended, is attached to this proxy statement as Annex C, which we encourage you to review.

In order to complete the merger, CET's shareholders must vote to approve (i) the merger agreement; (ii) a change of CET's state of domicile from California to Nevada; (iii) a proposal to authorize of the board of directors to amend the articles of incorporation to increase the number of authorized shares of common stock and to effect a reverse split of the outstanding shares of CET's common stock; (iv ) an amendment to CET's articles of incorporation to change the name of CET to "Zoi Interactive Holdings, Inc."; and (v) the approval of the Company's 2007 Equity Incentive Plan. CET shareholders will also be asked to vote to approve the election of directors of CET but such election is not a condition to the merger. This proxy statement contains important information about the proposed merger, the other proposals and the Annual Meeting of CET's shareholders. You should read it carefully.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

Q.  Why is CET proposing the merger with Zoi?

A. Our board of directors approved the merger agreement as a consequence of the change in our business operations over the past several years which has resulted in operating losses. As a result of our losses from operations, the American Stock Exchange has advised us that our stock may be delisted from trading on that exchange. Our board of directors believes that the value to be received by our shareholders in the merger with Zoi would be greater than that available to us if we continue our current operations.

Q.  What vote is required in order to approve the merger with Zoi?

A. The approval of the merger will require the affirmative vote of holders of a majority of the outstanding shares of CET's common stock. Neither CET nor Zoi will not consummate the merger transaction unless the reverse split proposal, the name change amendment and the increase in authorized share amendment are also approved. In addition, it is a condition to Zoi's obligation to consummate the merger that the change of domicile is approved. Therefore, if you vote "for" the merger, we encourage you to vote for the reverse stock split and change of domicile proposals and the proposals to change CET's name and to increase the authorized number of shares of CET common stock.

Q. What vote is required in order to approve the change of CET's domicile from California to Nevada?

A. The approval of the change of CET's domicile will require the affirmative vote of the holders of a majority of the outstanding shares of CET's common stock. The approval of the change of domicile is a condition to Zoi's obligation to consummate the merger transaction with CET.

Q. What vote is required in order to adopt the proposal to authorize the Board to effect an amendment to CET's articles of incorporation to increase the number of authorized shares of common stock and to effect a reverse split of the outstanding shares of the CET's common stock?

A. The approval of the proposal to authorize the Board to effect an amendment to CET's articles of incorporation to increase the number of authorized shares of common stock and to effect a reverse split of the outstanding shares of CET's common stock will require the affirmative vote of the holders of a majority of the outstanding shares of CET's common stock. The approval of the amendment to increase the authorized shares is a condition to the consummation of the merger with Zoi.

Q.  What vote is required in order to adopt the name change amendment?

A. The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of CET's common stock. The approval of the name change amendment is a condition to the consummation of the merger with Zoi.

Q. Does the CET board recommend voting in favor of the merger with Zoi and the related proposals?

A. Yes. After careful consideration of the terms and conditions of the merger agreement, the board of directors of CET has determined that the merger and the transactions contemplated thereby are fair to and in the best interests of CET and its shareholders.

Q. What will happen in the proposed merger with Zoi?

A. As a consequence of the merger, Zoi will be merged with a wholly-owned subsidiary of CET and continue as a wholly owned subsidiary of CET. Shareholders of Zoi will become shareholders of CET and will own approximately 88.5% of the shares of CET common stock outstanding immediately after the merger. In addition, CET will assume all outstanding options, warrants and convertible notes to acquire Zoi common stock, which convertible securities will become exercisable or convertible for shares of CET common stock in the merger.

Q.  What will CET shareholders receive in the proposed merger with Zoi?

A. CET shareholders will not receive anything in the merger with Zoi. CET shareholders will continue to hold the shares of CET common stock that they owned prior to the merger.

Q.  What will Zoi security holders receive in the proposed merger?

A. The persons who are shareholders of Zoi at the time of the merger will receive 34,899,236 shares of CET common stock as merger consideration at the closing of the merger. In addition, the outstanding options, warrants and convertible notes to acquire Zoi common stock will be assumed by CET in the merger and will become options, warrants and convertible notes to acquire CET common stock.

Q.  How much of CET will existing CET shareholders own after the merger?

A. Immediately after the merger the existing CET shareholders will own approximately 11.5% of the outstanding common stock of CET. The percentage to be held by CET's shareholders after the merger gives effect to the repurchase of 1,000,000 shares currently held by Steven H. Davis prior to the merger.

Q.  What if I object to the proposed merger? Do I have appraisal rights?

A. CET Shareholders will have dissenters' rights in connection with the merger under applicable California corporation law. See the section entitled "Rights of Dissenting Shareholders."

Q.  Who will manage CET after the merger with Zoi?

A. Michael Calderone, Seth Homayoon, and Greg Bruce, currently members of the board of directors of Zoi, and Bradford Barto (who is the son of Craig Barto, a director of CET) will be appointed to serve on CET's board of directors after the merger. It is expected that all of Zoi's executive officers will continue in their positions after the merger. None of CET's current officers or directors will continue in his position after the merger.

Q.  What happens if the merger is not consummated?

A. CET would continue to operate its current business and may seek to enter into another transaction. It is likely that CET's common stock would be delisted from the AMEX.

Q.  When do you expect the merger to be completed?

A. It is currently anticipated that the merger will be consummated with Zoi on or before April 30, 2007. For a description of the conditions to completion of the merger, see the section entitled "Conditions to the Completion of the Merger."

Q.  What do I need to do now?

A. CET urges you to read carefully and consider the information contained in this proxy statement, including the appendices, and to consider how the merger will affect you as a shareholder of CET. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.  How do I vote?

A. If you are a holder of record of CET common stock, you may vote in person at the Annual Meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Q.  What will happen if I abstain from voting or fail to vote?

A. An abstention or failure to vote by a CET shareholder will have the same effect as a vote against the merger. An abstention or failure to vote will also have the effect of voting against the proposals that require the affirmative vote of a majority of the common stock outstanding. An abstention will have the effect of voting against the stock option plan proposal, but failures to vote will have no effect on the stock option plan proposal.

Q. If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A. No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q. Can I change my vote after I have mailed my signed proxy or direction form?

A. Yes. Send a later-dated, signed proxy card to CET's secretary at the address of CET's corporate headquarters prior to the date of the Annual Meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to CET's secretary.

Q.  What are the federal income tax consequences of the merger with Zoi?

A. The merger with Zoi is intended to qualify as a tax free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no federal tax gain or loss will be recognized by CET's shareholders who are U.S. citizens as a result of the merger. For a description of the material federal income tax consequences of the merger, please see the information set forth in "Material United States Federal Income Tax Consequences of the Merger." Stockholders who are not U.S. citizens should consult their tax advisors.

Q.  Who can help answer my questions?

A. If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Dale W. Bleck, CFO
CET Services, Inc.
12503 E. Euclid Dr., #30
Centennial, Colorado 80111
(720) 875-9115

You may also obtain additional information about CET from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."

                                RISK FACTORS

Risks Relating to the Merger

CET's current shareholders will have a significantly reduced ownership and voting interest after the merger and will exercise significantly less influence over management.

     After the completion of the merger, CET's current shareholders will own a significantly smaller percentage of CET than they currently own. Following completion of the merger, and assuming that CET repurchases 1,000,000 shares of stock currently owned by Steven H. Davis, CET's current shareholders will own approximately 11.5% of the combined entity. Consequently, the current CET shareholders will have significantly less influence over the management and policies of CET after the merger.

     The assumption by CET in the merger of options, warrants and convertible notes to acquire Zoi common stock will further dilute the ownership position of CET's current shareholders. As of March 2, 2007, there were outstanding options, warrants and convertible notes to acquire approximately 3,331,000 shares of Zoi common stock. Assuming an exchange ratio of 1.65, these convertible securities will become issuable for approximately 5,497,000 shares of CET common stock in the merger. In addition, Zoi may issue additional options, warrants and convertible notes before the merger, all of which will result in CET's current shareholders holding a smaller percentage of CET's common stock on a fully diluted basis, taking into account the shares of CET common stock issuable upon exercise or conversion of these options, warrants and convertible notes. The issuance by Zoi of options, warrants and convertible notes before the merger will not reduce the number of shares of CET common stock that will be issued to Zoi's shareholders in the merger.

There will be a substantial number of shares of CET's common stock available for sale in the future that may increase the volume of common stock available for sale in the open market and may cause a decline in the market price of our common stock.

     After giving effect to the merger, the related reverse stock split and the amendment to increase the number of outstanding shares of stock, there will be approximately 26,000,000 to 110,500,000 shares of authorized but unissued shares of common stock available for issuance in future offerings of CET's securities, which number of shares will vary depending on the size of the reverse stock split. The issuance of common stock in the future would have a dilutive effect on CET's shareholders.

CET may waive one or more of the conditions to the mergers without resoliciting shareholders.

     Each of the conditions in the merger agreement to CET's obligations to complete the merger may be waived, in whole or in part by CET. CET's Board may evaluate the materiality of any such waiver to determine whether amendment of this proxy statement and resolicitation of proxies is necessary. However, CET's Board does not expect any such waiver to be significant enough to require resolicitation of shareholders, although it also would expect to determine if a waiver could affect the consideration to be issued in the merger in a material manner. If the Board were to determine that a waiver would materially alter the relative values of the consideration in the merger, CET's Board would likely resolicit proxies. In the event that any such waiver is not determined to be significant enough to require resolicitation of shareholders, CET will have the discretion to complete the mergers without seeking further shareholder approval.

The merger agreement limits CET's ability to pursue alternatives to the merger.

     The merger agreement contains provisions that could adversely impact competing proposals to acquire CET or limit CET's ability to enter into other business combinations. Zoi required CET to agree to these provisions as a condition to Zoi's willingness to enter into the merger agreement. These provisions, however, would discourage a third party that might have an interest in acquiring CET or entering into another type of business combination from considering or proposing such a transaction, even if that party were prepared to give better terms than the merger agreement.

Our current directors and executive officers own shares of common stock and have other interests in the merger that are different from yours.

     Certain of our officers and directors have significant ownership of our common stock and have different interests in the proposed merger and related transactions.

     In connection with the merger, Steven H. Davis, the President, CEO and a Director of CET has entered into a stock repurchase agreement with CET pursuant to which CET would repurchase 1,000,000 shares of common stock in exchange for the transfer of certain real estate properties owned by CET.
Mr. Davis currently owns 1,185,907 shares of CET's common stock or approximately 21% of the shares now outstanding.

     Craig C. Barto, a Director of CET, holds 1,000,000 shares of Zoi common stock, which is expected to convert into approximately 1,650,000 shares of CET common stock upon consummation of the merger. He also currently owns approximately 13% of the shares of CET common stock currently outstanding.

     The merger agreement provides that as a condition to closing that each of the Company's executive officers will enter into a severance agreement with the Company under which each executive officer will be paid an amount equal to six months' salary. The executive officers include Steven H. Davis, Dale W. Bleck and Ann Heckler.

We have not obtained a fairness opinion concerning the merger.

     We have not obtained a fairness opinion with respect to the merger due to the expense of obtaining such an opinion. As a result, shareholders will need to rely on the judgment of our Board of Directors as to the fairness of the transaction.

If we do not consummate the business combination with Zoi by May 1, 2007, our shares may be delisted from the American Stock Exchange which may adversely affect the market price of our common stock.

     We are currently not in compliance with the continued listing requirements of the American Stock Exchange (the "AMEX"). In the event that we are unable to complete the merger with Zoi by May 1, 2007, there is a strong likelihood that our common stock will be delisted from trading on the American Stock Exchange. Such delisting would have a negative effect on the market price of our common stock. If our common stock is delisted from the American Stock Exchange, our stock may be quoted on the over-the-counter market with trading reported on the OTC Bulletin Board or the Pink Sheets.

     Even if the merger with Zoi is completed, we may not continue to be listed on AMEX following the transaction. We will need to be in compliance with AMEX's initial listing standards immediately following the merger in order for our common stock to remain listed on AMEX. The listing standard for which we currently believe we will need to comply requires, among other things, that the trading price of our common stock be at least $3.00 per share and that the market value of the public float equal at least $15 million. Public float is equal to the market value of our common stock, excluding shares held by officers, directors and 10% shareholders. Immediately following the merger, we anticipate that approximately 19 million shares of our common stock will be eligible to be included in the public float calculation, excluding the effect of a reverse stock split. Based upon the trading price of our common stock on March 7, 2007 of $0.49, our public float following the merger would be approximately $9.31 million. There can be no assurance that our trading price will be adequately high following the merger to comply with the public float and per share trading price requirement of the AMEX initial listing standards, even if we complete a reverse stock split of our common stock. If we are delisted, the merger may still be consummated so long as our common stock is then trading on the OTC bulletin board.

Risks Relating to Our Business and Operations Following the Merger with Zoi

     The value of your investment in CET following consummation of the merger will be subject to the significant risks inherent in Zoi's interactive, web-based business. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement. If any of the events described below occur, CET's post-merger business and financial results could be adversely affected in a material way. This could cause the trading price of our common stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

Limited Operating History.

      Zoi Interactive Technologies, Inc. is a development stage enterprise. Zoi's activities to date have been primarily in research, product development, programming, and procurement. Zoi has a limited operating history and limited revenues. Zoi faces all the risks inherent in any new business, including competition, the absence both of a significant operating history and profitability, the need for additional working capital, the difficulty in developing new relationships and maintaining existing ones; continuing to develop and upgrade technology and responding to competitive developments. The likelihood of the success of Zoi must be considered in light of the problems and expenses that are frequently encountered in connection with the operation of a new business and the competitive environment in which Zoi will be operating.

Business Model.

      A significant part of Zoi's business model is to generate revenue by providing interactive marketing solutions to businesses that advertise online. The profit potential for this business model is unproven. To be successful, both Internet advertising and Zoi's technology will need to achieve broad market acceptance by businesses which advertise online.

Commercial Acceptance.

     A sufficient number of consumers may not accept or use of Zoi's services and products. Acceptance and use of the product will depend on a number of factors, including: perceptions by consumers about the effectiveness of the REACT product, the cost-effectiveness relative to competing products; and effectiveness of marketing and distribution efforts by Zoi Interactive Technologies, Inc. and its sales staff. If Zoi's products are not accepted, Zoi will not succeed. Moreover, Zoi's customers and partners may experience adverse business conditions that could adversely affect its business. Some of Zoi's customers may have difficulty raising sufficient capital to support their long-term operations. As a result some of Zoi's customers may have to reduce their spending on Internet advertising.

Need for Additional Working Capital - Continuation of Going Concern Not
Assured.

     As of December 31, 2006 Zoi had working capital of $158,318 and faces the need for substantial additional working capital in the near future. Zoi's ability to arrange financing and the costs of this financing will depend upon many factors, including: general economic and capital market conditions generally; credit availability from banks or other lenders; investor confidence in this industry generally and Zoi specifically; and provisions of tax and securities law that are conducive to raising capital. Further, any issuance of capital stock or securities convertible or exercisable for common stock in a financing transaction will dilute the current shareholders of Zoi and CET.

Competition.

     The markets for Internet advertising and related products and services are intensely competitive and such competition is expected to increase.
Zoi's ability to compete depends upon many factors both within and beyond Zoi's control. Many entities with which Zoi competes may have significantly greater resources and experience, greater name recognition, larger customer bases and significantly greater financial, technological and marketing resources than Zoi. In addition, there is a risk that new similar companies may develop services or products which may be more desirable than any services or products developed and marketed by Zoi. This competition could adversely affect Zoi's ability to compete and achieve sales necessary for the success of its business.

Industry Risk.

     Zoi's business would be adversely affected if the Internet advertising market fails to continue to develop. There are currently no widely accepted standards to measure the effectiveness of Internet advertising other than click-through rates. Such standards may not develop to sufficiently support the Internet as a significant advertising medium. Actual or perceived ineffectiveness of online advertising in general, or specifically, inaccurate measurements or database information, could limit the long-term growth of online advertising and substantially encumber Zoi's revenue levels.

Risks of Technological Change.

     Zoi's business market is characterized by periodic new marketing and advertising mediums. The emerging nature of these innovative methods and their rapid evolution will require that Zoi continually improve the performance, features, and ability of its REACT product to attract and retain potential clients for third-party customers. There can be no assurance that Zoi will be successful in achieving widespread acceptance of the REACT advertising approach before competitors offer products and services with features and performance similar to Zoi. In addition, the widespread adoption of new technologies or standards could require substantial expenditures by Zoi to modify or adapt its product offerings, which could have a material adverse effect on its business, operating results and financial condition. In addition, Zoi's products may contain flaws or bugs in the software that could have a material adverse effect on its business, operating results and financial condition.

Dependence on Continued Research and Development.

     Zoi is exploring additional applications for its REACT technology. The continued development of its current technologies and the development of additional applications of the technology/software is important to the long-term success of Zoi. There can be no assurance that all of such applications or products will be developed, or if developed, that they will be successful.

Dependence on Outsourced Development.

     Zoi contracts with offshore companies for development of its products. There is inherent risk of loss of trade secrets and program source code as a result of outsourcing, and should such an infringement or misappropriation occur, it would adversely affect Zoi's business, financial conditions and operating results.

Patents and Proprietary Rights.

     Zoi regards its intellectual property as critical to its success and it is actively engaged in protecting its intellectual property. Zoi has a patent pending for its REACT product, and jointly filed a patent application for its Fantasy Sports game. Zoi has also filed for trademarks of its REACT name and corporate name and logo. Currently, there is no patent protection for Zoi's technology and no registered trademarks for Zoi's name and symbol. Zoi does not know if the patent applications or any future patent applications will be issued, or whether any patents received by it will be challenged or invalidated. Despite precautions implemented by Zoi, unauthorized third parties may copy certain portions of its products or reverse engineer or obtain and use information regarded by Zoi as proprietary. Zoi's means of protecting its proprietary rights may not be adequate and competitors may independently develop similar technology and products. In addition, other parties may assert infringement claims against Zoi. Zoi cannot be certain that its products do not infringe issued patents that may relate to its products. Zoi may be subject to legal proceedings and claims that could subject it to significant liability for damages and could result in the invalidation of proprietary rights. Even if Zoi were to prevail, litigation is expensive and time consuming and may divert management's attention away from running Zoi's business. There is no assurance that Zoi would have sufficient funds to litigate these claims or that expending the funds would yield a favorable outcome.

Legislation.

     While Zoi believes that it currently operates its Internet advertisement services and products and online games in compliance with applicable laws, there is the risk that new legislation or new interpretations of existing laws may limit Zoi's ability to conduct business as proposed in the future. Laws and regulations directly applicable to Internet commerce, advertising and games are becoming more prevalent, and new laws and regulations are under consideration by the U.S. Congress and state legislatures. Any legislation enacted or restrictions from current or future government investigations or policy could disrupt the growth in the use or the Internet generally and decrease the acceptance of the Internet as a commercial and advertising medium or as a forum for skill-based games. Zoi's business, results of operations and financial condition could be materially and adversely affected by changes to current laws or regulations relating to using the Internet as a forum for advertising or online skill-based games.

Acquisition of Tournament Games.

     Zoi has entered into a contract for the acquisition of Tournament Games, Inc. It may be several months to years before Zoi realizes the anticipated financial and strategic goals of this acquisition, and this acquisition may not be successful. The success of this acquisition will depend in part on Zoi's ability to integrate the Tournament Games online game technology into its current business model. Moreover, under the agreement, former shareholders of Tournament Games were issued notes as partial payment for the stock and, as such, have a security interest. If Zoi does not meet its obligations under the notes, then Tournament Games may foreclose on the stock and sell or repurchase part or all of Zoi's ownership of Tournament Games.
If such an event occurs, this would have a material and adverse affect on Zoi's business and ability to market and sell its products and services.

Liability.

     The sale of game- or other entertainment-based advertising may entail an inherent risk of litigation, regulation and associated liability. There can be no assurance that Zoi will not be subject to claims, that any claim will be successfully defended or if Zoi is found liable, that the claim will not exceed the limits of Zoi's insurance, if any. Zoi may be liable for content available or posted on its URLs or embedded in its REACT technology if the music, artwork, text or other content involved violates the copyright, trademark or other intellectual property rights of such third parties, or if the content is defamatory. Such claims could be time consuming and result in costly litigation.

                          MARKET PRICES AND DIVIDENDS

Recent Closing Prices

     The closing price for CET's common stock on the American Stock Exchange ("AMEX") on February 19, 2007, the last trading day before announcement of the execution of the merger agreement was $0.34. On March 8, 2007, the closing price on the AMEX was $0.50.

Historical Market Price Data

     Since July 18, 1995, CET's common stock has been listed on the AMEX under the symbol "ENV". The following table sets forth the high and low sale prices for CET's common stock as reported on the AMEX for the periods indicated:

                      Quarter Ended           High     Low
                      --------------          ----     -----

                      March 31, 2005          0.68     0.38
                      June 30, 2005           0.50     0.36
                      September 30, 2005      0.49     0.26
                      December 31, 2005       0.51     0.25

                      March 31, 2006          0.52     0.30
                      June 30, 2006           1.20     0.20
                      September 30, 2006      0.90     0.63
                      December 31, 2006       0.87     0.30

Number of Shareholders

     The number of record holders of CET's common stock at February 21, 2007 was 35. This does not include approximately 740 shareholders that hold their shares in street name.

Dividends

     The Board of Directors does not anticipate paying cash dividends on the Company's Common Stock in the foreseeable future as it intends to retain future earnings to finance the growth of the business. The payment of future cash dividends will depend on such factors as earnings levels, anticipated capital requirements, the operating and financial conditions of the Company, and other factors deemed relevant by the Board of Directors. The California Corporations Code provides that a corporation may not pay dividends if the corporation is, or as a result of the distribution would likely be, unable to meet its liabilities as they mature.

          CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

  *   discuss future expectations;
  * contain projections of future results of operations or financial condition; or
  *   state other "forward-looking" information.

     There may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Zoi in such forward-looking statements, including among other things:

  * the number and percentage of our shareholders voting against the merger proposal;
  * outcomes of government reviews, inquiries, investigations and related litigation;
  *   continued compliance with government regulations;
  *   fluctuations in customer demand;
  *   management of rapid growth;
  *   general economic conditions;
  *   Zoi's business strategy and plans; and
  *   the results of future financing efforts.

     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

     All forward-looking statements included herein attributable to any of us, Zoi or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CET and Zoi undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

     Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the merger agreement and other proposals, you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement could have a material adverse effect on CET and/or Zoi.

                               THE ANNUAL MEETING

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of CET Services, Inc., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Denver Marriott Courtyard Tech Center, 6565 South Boston Street, Englewood, Colorado, on Friday, April 27, 2007, at 9:00 a.m., Mountain Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about March 30, 2007.

Proxies

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing these proxy materials to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers, and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

Shares Outstanding and Voting Rights

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on March 23, 2007, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On March 23, 2007, the Company had 5,554,489 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.

     Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of common stock would be entitled to four votes which may be cast for one candidate or distributed in any manner among the nominees for director. However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes. The proxy holders will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of March 7, 2007, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director, Nominee for Director, and Executive Officer of the Company, and by all Directors, Nominees for Director, and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

   Name and Address          Amount and Nature of        Percent
  of Beneficial Owners       Beneficial Ownership        of Class
-----------------------      --------------------        --------

Craig C. Barto                     713,554 (1)             12.8%
2901 Orange Ave.
Long Beach, CA 90807

Steven H. Davis                  1,185,907 (2)             21.4%
12503 E. Euclid Dr. # 30
Centennial, CO  80111

George Pratt                        11,000 (3)              0.2%
12503 E. Euclid Dr. # 30
Centennial, CO  80111

John D. Hendrick                     1,100 (4)               *
62 W. Plaza Drive,
Highlands Ranch, CO 80126

Dale W. Bleck                       32,500 (5)              0.6%
12503 E. Euclid Dr. # 30
Centennial, CO  80111

Ann J. Heckler                      20,000 (5)              0.4%
12503 E. Euclid Dr. # 30
Centennial, CO  80111

All directors, nominees for      1,964,061                 35.4%
director, and executive officers
as a group (6 persons)

Ross C. Gordon                     367,000                  6.6%
234 Michelle Lane
Alamo, CA  94507
__________________

*     Less than 0.1%.

(1) Includes 703,554 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Barto.

(2) Includes 1,185,907 shares held directly.

(3) Includes 1,000 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Pratt.

(4) Includes 1,100 shares held directly by Mr. Hendrick.

(5) Represents shares underlying stock options exercisable within 60 days held by the named person.


                                  THE MERGER
                               (PROPOSAL NO. 1)

     The following discussion contains material information pertaining to the merger. This discussion is subject, and qualified in its entirety by reference, to the merger agreement attached as Appendix C to this proxy statement. We urge you to read and review the entire merger agreement as well as the discussion in this proxy statement.

General

     At the annual meeting, CET's shareholders will be asked to consider and vote upon a proposal to adopt the merger agreement. The adoption of the merger agreement will constitute the adoption of the transactions it contemplates, including, among others, the merger of Zoi with and into Merger Sub, a direct wholly owned subsidiary of CET, and the issuance of CET common stock to the security holders of Zoi.

Structure

     The merger agreement provides for the merger of Zoi with and into Merger Sub, a direct wholly owned subsidiary of CET. Upon the completion of the merger, the separate corporate existence of Merger Sub will cease and Zoi will continue as the surviving entity.

     The merger agreement provides that each share of Zoi common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive the number (referred to as the "Exchange Ratio") of validly issued, fully paid and non-assessable shares of CET common stock resulting by dividing 34,899,236 by the number of outstanding shares of Zoi common stock at the effective time of the merger. Upon completion of the merger, all shares of Zoi common stock will no longer be outstanding and will be automatically canceled and cease to exist. In addition, upon effectiveness of the merger, all options, warrants and convertible notes to acquire Zoi common stock that are outstanding immediately prior to the effectiveness of the merger will cease to represent a right to acquire shares of Zoi common stock and will be assumed by CET and converted into option, warrants or convertible notes, as applicable, to acquire a number of shares of CET common stock equal to the number of shares of Zoi common stock issuable upon exercise or conversion of these Zoi convertible securities multiplied by the Exchange Ratio. In addition, the per share exercise or conversion price at which CET common stock can be purchased after the merger upon exercise or conversion of such assumed and converted Zoi options, warrants and convertible notes will be equal to the exercise or conversion prices provided for under the terms of such Zoi convertible security divided by the Exchange Ratio. The number of CET shares issuable under each such converted Zoi option, warrant and convertible note will be rounded down to the nearest whole share.

     At the annual meeting, CET's shareholders will be asked to approve a reincorporation merger, by which CET would change its domicile from California to Nevada. The reincorporation of CET is a condition to the merger. As a result, the stock issued as merger consideration will be common stock of CET-Nevada.

Background of the Merger

     Incorporated in February 1988 pursuant to the laws of the State of California, CET was engaged in environmental consulting, engineering, remediation, and related construction activities for more than a decade. By 1998, revenues exceeded $66 million, close to 50% of which was derived from work performed for the Environmental Protection Agency ("EPA"). However, in August, 1999, the EPA issued a notice of suspension, alleging that the company engaged in intentional misconduct with respect to billing for services under various contracts with the EPA. The Company has denied all allegations of wrongdoing in its relations with the EPA and has cooperated in full with the ongoing investigation.

     An Administrative Agreement with EPA allowed the lifting of the suspension in November, 1999. However, EPA revenues under the then-existing contract never recovered to prior levels. The EPA exercised the third year option of the contract in January, 2000, and was empowered to issue delivery orders for up to $42 million in value; actual EPA revenues for 2000 were $13.1 million. The fourth and final option year was exercised in January 2001, with an empowered value of $44 million; actual EPA revenues in 2001 were $12.3 million. In addition, revenue generation from other federal agencies also failed to recover to pre-1999 levels.

     In view of the diminished level of EPA delivery orders received and with no assurance that delivery orders would increase even if CET was successful in obtaining another EPA contract, management decided to forgo bidding on a new contract. At the billing levels experienced in the 2001-2002 period, the overhead costs necessary to perform EPA work made such efforts marginally profitable, at best.

     In addition, after careful review of the potential business available and the highly competitive bidding practices being encountered, the Company decided to not seek additional contracts in the water/wastewater treatment and services market. The Company's main focus is currently property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project.

     In September 2005, CET received a written notice from the American Stock Exchange (the "AMEX") advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(a)(ii) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years. In order to maintain its AMEX listing, CET submitted a plan advising the AMEX of action it would take to bring the Company into compliance with the continued listing standards within a maximum of 18 months. The AMEX accepted the plan and CET has been able to continue its listing during the plan period, during which time it has been subject to periodic review to determine whether it is making progress consistent with the plan. If the Company is not in compliance with the listing standards at the end of such 18-month period or does not make progress consistent with its plan, the AMEX will initiate delisting proceedings. The 18 month plan period will end on May 1, 2007.

     In view of the potential delisting of CET's shares on the AMEX, management of CET began reviewing possible ways to maintain its listing by coming into compliance with the AMEX listing requirements. One of the alternatives that were considered was to enter into a reverse acquisition with another company.

     In April 2006, CET and Zoi entered into a letter of intent to acquire Zoi through a reverse acquisition. After that time, Zoi and CET continued to discuss the proposed transaction and engaged in due diligence activities. In December 2006, two members of CET's board, Steven H. Davis and George Pratt, personally met with Michael Calderone, Zoi's Chief Executive Officer at Zoi's headquarters in Nashville, Tennessee. The parties ultimately negotiated the final terms of the merger agreement which was executed on February 16, 2007.

     In order for CET to continue its listing on the AMEX, CET will be required to demonstrate that as a result of the merger CET will qualify for the initial listing standards of the AMEX. This is because the AMEX rules relating to reverse acquisitions require that a listed company re-qualify under its initial listing standards.

CET's Reasons for the Merger; Recommendation of CET's Board of Directors

     In deciding to approve the merger agreement and to recommend approval of the merger to CET's shareholders, CET's board of directors considered a number of factors, including the factors listed below. In view of the number and wide variety of factors considered in connection with its evaluation of the merger, the board of directors did not attempt to quantify or otherwise assign relative weight to the specific factors it considered in reaching its determination, and individual directors may have given different weight to different information and factors. The board of directors viewed its approval and recommendation as being based on the totality of the information and factors presented to and considered by it.

     Based on the information available, CET's board of directors determined that the value to be received by the CET shareholders in the merger with Zoi is greater than that available to CET if it continued its current operations.

     Financial terms of the merger. The CET board of directors believes that the merger consideration is fair to the shareholders based upon CET's current financial condition and future prospects, as well as the current financial condition and the board's perception of the future prospects of Zoi. In arriving at this conclusion, the board of directors, together with CET's management and legal and financial advisors, evaluated the strategic alternatives available to CET, discussed above. However, CET has not obtained a fairness opinion with regard to the merger due to the expense related to such an opinion.

     Terms of the merger agreement. CET's board of directors considered the terms of the merger agreement, including the nature and scope of the closing conditions. The board took into account the termination provisions of the merger agreement.

     Strategic Alternatives. CET has been actively soliciting alternative courses of action and two proposals were made to CET. However, neither proposal provided the financial or business framework necessary for CET to seriously consider a reverse acquisition or merger. The possibility of entering into a transaction with a real estate development company that could take advantage of CET's net operating losses and real estate holdings was presented to several companies, but CET did not receive any subsequent response or interest from the companies involved. Other than the merger, the board of directors believed that the only strategic alternatives available to CET were to liquidate or remain a stand-alone public company and seek to grow.

     Continuing as an independent public entity. One strategic alternative considered by CET's board of directors was for CET to remain an independent entity. For CET to realistically continue to operate as an independent entity, it would require significant future growth. CET's existing operations are significantly smaller than those of its competitors. CET's board of directors believes that its current size makes it difficult to justify the substantial fixed costs necessary to operate as a separate public company.
In addition, not only would CET need to retain its existing employees but also to hire a significant number of additional experienced employees to enable its future growth. CET's board of directors believes it would be difficult to replace any of its key employees or hire new experienced employees.

     The board of directors weighed the foregoing advantages and opportunities against the challenges inherent in the merger transaction with Zoi. The board of directors realizes that there can be no assurance about future results, including results expected or considered in the factors listed above, such as assumptions regarding long-term value. After taking these factors into account, the board of directors concluded that the potential positive factors clearly outweighed the potential risks of not completing the merger. This explanation of the board of directors' reasons for the merger and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading "CAUTIONARY STATEMENT REGARDING FORWARD-

LOOKING STATEMENTS." The board of directors also considered the fact that some members of the board of directors and CET's management may have interests in the merger that are different from those of CET's shareholders generally. See "THE MERGER - CET's Directors and Officers Have Financial Interests in the Merger" and "- Indemnification and Insurance" in this proxy statement.

     At a meeting held on February 14, 2007, after due consideration and consultation with its financial and legal advisors, the directors on CET's board of directors who voted on the merger proposal unanimously determined that the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of CET and its shareholders. The CET board of directors (with Craig C. Barto abstaining as he is also a principal shareholder of Zoi) unanimously adopted the merger agreement and recommended that CET's shareholders vote to approve the merger agreement.

Rights of Dissenting Shareholders

     If the merger transaction with Zoi is consummated, holders of CET common stock who have properly exercised dissenters' rights in connection with such merger under Sections 1300-1312 ("Chapter 13") of the California Corporations Code (the "CCC") will have the right to receive such consideration as may be determined to be due with respect to Dissenting Shares (as defined below) pursuant to the laws of the State of California, so long as demands for such consideration are properly filed at or before the Annual Meeting with respect to 5% or more of the outstanding shares of CET's common stock.

     The following summary of the provisions of Chapter 13 is not intended to be a complete statement of such provisions, and CET shareholders are urged to read the full text of Chapter 13, a copy of which is attached to this proxy statement as Annex D.

     If the merger is approved by the required vote of the holders of CET common stock and is not abandoned or terminated, each holder of shares of CET common stock who votes against the merger and who follows the procedures set forth in Chapter 13 will be entitled to have his or her shares of CET common stock purchased by CET for cash at their fair market value, so long as demands for such consideration are properly filed at or before the Annual Meeting with respect to 5% or more of the outstanding shares of CET Common Stock. The fair market value of shares of CET common stock will be determined as of the day before the first announcement of the terms of the merger, excluding any appreciation or depreciation resulting as a consequence of the merger, but adjusted for any stock split, reverse stock split or share dividend that becomes effective thereafter. The shares of CET common stock with respect to which holders have perfected their purchase demand in accordance with Chapter 13 and have not effectively withdrawn or lost such rights are referred to as the "Dissenting Shares."

     Within 10 days after approval of the Merger by CET's shareholders, CET must, if demands for appraisal have been properly filed by the holders of 5% or more of the outstanding shares of CET Common Stock, mail a notice of such approval (the "Approval Notice") to all shareholders who have voted against the approval of the Merger and followed the procedures set forth in Chapter

13, together with a statement of the price determined by CET to represent the fair market value of the applicable Dissenting Shares (determined in accordance with the immediately preceding paragraph), a brief description of the procedures to be followed in order for the shareholder to pursue his or her dissenters' rights, and a copy of Sections 1300-1304 of the CCC. The statement of price by CET constitutes an offer by CET to purchase all Dissenting Shares at the stated amount.

     A shareholder of CET electing to exercise dissenters' rights must, within the time period provided in Section 1301(b) of the CCC, demand in writing from CET the purchase of his or her shares of CET Common Stock and payment to the shareholder at their fair market value. A holder who elects to exercise dissenters' rights should mail or deliver his or her written demand to CET at 12503 E. Euclid Dr., #30, Centennial, Colorado 80111, Attention:
Secretary. The demand should specify the holder's name and mailing address and the number of shares of CET Common Stock held of record by such shareholder and state that such holder is demanding purchase of his or her shares and payment of their fair market value, and must also contain a statement as to what the shareholder claims to be the fair market value of such shares as of the day before the first announcement of the terms of the proposed Merger. Such statement of the fair market value of the shares of CET Common Stock constitutes an offer by the shareholder to sell the Dissenting Shares held by such shareholder at that price.

     Within the time period provided in Section 1302 of the CCC, the shareholder must also submit the certificates representing the Dissenting Shares to CET for endorsement as Dissenting Shares.

     If CET and the shareholder agree that the shares are Dissenting Shares and agree upon the purchase price of the shares, the dissenting shareholder is entitled to the agreed-upon price with interest thereon at the legal rate on judgments from the date of such agreement. Payment for the Dissenting Shares must be made within 30 days after the later of the date of such agreement or the date on which all statutory and contractual conditions to the merger are satisfied, and is subject to surrender to CET of the certificates representing the Dissenting Shares.

     If CET denies that the shares are Dissenting Shares or if CET and the shareholder fail to agree upon the fair market value of the shares of CET Common Stock, then within the time period provided in Section 1304(a) of the CCC, any shareholder who has made a valid written purchase demand and who has not voted in favor of approval and adoption of the Merger Agreement may file a complaint in the superior court of the proper county requesting a determination as to whether the shares are Dissenting Shares or as to the fair market value of such holder's shares of CET Common Stock or both, or may intervene in any pending action brought by any other CET shareholder. If the fair market value of the Dissenting Shares is at issue, the court may appoint one or more impartial appraisers to determine the fair market value of such Dissenting Shares.

     Except as expressly limited by Chapter 13, holders of Dissenting Shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A holder of Dissenting Shares may not withdraw a demand for payment unless CET consents thereto.

     Dissenting Shares lose their status as Dissenting Shares, and dissenting shareholders cease to be entitled to require CET to purchase their Shares if:
(a) the Merger is abandoned; (b) the shares are transferred prior to their submission to CET for the required endorsement; (c) the dissenting shareholder and CET do not agree upon the status of the shares as Dissenting Shares or do not agree on the purchase price, but neither CET nor the shareholder files a complaint or intervenes in a pending action within six months after mailing of the Approval Notice; or (d) with CET's consent, the holder delivers to CET a written withdrawal of such holder's demand for purchase of his or her shares.

     CET SHAREHOLDERS WILL HAVE NO APPRAISAL RIGHTS UNLESS DEMANDS FOR APPRAISAL AND PAYMENT ARE RECEIVED AT OR PRIOR TO THE DATE OF THE CET ANNUAL MEETING FROM HOLDERS OF 5% OR MORE OF THE OUTSTANDING SHARES OF CET'S COMMON STOCK.

     All officers and directors of CET have agreed not to exercise dissenters' rights with respect to the merger.

Financial Interests of CET's Directors and Officers in the Merger

     Craig C. Barto, a member of CET's board of directors, holds 1,000,000 shares of Zoi common stock, which is expected to be convertible into approximately 1,650,000 shares of CET common stock upon consummation of the merger, excluding the effects of a reverse stock split.

     The merger agreement provides that as a condition to closing that each of CET's current executive officers will enter into a severance agreement with CET under which each executive officer will be paid an amount equal to six months' salary. The executive officers include Steven H. Davis, Dale W. Bleck and Ann Heckler.

Repurchase Agreement with Steven H. Davis

    In connection with the merger, Steven H. Davis, the President, CEO and a Director of CET has entered into a stock repurchase agreement with CET pursuant to which CET would repurchase 1,000,000 shares of common stock in exchange for the transfer of certain real estate properties owned by CET. Mr. Davis currently owns 1,185,907 shares of CET's common stock or approximately 21% of the shares now outstanding.

Voting Agreement

     Simultaneously with the execution of the merger agreement, on February 16, 2007, Steven H Davis, the Chief Executive Officer of CET who holds approximately 21% of the outstanding CET common stock, entered into a voting agreement with Zoi. Under the terms of the voting agreement, Mr. Davis agreed to vote his shares in favor of the merger, the merger agreement and the transactions contemplated thereby.

Zoi's Reasons for the Merger

     Zoi has entered into the merger agreement for a number of reasons including that it believes that the merger will provide Zoi with better access to capital and financial markets to obtain the financing it needs to execute its business plan. In addition, the merger will provide its security holders with greater liquidity with respect to their investments in Zoi.

Board of Directors and Management of CET Following the Merger

At the effective time of the Merger:

  * Zoi and CET anticipate that the directors of Zoi will be Michael Calderone, Seth Homayoon, Brady Barto and Greg Bruce, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and
  * Zoi anticipates that its officers will be Michael Calderone, Chief Executive Officer, Lawrence Gershman, President, Safa Homayoon, Chief Operating Officer, Jeffrey Spear, Chief Financial Officer, and Wayne Ramprashad, Chief Technical Officer.

         Name               Age                   Position
         ----               ---                   --------
Michael Calderone           46       Chief Executive Officer and Director
Laurence Gershman           58       President
Safa Homayoon               27       Chief Operating Officer
Jeffrey Spear               49       Chief Financial Officer
Wayne Ramprashad            41       Chief Technical Officer
Seth Homayoon               58       Director
Greg Bruce                  47       Director
Bradford Barto              26       Director

     Biographical information for the persons who are expected to become directors and executive officers at the effective time of the Merger is set forth below:

     Michael Calderone, founder, has served as Zoi's Chief Executive Officer and as a director since Zoi's incorporation on June 9, 2005. From June of 2003 until May 2005, Mr. Calderone was formerly the CEO and President of Smiles Coffee, Inc., a private company which marketed coffee to users with
monthly product subscriptions.   Prior to Smiles Coffee, Mr. Calderone was
the President of Preference Marketing Services, LLC a limited liability company which specialized in integrating web technologies and developed business-to-business consumer applications. Mr. Calderone has twenty years advertising and marketing experience and in the online game industry.

     Laurence Gershman is expected to become President of Zoi before the Merger. In 2006, Mr. Gershman was President of Marden-Kane, Inc., a promotional advertising agency. From 2002 until 2005, Mr. Gershman served as Executive Vice President of Integrated Marketing, primarily involved in promotional advertising. From 1997 to 2001, he served as Executive Director of an integrated marketing company, Anyth?nk, a subsidiary of Ogilvy & Mather. Mr. Gershman has thirty years experience in the sales promotion and marketing industry.

     Safa Homayoon has served as Zoi's Chief Operating Officer since April 1, 2006. Mr. Homayoon was the Partner of R6 Labs from May 2005 until March 2006, a consulting company. From January of 2004 until April of 2005, Mr. Homayoon was the Director of Public Relations and Marketing for TMI Alzheimer's Incorporated. Previous to working at TMI, from October 1999 until September 2002, Mr. Homayoon was the Vice President of Development and founder of medGraft LLC, primarily focused in the healthcare field. Mr. Homayoon holds a masters degree from Oxford University's Business School.

     Jeffrey Spear joined Zoi's management team as the Chief Financial Officer in January 2007. Previously, he was a professor of accounting at Houghton College in New York since 1997 when he was appointed Vice President for Finance and Treasurer. Concurrently, he served as Principal of CFO Concepts, a SEC reporting consulting firm. In the fall of 2006, Spear returned to the classroom, teaching Accounting and Investment courses, along with PACE instruction in financial management. Mr. Spear holds a masters degree in Accounting from Rochester Institute of Technology and is a licensed CPA in New York.

     Wayne Ramprashad has been Zoi's Chief Technical Officer since June 1, 2006. From March 2006 until July 2006, he worked at CTO MicroAutomation, a systems integrator of contact center solutions. From April 2005 until March 2006, he was the Director of Release Development and Delivery of Business Platform Services for AOL and he was the Chief Architect of AOL from September 2002 until April 2005. Prior to working at AOL, Mr. Ramprashad worked for Quack.com (which was acquired by AOL) where he created second-generation architecture to support the AOLbyPhone voice portal, among other system architecture developments. Mr. Ramprashad graduated from the University of Waterloo in Ontario, Canada with a joint degree in Applied Mathematics and Computer Science.

     Seth Homayoon, has served as one of Zoi's board of directors since June 2006. Since 2002, Mr. Homayoon has been a Partner of Purple Angel, a company which invests and guides start-up companies in the Ottawa, Canada area. He has also been a Managing Partner of the Tennessee Restaurant Group LLC since 2005. From 1999 until 2004 he served as the founder and CEO of Emediate Networks, a company involved in customer interaction and support platforms and applications. Mr. Homayoon has over 25 years experience in the development, marketing and implementation of telecommunications products and applications. Mr. Homayoon received his MBA from McGill University.

     Greg Bruce was appointed to Zoi's board of directors in May 2006. Since 1996, Mr. Bruce has been President and CEO of Bruce & Gottesman, CPAs and Consultants and is a certified CPA licensed in Nevada. Mr. Bruce has held various management and consulting level positions in the accounting field.
He conducts seminars for the Fred Prior Seminars Group and graduated with a degree in business administration from Colorado State University.

     Bradford Barto is expected to serve as a member of the board of directors after the merger. From 2004 until January 2006, Mr. Barto was a Real Estate and IT Projects Manager for Signal Hill Petroleum, Inc., primarily involved in Crude Petroleum and Natural Gas Extraction. Prior to 2004, Mr. Barto worked at Signal Hill Petroleum in multiple capacities and attended Chapman University. Craig Barto, a director and shareholder of CET Services, Inc. is Mr. Barto's father.

Operations Following the Merger

     After the merger, the operations of the Company will primarily be through its wholly-owned subsidiary, Zoi Interactive Technologies. It is expected that the properties owned by the Company immediately after the closing will be orderly liquidated by sales through real estate brokers.

Public Trading Markets

     CET's common stock is currently listed on the American Stock Exchange under the symbol "ENV". CET and Zoi will use their best efforts to continue such listing after the merger. It is possible that the common stock will be delisted, in which event the common stock may be quoted on the OTC Bulletin Board or the Pink Sheets.

CET Dividends

     CET has never paid any dividends on its common stock, and it is not expected that this policy will change after the merger.

Regulatory and Other Approvals Required for the Merger

     As a condition to the merger, no governmental authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger. Any waiting period under the HSR Act applicable to the merger shall have expired or shall have been terminated.

Indemnification and Insurance

     The merger agreement provides that, without limiting any other rights that any person may have, each of the parties to the merger agreement will indemnify and hold harmless each of the current and former officers and directors of CET to the extent permitted by applicable law for any and all claims, costs and expenses incurred by them in connection with any action that may be taken by the Environmental Protection Agency pursuant to the investigation disclosed in CET's filings. In addition, CET's bylaws provide that each of its officers, directors and agents shall be indemnified to the fullest extent permitted under applicable law.
     CET maintains officer and director liability insurance in the face amount of $1 million.

                      INFORMATION ABOUT CET SERVICES, INC.

General

     CET's primary business is currently related to property development, primarily in urban areas and preferably having an environmental remediation requirement as an element of the project.

     CET is currently engaged in a redevelopment project under an agreement with the City of Westminster, Colorado. The project includes the purchase of certain property, the demolition of existing structures, environmental remediation, and construction of 50 new affordable housing units. Under the Development Agreement, the City of Westminster has provided approximately $901,000 toward the $1,601,000 purchase price of the property, paid the Company approximately $185,000 for demolition work, and provided other assistance. The Company was required to and has sold at least 10 of the 50 housing units at a base price of $170,000, or less, to qualified buyers; to make certain off-site improvement along street frontages; and to provide the necessary insurance for the project. At December 31, 2006, the Company had capitalized costs of $557,000 representing the remaining four unsold units.

     The Westminster development is segmented into three sites. Construction at Site I, consisting of 23 housing units, is complete; and as of December 31, 2006, all units had been sold. In developing this site, the Company secured a $1.67 million construction loan in mid-2003 that was repaid in June 2004. In late September 2004, the Company entered into an agreement with a general contractor in the amount of approximately $2.75 million for the construction of the remaining 27 housing units at Site II and III. Shortly thereafter, the Company secured a construction loan in the amount of approximately $2.9 million. As of December 31, 2006, the Company has sold 23 of the units.

     In November 2004, the Company executed a second development agreement with the City of Westminster under which the City would provide approximately $410,000 and other assistance to the Company for the development of a retail/office building of approximately 11,000 square feet as well as twelve townhomes. The Company acquired the property necessary for this project in May 2005, borrowing $326,000 and receiving $100,000 under the development agreement. In October 2005, upon approval of the development plan, the Company received the remaining $310,000 provided for under the development agreement.

     In addition the Company owns a five-acre residential site in Aurora, Colorado, "the Aurora project", and during 2004, completed a major remediation at the site, aided by a Brownfields Cleanup Revolving Loan Fund Agreement with City of Aurora in the amount of approximately $471,000. The Company has this property listed for sale with a local real estate broker.

     In January 2005, the Company entered into an operating agreement with a newly-formed entity, Arizona Avenue, LLC, a Colorado limited liability corporation in which the Company is a 50% owner. The Company has been engaged by the LLC to manage the development of a five-acre site in Aurora, Colorado. There have been no management fees in connection therewith during the period. Through December 31, 2006, the Company has invested approximately $280,000 to develop this project. The Company currently has this property listed for sale with a local real estate broker.

     In April 2006, the Company entered into a contract to purchase two buildings, an industrial building and a retail/office building, in Wheat Ridge, Colorado. In May 2006, the Company entered into a contract to sell the industrial building. In June 2006, the Company borrowed $694,000 (of which $451,000 was drawn) from a local lender and completed the purchase of both buildings and the sale of the industrial building. The Company has completed the rehabilitation of the retail/office building and has listed the property for sale with a local real estate broker.

Information Incorporated by Reference

     The Company is mailing a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2006 with this prospectus. The Annual Report on Form 10-KSB is incorporated herein by reference. A copy of the Form 10-KSB for the year ended December 31, 2006 will be provided without charge to each person to whom this proxy statement is delivered. See "INCORPORATION OF INFORMATION BY REFERENCE."

             INFORMATION ABOUT ZOI INTERACTIVE TECHNOLOGIES, INC.

General

     Zoi incorporated in Nevada on June 9, 2005 under the corporate name, With Gratitude, Inc. Our Board changed the name to Zoi Interactive Technologies, Inc. on March 31, 2006.

     Zoi is a development stage software and media company, specializing in the development and marketing of interactive entertainment and lifestyle enhancement content ("Content") which includes advergaming-type products. Zoi's primary purpose is to reach and engage online consumers by deploying its Content through multiple distribution channels on the Internet.

Industry Conditions

     The Internet competes with traditional advertising sectors (direct mail, newspaper, television, radio, yellow pages, paper trade publications and out-of-home) as one of the fastest growing, global communications mediums for advertising. We believe this trend is due in part to: (i) the consumer's preference for interactive Content over dormant information; (ii) the availability of the Internet to consumers' homes; and (iii) the reasonable cost of the hardware which provides broad access to this medium. One benefit of the Internet over other traditional media is its ability to provide trackable and measurable information about a user's behavior, information that cannot easily be achieved through traditional media.

     Similarly, the market for online and downloadable applications - such as online games, music products and lifestyle enhancement products - has grown significantly over the past few years. The growth of the online game and entertainment industry provides opportunities for Zoi to reach consumers through multiple distribution channels.

Product and Service Offerings

     Zoi's Content falls into two categories: entertainment and lifestyle enhancement.

Entertainment Content

     Zoi offers eleven tournament-style, skill-based games in which online users can play against one another. Zoi also develops customized trivia games and other multi-media activities, which include:

     Play All Trivia, a game which provides trivia on 2,500 topics.

     Music Mixer - enables a user to upload mp3 files, mix music and create their own unique sound file.

     Pocket Party - allows a user to upload video footage (such as from a nightclub) and incorporate it with their own music or our licensed music or their own photos and create an instant music video.

     Caption Street - allows a user to upload photographs using photo-enhancement tools and add captions to create online greeting cards.

     Humor Center - contains cartoons, photos and humorous short stories.

     Lifestyle Enhancement Content

     Zoi's "lifestyle enhancement" Content consists of:

     Social Monitor - allows parents to monitor and control their minor child's/children's MySpace account(s).

     Travel Center - allows a user to conduct online searches for air fare, hotels and car rentals by providing search criteria through Kayak.com.

     Discount Center - allows brick-and-mortar businesses located in the user's locale to offer discounts and coupons for its products and services.

     Online Communities - allows businesses which utilize our R.E.A.C.T. product (discussed below) to sponsor an online community.

     Marketing and Distribution

     Marketing and distribution is expected to occur in three ways:

  * Direct distribution. Zoi owns thousands of URLs which contain its Content and through online search programs it can drive online traffic to those URLs.

  * License. The brands (businesses) select the Content to be used on their website through a license from Zoi. The purpose of the Content is to engage online users and keep them on the business's website for longer periods of time. While the user interacts with our Content, businesses have more time to market their products and services to the consumer.

  * R.E.A.C.T. (Real-Time Entertainment Advertising Communications Tool). R.E.A.C.T. is a patent-pending (patent applied for on February 27, 2006) delivery platform/desktop application that is custom-branded for any business. The Content offered through R.E.A.C.T. is selected by the brand (business) according to their anticipated audience or user demographics. It is distributed by the business through CDs, DVDs or by incorporating a URL in their traditional advertising programs or a link from a website with a motivator for the consumer to download the R.E.A.C.T. product. Once the consumer downloads R.E.A.C.T., the consumer engages with the Content. Concurrent with the consumer's engagement with such Content, the brand (business) runs real-time advertising messages to motivate product or service sales. R.E.A.C.T. provides a brand (business) the ability to act as its own media platform.

     Customers

     Zoi currently has six customers: five automobile dealerships and one fast food franchisee and plans to expand into other industries, including: hospitality, restaurants and retail.

     Competition

     The market for stand-alone online advertisements is intensely competitive and constantly changing. Zoi expects to encounter competition from a number of sources, including some of its customers who have their own internally generated online advertising services and advergames. Zoi will also compete with a variety of other Internet advertising networks and other interactive software developers in the advergaming field.

     Employees

     Zoi has 22 full time employees, including its officers. Most of Zoi's employees are software developers and work in Zoi's operational office in Tennessee. To the best of its knowledge, Zoi is in compliance with applicable prevailing wage, contractor licensing and insurance regulations. None of its employees are represented by any collective bargaining agreements and Zoi believes that its relationship with employees is healthy.

     Legal Proceedings

     Zoi is not aware of any pending legal proceedings against it.

     Property

     Zoi leases approximately 16,000 square feet of office space at 209 10th Avenue South, Suite 160, Nashville, Tennessee pursuant to a lease that expires in May 2007. The lease provides for an approximate annual rental of $46,000. Zoi uses approximately one-third of this space. Zoi believes that its facilities are adequate for its needs and that additional space is readily available when needed.

Description of the Tournament Games Acquisition

     On February 12, 2007, Zoi entered into an Acquisition and Stock Purchase Agreement ("Stock Purchase Agreement") with Tournament Games and the shareholders of Tournament Games pursuant to which Zoi agreed to purchase from the shareholders, and the shareholders agreed to sell to Zoi, all the outstanding capital stock ("TG Stock") of Tournament Games (the
"Acquisition").

     The purchase price for the Acquisition is $3,000,000. $350,000 of the purchase price was paid on or before execution of the Stock Purchase Agreement, $400,000 of the purchase price is scheduled to be paid at closing on or before May 15, 2007 and the balance of the purchase price will be paid at closing with a note ("Note"). The Note will bear interest at 8% per annum and is secured by the TG Stock. Accrued interest is payable monthly under the Note and the entire outstanding principal on the Note is payable by Zoi on the first anniversary of the closing of the Acquisition. The purchase price is subject to the following adjustments:

  * the purchase price will be increased by an amount equal to 33% of Tournament Games' net income from January 1, 2006 until the closing of the Acquisition;
  * the purchase price will decrease by any distributions made to the shareholders of Tournament Games during 2006 and 2007; and
  * the purchase price will decrease by $250,000 if Zoi pays off the accrued interest and all outstanding principal on the Note on or before May 15, 2007.

     The Stock Purchase Agreement provides that so long as the Note is outstanding, (i) the board of directors of Tournament Games will consist of two members, one of which must be James Pearson, the current president of Tournament Games, and (ii) James Pearson shall continue to serve as president of Tournament Games as provided in his employment agreement.

Zoi's Management's Discussion and Analysis of Financial Condition or Plan of Operations

     The following is a discussion on Zoi's financial condition and results of operations should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this Proxy Statement.

Note Regarding Forward-Looking Statements

     This discussion contains forward-looking statements that relate to future events or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Although Zoi believes that the expectations reflected in the forward-looking statements are reasonable, Zoi cannot guarantee future results, levels of activity, performance or achievements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks outlined under "Risk Factors" and elsewhere in this Proxy Statement. All forward-looking statements included in this document are based on information available to Zoi on the date hereof. Zoi assumes no obligation to update any such forward-looking statements.
Plan of Operation

     During the next twelve months, development and implementation software-based products will occur, each of which will be hosted and managed by the company. Because of these developmental activities, the company will need to secure significant amounts of additional financial resources. Much of the investment will be directed toward development of the R.E.A.C.T. platform, to make it commercially viable and to increase its capabilities in the marketplace. Added to such development costs will be certain equipment and software purchases needed to properly interface the company's products with its internet-based customers and the addition of certain software and hardware experts needed to increase the speed and effectiveness of product development. Without additional financing, the company will be unable to execute its business plans.

Results of Operations

     Zoi is a development stage enterprise that was formed in June of 2005. Included within this Proxy Statement are audited financial statements for the initial period of operations ending December 31, 2005 and for the year ending December 31, 2006.

Revenue: For the initial period ending December 31, 2005 and the year ending December 31, 2006, revenues were $27,847 and $34,334, respectively. This represents an increase of $6,487 or 23.3%. For 2005, $19,000 of the revenues were received in connection with a five-year licensing of the company's R.E.A.C.T. product to a customer. The remaining 2005 revenues pertained to revenue sharing payments from proposed subsidiary Tournament Games in the amount of $4,405, with the balance received from design fees for client customization and set-up of the R.E.A.C.T. platform. For 2006, $30,000 of revenues represented recognition of revenue deferred under the aforementioned five-year licensing agreement that commenced in 2005. The remainder of $4,334 represents revenue-sharing payments from the proposed Tournament Games subsidiary. Revenues will remain similar and modest until new products are deployed in the marketplace through the company's development efforts.

Cost of Sales: For the initial period ending December 31, 2005 and the year ended December 31, 2006, cost of sales were $32,371 and $0, respectively. The 2005 costs were directly related to delivery of the R.E.A.C.T. product to the customer with the five-year license. Because all the costs of delivering the product were recognized in the 2005 period, there were no costs of sales associated with recognized revenues for the 2006 period. Also, no costs of sales were associated with the revenues received from the Tournament Games revenue sharing payments to the company.

Gross Margin: For the initial period ending December 31, 2005, the gross margin on sales was a negative ($4,524), reflecting the impact of recognizing all the costs associated with delivering the R.E.A.C.T. product wherein associated revenues will be recognized over a five-year period. The lack of recognized costs of sales for the year ended December 31, 2006 led to a $34,334 gross margin, identical to revenues for that period.

Operating Expenses: For the initial period ending December 31, 2005 and the year ended December 31, 2006, operating expenses were $218,833 and $1,259,858 respectively. These expenses were associated with starting up a software-related organization, along with legal, accounting and executive costs associated with securing sources of funding to underwrite the further development of the organization.

Other Income (Expense): For the initial period ending December 31, 2005, net other income/expense was $0. For the year ended December 31, 2006 interest income of $11,011 was offset by interest expense of ($6,128) to yield net other income of $4,883. Other income and expense items are not expected to continue in a predictable pattern during the development stage of the company and may fluctuate measurably from year to year.

Net Loss: For the initial period ending December 31, 2005 and the year ended December 31, 2006, net losses were ($223,357) and ($1,220,641), respectively. These significant net losses are due to the start-up nature of Zoi's operations. Such losses are anticipated to continue until such time as completed products can be brought to market and viable commercial volumes established.

Liquidity and Capital Resources

     Zoi has incurred significant operating losses since its inception, and, as of December 31, 2006 Zoi had accumulated a deficit of ($1,443,998). During 2006, Zoi used approximately ($716,805) of cash to fund operations, used cash for investing activities in the amount of ($1,044,887) and generated a net cash inflow of $2,085,814 from financing activities. These three types of activity combined to increase cash by $324,122 during the period, leaving a cash and cash equivalents balance of $341,306 at December 31, 2006 and working capital (current assets less current liabilities) of $158,318.

     Since its founding in 2005, Zoi's primary source of liquidity and capital resources has been net cash provided by proceeds from the issuance of equity securities. To date, these sources have been sufficient to meet its needs and finance Zoi's development-stage business. If Zoi is unsuccessful in securing additional debt and equity-based financing arrangements, it will be unable to meet its obligations for more than two to three months of activity.

     Zoi has no specific commitments to acquire additional capital equipment or machinery. To meet its operating objectives, however, additional capital expenditures will be necessary for the foreseeable future. Zoi has never declared and does not anticipate a near future declaration of cash dividends.

Critical Accounting Policies & Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. Zoi believes the following critical accounting policies involve additional management judgment due to the sensitivity of the methods, assumptions, and estimates necessary in determining the related asset and liability amounts.

     Product development costs capitalized represent products that have been demonstrated to be feasible but require further development to make them worthy of commercial sale or usage. These costs are capitalized until the product is released. At such time, the capitalized cost of a developed product is amortized over its anticipated commercial life.

     Zoi's deferred revenue represents sales of product to customers under a five-year license and are amortized using the straight-line method for five years (ten half-years).

Stock Compensation. In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R (FAS-123R), Share-Based Payment, which is a revision of Statement of Financial Accounting Standards No. 123 (FAS-123), Accounting for Stock-Based Compensation.

     FAS-123R eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 (APB-25), Accounting for Stock Issued to Employees, and requires instead that such transactions be accounted for using a fair-value-based method. On January 1, 2006, Zoi adopted the provisions of FAS-123R under the modified prospective transition method, in which compensation cost was recognized beginning January 1, 2006 (a) based on the requirements of FAS-123R for all share-based payments granted after January 1, 2006 and (b) based on the requirements of FAS-123R for all awards granted to employees prior to January 1, 2006 of FAS-123R that remain unvested on that date.

     As permitted under FAS-123, Zoi elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for stock-based awards to employees through

December 31, 2005. Accordingly, no compensation cost has been recognized in Zoi financial statements for stock options under any of the stock plans which on the date of grant the exercise price per share was equal to or exceeded the fair value per share. However, compensation cost has been recognized for warrants and options granted to non-employees for services provided. There were 50,000 options granted to a non-employee as of December 31, 2005.

     With the adoption of FAS-123R, Zoi amortizes stock-based compensation for awards granted on or after January 1, 2006, on a straight-line basis over the requisite service (vesting) period for the entire award. For awards granted prior to January 1, 2006, compensation costs are amortized in a manner consistent with Financial Accounting Standards Board Interpretation No. 28 (FIN-28), Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans. This is the same manner applied in the pro forma disclosures under FAS-123.

     In the preparation of financial statements, Zoi makes judgments regarding the future outcome of contingent events and records loss contingency amounts that are probable and reasonably estimated based on available information. The amounts recorded may differ from the actual amounts that occur when the uncertainty is resolved. The estimates that Zoi makes in accounting for contingencies and the gains and losses that are recorded upon the ultimate resolution of these uncertainties may have a significant effect on the liabilities and expenses in the financial statements.


                   INFORMATION ABOUT TOURNAMENT GAMES, INC.

General

     Tournament Games, Inc. (TG) is an Internet-based tournament-driven skill game and development company incorporated in Florida in March of 1998. Zoi is in the process of acquiring TG. Zoi is acquiring TG in order to incorporate their game content into our content pool and to use their tournament management platform, which manages player scores and individual tournaments, for future games.

     Product and Service Offerings

     TG develops online game software and provides an online forum for users to participate in casual, skill-based games in a tournament setting. Participants can play in either free or play-for-money (credits) tournaments with players being matched based on their skill ranking and success.

     Legal Proceedings

     Zoi is not aware of any pending legal proceedings against TG.

     Employees

     As part of the terms of the acquisition of TG, Zoi will acquire three TG employees.

Tournament Games' Management's Discussion and Analysis or Plan of Operations

     The following is a discussion on Tournament Games' financial condition and results of operations should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this Proxy Statement.

Note Regarding Forward-Looking Statements

     This discussion contains forward-looking statements that relate to future events or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Although Tournament Games believes that the expectations reflected in the forward-looking statements are reasonable, Tournament Games cannot guarantee future results, levels of activity, performance or achievements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks outlined under "Risk Factors" and elsewhere in this Proxy Statement. All forward-looking statements included in this document are based on information available to Tournament Games on the date hereof. Tournament Games assumes no obligation to update any such forward-looking statements.

General

     Zoi is a party to an Acquisition and Stock Purchase Agreement with Tournament Games and its shareholders pursuant to which Zoi agreed to purchase all the outstanding capital stock of Tournament Games. The closing of this transaction is a condition to closing the Merger.

Results of Operations for the Years Ended December 31, 2006 and 2005

     Revenues: Tournament Games receives its revenues from nominal fees charged to game participants upon entry into an online game. These fees, added to minimal revenues from refunds totaled $756,288 and $807,067 for the years ended December 31, 2005 and 2006 respectively. This increase of $50,779 or 6.7% was due to two factors. First, Tournament Games lost its sole credit card processor during 2005 and found it difficult to engage another on a timely basis. For 2006, the company had uninterrupted service from credit card processors, having engaged three separate organizations to ensure continuous service. Second, Tournament Games did not introduce any new games during 2005, resulting in an erosion of interest by customers. During 2006, two new games were introduced, resulting in increased interest in Tournament Games' products by its customers.

     Expenses: Operating, General and Administrative expenses totaled $610,909 and $647,788 for 2005 and 2006 respectively. This increase of $36,879, or 6.0%, is reflective of the increased costs associated with bringing additional games online during 2006 and normal, inflationary increases in salaries, benefits and occupancy costs.

     Other Income and Expense: This is comprised in total by net other interest expense, which declined from ($5,173) to ($2,154) between 2005 and 2006. This reduction reflected the repayments of loans during the year, amounting to ($33,730) as reported in cash used in financing activities.

     Income Taxes: Tournament Games has been operating as an S corporation and, as such, liability for franchise and income taxes flows to its individual owners. While it is customary to assess a rate of tax on such an entity, its inclusion within the proposed consolidated group would offset any potential income-based tax liability. Therefore, no tax liability has been assessed Tournament Games for purposes of the financial statements contained in this Proxy Statement.

     Net income: Net income increased $16,919 or 12.1% between 2005 and 2006, from $140,206 to $157,125. This increase was due to the increase in revenues for 2006 exceeding the expense increase between the years.

Liquidity and Capital Resources

     Cash flows from operating activities totaled $165,805 and $176,609 for the years ended December 31, 2005 and 2006 respectively. Cash used in investing activities consumed ($18,312) and ($22,689) for the two years respectively. These expenditures represent the acquisition of fixed assets and the expenditure of patent application fees during the two periods. Cash flows from financing activities resulted in net cash outflows of ($84,890) during 2005 and ($33,730) during 2006. For both years these outflows reflected cash used to pay down principal on debt..

     As a stand-alone entity, Tournament Games generates sufficient cash flow to fund its operations for the foreseeable future. When combined with Zoi and the diminishing operations of CET, the consolidated organization will require additional funding in order to operate its businesses beyond three months.

     Common Stock Dividend Policy. Since the formation of Tournament Games in 1998, Tournament Games has not paid out any cash dividends, and does not currently intend to pay in the foreseeable future, cash dividends on its Common Stock. Future earnings, if any, are expected to be retained for the development of the business of Tournament Games.

Critical Accounting Policies & Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. Tournament Games believes the following critical accounting policy involves additional management judgment due to the sensitivity of the methods, assumptions, and estimates necessary in determining the related asset and liability amounts.

     Tournament Games receives revenue from players who purchase non-refundable game credits. Those credits are used to enter on-line tournaments and can not be redeemed for cash. Nominal cash prizes are awarded based on a predetermined award schedule and can be cashed out by players or used to purchase more non-refundable game credits.

     In the preparation of financial statements, Tournament Games makes judgments regarding the future outcome of contingent events and records loss contingency amounts that are probable and reasonably estimated based on available information. The amounts recorded may differ from the actual amounts that occur when the uncertainty is resolved. The estimates that Tournament Games makes in accounting for contingencies and the gains and losses that are recorded upon the ultimate resolution of these uncertainties may have a significant effect on the liabilities and expenses in the financial statements.


                            THE MERGER AGREEMENT

     This section of the proxy statement describes the material provisions of the merger agreement, but does not purport to describe all the provisions of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Appendix C to this proxy statement and is incorporated into this proxy statement by reference. We urge you to read the full text of the merger carefully.

Terms of the Merger

     Subject to the terms and conditions of the merger agreement, and in accordance with Nevada law, upon completion of the merger, Zoi will merge with and into Merger Sub and Merger Sub will be the surviving entity. Concurrently, the separate corporate existence of Zoi will terminate.

     The merger agreement provides that each share of Zoi common stock issued and outstanding immediately prior to the Effective Time (as defined below) will be converted into the right to receive the number (referred to as the "exchange ratio") of validly issued, fully paid and non-assessable shares of CET common stock resulting by dividing 34,899,236 by the number of outstanding shares of Zoi common stock at the effective time of the merger, such resulting number being referred to as the "merger consideration." Upon the conversion, all shares of Zoi common stock will no longer be outstanding and will be automatically canceled and cease to exist. If CET reincorporates from California to Nevada, the merger consideration will consist of common stock, par value $0.001 per share, of CET Services, Inc, a Nevada corporation. The pre-reincorporation entity is sometimes referred to herein as "CET-California" and the post-reincorporation entity, and issuer of the merger consideration, is sometimes referred to herein as "CET-Nevada."

Closing and Effective Time of the Merger

     The closing of the merger will take place promptly following the satisfaction of the conditions described below under "- Conditions to the Completion of the Merger," unless CET and Zoi agree in writing to another time. The merger is expected to be consummated on or before April 30, 2007.

Reincorporation Merger

     As a condition of the merger agreement, prior to the closing CET is required to change its domicile to the State of Nevada through a reincorporation merger. CET's shareholders will be asked to approve the reincorporation merger at the Annual Meeting. See "CHANGE OF DOMICILE."

Representations, Warranties, Covenants and Agreements

     The merger agreement contains representations and warranties of each of CET and Zoi relating, among other things, to:

  *  proper corporate organization and similar corporate matters;
  *  subsidiaries;
  *  capital structure of each constituent company;
  * the authorization, performance and enforceability of the merger agreement;
  *  no conflict; required filings and consents;
  *  licenses and permits;
  *  compliance with legal requirements;
  *  taxes;
  *  financial information and absence of undisclosed liabilities;
  * holding of leases and ownership of other properties, including intellectual property;
  *  restrictions on business activities;
  *  contracts;
  *  title to properties;
  *  environmental matters;
  *  absence of certain changes;
  *  Litigation;
  *  employee benefit plans; and
  *  Insurance.

Conditions to the Completion of the Merger

General Conditions

     Consummation of the merger agreement and the related transactions is conditioned on the approval of the merger by the requisite vote under applicable law by the shareholders of Zoi and CET; a certificate of amendment to CET's Articles of Incorporation in proper form shall have been duly approved by CET's Board of Directors and shareholders and been filed with and accepted for filing by the Secretary of State of the jurisdiction of incorporation of CET at that time, which certificate of amendment shall (i) increase the authorized number of shares of CET common stock to allow for the issuance of CET common stock in the merger and upon exercise of assumed Zoi options and warrants, (ii) provide for a reverse stock split of CET's outstanding common stock to the extent useful or necessary to enable the common stock to continue to be listed on AMEX following the merger and (iii) change the name of CET to "Zoi Interactive Holdings" or such other name upon which CET and Zoi may agree.

     In addition to the above, (i) all amounts received by Zoi from February 1, 2007 until the closing date through the sale and issuance of Zoi's capital stock or debt instruments, (ii) all amounts raised by CET from the date hereof until the Effective Time through the sale and issuance of CET capital stock or debt instruments, (iii) all amounts committed to be issued in a capital stock or debt financing by CET or the surviving corporation that are conditioned solely upon the closing of the merger and (iv) all amounts for which Zoi has received a "best efforts" agreement from a placement agent to raise financing for Zoi or CET, shall total at least $7,000,000. Also, the shareholders of Tournament Games shall be obligated, subject only to the completion of the merger and payment to such shareholders of a total of $400,000, to sell and transfer to Zoi all the outstanding capital stock of Tournament Games and the shares of CET common stock issuable to Zoi's shareholders pursuant to the merger agreement shall have been authorized for listing on the American Stock Exchange or CET's common stock shall be trading on the OTC Bulletin Board.

     In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon normal closing conditions in a transaction of this nature, including no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions; the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party.

Zoi's Conditions to Closing

     The obligations of Zoi to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

  * CET and Craig C. Barto shall have entered into a resale restriction agreement and the resale restriction agreement shall be in full force and effect;

  * Zoi shall have received an appraisal of the real property holdings of CET dated within 90 days of the Effective Time;

  * CET shall have completed the reincorporation merger, unless Zoi has delivered a request to CET not to complete the reincorporation merger;

  * CET and each of Steven H. Davis, Dale W. Bleck and Ann J. Heckler shall have entered into severance agreements with CET on terms reasonably acceptable to Zoi, which severance agreements shall provide that (i) these individuals provide from time to time, as requested by CET, up to one hundred eighty (180) hours of service to CET from the closing date until the 30th day following the closing date and (ii) Zoi place in escrow for each of these individuals an amount equal to six (6) months of their base salaries as of the date of the merger agreement, which amounts will be payable to them out of escrow on the 30th day following the closing date so long as they fulfill their obligations set forth above;

  * CET shall have repurchased at least 1,000,000 shares of outstanding CET common stock held by Steven H. Davis or Steven H. Davis shall have entered into a resale restriction agreement with CET on terms substantially similar to those contained in the resale restriction agreement to be entered into by Craig C. Barto;

  * there shall have been no material adverse effect with respect to CET since the date of the merger agreement;

  * Holders of no more than five percent (5%) of the outstanding shares of CET's common stock shall have exercised, nor shall they have the continued right to exercise, appraisal, dissenters' or similar rights under applicable law with respect to their shares by virtue of the merger; and

  * Zoi shall have received a legal opinion which is customary for transactions of this nature, from Krys Boyle, P.C., counsel to CET.

CET's Conditions to Closing

     The obligations of CET to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

  * There shall have been no material adverse effect with respect to Zoi since the date of the merger agreement; and

  * CET shall have received a legal opinion which is customary for transactions of this nature, from Weintraub Genshlea Chediak Law Corporation, counsel to Zoi.

Conduct of Business of CET and Zoi Pending the Merger

     CET has agreed that, except as otherwise permitted by the merger agreement, neither CET nor any of its subsidiaries shall conduct their business other than in the ordinary course and consistent with CET's and such subsidiary's prior practice. CET has agreed that it and each of its subsidiaries will, (i) continue its advertising and promotional activities, and pricing and purchasing policies, in accordance with past practice; (ii) not shorten or lengthen the customary payment cycles for any of its payables or receivables; (iii) use its reasonable efforts to preserve intact its business organizations and the business organization of CET's business, keep available to CET the services of the employees of CET and its subsidiaries, continue in full force and effect all existing policies or binders of insurance currently maintained in respect of CET or its subsidiaries, business or assets; and preserve its current relationships with its customers, suppliers and other persons with which it has significant business relationships; (iv) exercise, but only after notice to Zoi and receipt of Zoi's prior written approval, any rights of renewal pursuant to the terms of any leases or subleases which by their terms would otherwise expire; (v) not make an offer of employment to any person without the approval of Zoi and
(vi) not engage in any practice, take any action, fail to take any action or enter into any transaction with knowledge that it would or could reasonably be expected to cause any representation or warranty of CET to be untrue in any material respect or result in a material breach of any covenant made by CET in the merger agreement.

     Except as provided by the merger agreement, CET has agreed that, without the prior written consent of Zoi, neither CET nor any of its subsidiaries enter into any material transactions as enumerated in the merger agreement. In addition, CET has agreed not to engage in any action that could reasonably be expected to cause the merger to fail to qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code.

     Except as provided by the merger agreement Zoi has agreed not, and will not permit any of its subsidiaries to: (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any capital stock of Zoi or (ii) split, combine or reclassify any of its capital stock or
(iii) issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Zoi's capital stock unless pursuant to preemptive rights currently existing; or authorize any of, or commit or agree to take any of, the foregoing actions.

No Solicitation of Other Transactions

     CET has agreed that neither CET, its subsidiaries nor any of their respective affiliates, officers, directors, representatives or agents will
(a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person (i) relating to any acquisition or purchase of all or any portion of the capital stock of CET or any subsidiary (other than the exercise or conversion of outstanding options) or assets of CET or any of its subsidiaries, (ii) to enter into any business combination or (iii) to enter into any other extraordinary business transaction involving or otherwise relating to CET or any of its subsidiaries, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person to seek to do any of the foregoing.
CET is required to notify Zoi promptly if any such proposal or offer, or any inquiry or other contact with any person with respect thereto is made. CET has agreed not to, and to cause each of its subsidiaries not to, without the prior written consent of Zoi, release any person from, or waive any provision of, any confidentiality or standstill agreement to which CET or any of its subsidiaries is a party.

     Zoi has agreed that neither Zoi and its subsidiaries nor any of their respective affiliates, officers, directors, representatives or agents will
(a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person relating to (i) the sale of any material portion of the capital stock or assets of Zoi or its subsidiaries (other than in the ordinary course of business, in connection with the sale of capital stock in a capital raising transaction or pursuant to the exercise of Zoi options or warrants) or (ii) a transaction in which the primary purpose of the transaction is to cause the holders of Zoi's capital stock to receive shares of a class of capital stock of a person that are registered under Section 12 of the Exchange Act of 1934, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person to seek to do any of the foregoing. Zoi is required to notify CET promptly if any such proposal or offer, or any inquiry or other contact with any person with respect thereto is made. Zoi has agreed not to, without the prior written consent of CET, release any person from, or waive any provision of, any confidentiality or standstill agreement to which Zoi is a party.

Termination

     The merger agreement may be terminated at any time, but not later than the closing as follows:

  *  by mutual written consent of CET and Zoi;

  * by either CET or Zoi if the closing date shall not have occurred by April 30, 2007 (or, in the event (a) the SEC reviews the Proxy Statement, (b) the American Stock Exchange has not provided Zoi and CET with reasonable assurances before April 30, 2007 that CET's common stock will continue to be listed on the American Stock Exchange following the closing date, or (c) the American Stock Exchange has not completed its review of the transactions contemplated by the merger agreement before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from the American Stock Exchange, but no later than May 31, 2007); provided, however, that the right to terminate the merger agreement under this provision shall not be available to any party whose failure to fulfill any obligation under the merger agreement shall have been the cause of, or shall have resulted in, the failure of the closing to occur on or prior to such date and such failure to fulfill the obligation constitutes a material breach of the merger agreement;

  * by either party if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

  * by CET if, prior to the closing date: (i) any representation or warranty of Zoi contained in merger agreement shall have been breached such that the conditions to the merger to be complied with by Zoi would or could not be satisfied by April 30, 2007 (or, in the event (a) the SEC reviews the Proxy Statement, (b) the American Stock Exchange has not provided Zoi and CET with reasonable assurances before April 30, 2007 that CET's common stock will continue to be listed on the American Stock Exchange following the closing date, or (c) the American Stock Exchange has not completed its review of the transactions contemplated by the merger agreement before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from the American Stock Exchange, but no later than May 31, 2007), (ii) Zoi shall not have complied in any material respect with any covenant or agreement to be complied with by it and contained in the merger agreement within 15 days after receipt of notice of non-compliance from CET; or (iii) Zoi makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Zoi or seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization;

  * by Zoi if, prior to the closing date, (i) any representation or warranty of CET, CET-Nevada or Merger Sub contained in the merger agreement to the merger to be complied with by CET, CET-Nevada or Merger Sub shall have been breached such that the conditions would or could not be satisfied by April 30, 2007 ((or, in the event (a) the SEC reviews the Proxy Statement, (b) the American Stock Exchange has not provided Zoi and CET with reasonable assurances before April 30, 2007 that CET's common stock will continue to be listed on the American Stock Exchange following the closing date, or (c) the American Stock Exchange has not completed its review of the transactions contemplated by the merger agreement before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from the American Stock Exchange, but no later than May 31,
     2007), (ii) CET or CET-Nevada shall not have complied in any material respect with any covenant or agreement to be complied with by it and contained in this Agreement within 15 days after receipt of notice of non-compliance from the Zoi, or (iii) CET makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against CET seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization.

Effect of Termination

     In the event of proper termination by either CET or Zoi, the merger agreement will become void and have no effect, without any liability or obligation on the part of CET or Zoi, except that the confidentiality obligations set forth in the merger agreement will survive and the rights of the parties to bring actions against each other for a willful breach of the merger agreement will survive. The merger agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the merger. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

Fees and Expenses

     All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the merger is consummated.

Amendments; Waiver; Assignment

     The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

     Either party to the merger agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party or (c) waive compliance with any of the agreements or conditions of the other party contained in the merger agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of the merger agreement. The failure of any party to assert any of its rights under the merger agreement shall not constitute a waiver of any of such rights.

     The merger agreement may not be assigned by operation of law or otherwise without the express written consent of CET and Zoi.


                             ACCOUNTING TREATMENT

     The merger is expected be accounted for under the purchase method of accounting as a reverse acquisition, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) for accounting and financial reporting purposes. Under this method of accounting, CET will be treated as the "acquired" company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Zoi issuing stock for the net assets of CET, accompanied by a recapitalization. The price paid by Zoi for the outstanding CET shares is considered to be the quoted closing price for CET on the date when the number of shares to be acquired by Zoi is known. On that date, February 20, 2007, CET closed at a price of $0.545 per share. This price was less than the reported book value of CET as of December 31, 2006 and, accordingly, certain long-term assets of CET were written down so that the net assets to be acquired by Zoi equal the price to be paid (see notes to Pro forma financial statements.) The retained deficit of Zoi will be carried forward after the merger.


            MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
                                 THE MERGER

     This discussion addresses only those CET shareholders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as financial institutions; investors in pass-through entities; tax-exempt organizations; dealers in securities or currencies; traders in securities that elect to use a mark to market method of accounting; persons who hold CET common stock as part of a straddle, hedge, constructive sale or conversion transaction; and persons who are not citizens or residents of the United States.

     Neither CET nor Zoi intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

     It is expected that the merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Code. As a result, no gain or loss would be recognized by CET or by the shareholders of CET by virtue of U.S. federal income taxes.


                             CHANGE OF DOMICILE
                              (PROPOSAL NO. 2)

The Reincorporation Proposal

     General

     The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of CET from the State of California to the State of Nevada (the "reincorporation merger"). The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of February 16, 2007 (the "Merger Agreement"), by and among CET, Merger Sub, Zoi and CET Nevada. The boards of directors of CET and CET-Nevada have unanimously approved the merger agreement. The merger agreement relates to the proposed merger of Zoi with Merger Sub as well as the reincorporation merger.

     Reasons for the Reincorporation

     The reincorporation merger is being proposed because the change of CET's domicile to Nevada is condition to closing the merger with Zoi. Zoi has made the change of domicile a condition of the merger because it has no operations in California, Nevada corporate law provides greater flexibility and Nevada corporate law is based on Delaware corporate law and there is a the substantial body of case law interpreting Delaware corporate law.

     CET-Nevada

     CET-Nevada, a wholly owned subsidiary of CET, was incorporated under the Nevada General Corporation Law ("NGCL") on January 26, 2007 exclusively for the purpose of merging with CET. The address and phone number of CET-Nevada's principal office are the same as those of CET. Prior to the reincorporation merger, CET-Nevada will have no material assets or liabilities and will not have carried on any business.

     If the reincorporation merger is completed, the rights of the shareholders of CET-Nevada will be governed by the NGCL and the articles of incorporation and bylaws of CET-Nevada (the "Nevada Articles of Incorporation" and the "Nevada Bylaws," respectively).

     The Merger Agreement

     The Merger Agreement provides that CET will merge with and into CET-Nevada, with CET-Nevada being the surviving corporation. Pursuant to the merger agreement, CET-Nevada will assume all assets and liabilities of CET, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the Board of Directors and officers of CET-Nevada and our existing subsidiaries will become the subsidiaries of CET-Nevada.

     At the effective time of the reincorporation merger, each outstanding share of CET's common stock will automatically be converted into one share of CET-Nevada common stock. You will not have to exchange your existing stock certificates of CET for stock certificates of CET-Nevada. However, after consummation of the reincorporation merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to CET-Nevada's transfer agent for cancellation and obtain a new certificate.

     Pursuant to the reincorporation merger, CET-Nevada will assume all of CET's obligations under all of its existing stock incentive plans. Each award of shares of CET's common stock under such plans will be converted into an award of shares of CET-Nevada common stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of CET common stock under such plans will be converted into an option to purchase the same number of shares of CET-Nevada common stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under CET's incentive plans in the future will be for shares of CET-Nevada common stock.

     The Merger Agreement has been approved by the Board of Directors of CET-Nevada and by CET, as the sole shareholder of CET-Nevada. Approval of the reincorporation merger by CET's shareholders requires the affirmative vote of the holders of a majority of all common stock outstanding.

     A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Nevada Articles of Incorporation and the Nevada Bylaws.

     Effective Time

     If the reincorporation merger is approved, it is anticipated that the reincorporation merger will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of California in accordance with the CCC and the Articles of Merger to be filed with the Secretary of State of Nevada in accordance with the NGCL. However, the merger agreement may be terminated and abandoned by action of CET's board of directors at any time prior to the effective time of the reincorporation merger, whether before or after the approval by CET's shareholders, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of CET and its shareholders.

     Effect of Not Obtaining the Required Vote for Approval

     If the reincorporation merger fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and CET will continue to be incorporated in California. In addition, since completion of the reincorporation merger is a condition to Zoi's obligation to close the merger with CET, the merger transaction with Zoi will not be completed unless Zoi waives this closing condition.

Comparison of Shareholder Rights

      Significant Differences Between the Corporation Laws of California and Nevada

     The most significant differences between the corporate governance provisions of the charter documents of CET-Nevada and CET, and the reasons for and certain possible effects of these provisions are described below.

     Limitation on Ability to Call Shareholder Meetings

     Reincorporation of the Company in the state of Nevada would affect the ability of shareholders to call meetings. Under California Law, a special meeting of the shareholders may be called by the board, the chairman of the board, the president or by the holders of shares entitled to cast not less than 10% of the votes at such meeting. Under Nevada Law, special meetings of shareholders may be called by a corporation's board of directors or by any other person authorized to do so by the articles of incorporation or bylaws of the corporation. Shareholders of a Nevada corporation may not call a special meeting unless the articles or bylaws provide that right. The Nevada Bylaws currently provide that a special meeting of shareholders may be called by the chief executive officer of CET-Nevada, a majority of the Board of

Directors or the holders of shares entitled to cast not less than 25% of the votes at such meeting. Therefore, after the reincorporation the percentage required to call a special shareholders meeting would be increased from 10% to 25%.

     Both Nevada Law and California Law permit shareholders, unless specifically prohibited by the articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action by written consent may, in some circumstances, permit the taking of shareholder action more rapidly than would be possible if a meeting of shareholders were required. Both the California Bylaws and the Nevada Bylaws permit shareholder action by written consent as permitted under applicable law.

     Board of Directors Composition

     Under California Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. Nevada Law permits the board of directors alone to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the articles of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

     The California Bylaws establish a range of four (4) to seven (7) directors, currently fixed by resolution of the Board at four (4). The Nevada Bylaws provide that the number of directors is to be established by a resolution of the board of directors. Following the reincorporation merger, the approval of the shareholders will not be required to change the number of directors as would be the case in California.

     Neither the California Articles and Bylaws nor the Nevada Articles and Bylaws provide for a classified board of directors although both California Law and Nevada Law permit classified boards with staggered terms.

     Cumulative Voting

     California Law generally provides for cumulative voting. Cumulative voting may be eliminated by a corporation with outstanding securities listed on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System. However, the California Bylaws currently permit cumulative voting.

     Under Nevada Law, cumulative voting is not available unless it is provided for in a corporation's articles of incorporation. The Nevada Articles do not provide for cumulative voting.

     Nevada Control Share Acquisition Law

     Under Sections 78.378 to 78.3793 of the Nevada Law, an acquiring person who acquires a controlling interest in company shares may not exercise voting rights on any of these shares unless these voting rights are granted by a majority vote of our disinterested shareholders at a special shareholders' meeting held upon the request and at the expense of the acquiring person. If the acquiring person's shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote for authorizing voting rights for the control shares, is entitled to demand payment for the fair value of their shares, and we must comply with the demand. An "acquiring person" means any person who, individually or acting with others, acquires or offers to acquire, directly or indirectly, a controlling interest in our shares. "Controlling interest" means the ownership of our outstanding voting shares sufficient to enable the acquiring person, individually or acting with others, directly or indirectly, to exercise one-fifth or more but less than one-third, one-third or more but less than a majority, or a majority or more of the voting power of our shares in the election of our directors. Voting rights must be given by a majority of our disinterested shareholders as each threshold is reached or exceeded. "Control shares" means the company's outstanding voting shares that an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person becomes an acquiring person.

     These Nevada statutes do not apply if a company's articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that these provisions do not apply. Neither the Nevada Articles nor the Nevada Bylaws contain such a provision.

     California Law does not contain provisions similar to Sections 78.378 to
78.3793 of the Nevada Law.

     Other Differences Between the Corporation Laws of California and Nevada

     In addition to the provisions of California Law and Nevada Law that are discussed above, other provisions of California Law and Nevada Law differ in many respects, and consequently it is not practical to summarize all differences. A summary of certain significant differences that may affect the rights and interests of shareholders in CET-Nevada is set forth below.

     Vote Required for Certain Mergers and Consolidation

     Nevada Law relating to mergers and other corporate reorganizations differs from California Law in a number of respects. Generally, California Law requires a shareholder vote in more situations than does Nevada Law. Both California Law and Nevada Law provide for shareholder votes (except as indicated below and for certain mergers between a parent company and a subsidiary that is at least 90% owned by the parent company) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale of substantially all of its assets. In addition to the foregoing, subject to the exceptions described below, California Law requires the affirmative vote of a majority of the outstanding shares of (i) an acquiring corporation in a share-for-share exchange or a share-exchange tender offer, (ii) the acquiring and acquired corporations in a sale-of-assets reorganization, and (iii) any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization.

     Nevada Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding or treasury share of the surviving corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California Law contains an exception to its voting requirements for reorganizations where any corporation or its shareholders immediately before the reorganization own (immediately, after the reorganization) more than five-sixths of the voting power of the surviving or acquiring corporation (or its parent); provided, however, that such exception is not available if (a) any amendments to the articles of the surviving corporation are made that would otherwise require shareholder approval or (b) if the holders of a disappearing corporation receive shares of the surviving corporation having different rights, preferences, privileges or restrictions than the shares surrendered.

     Appraisal Rights in Mergers

     Under both California and Nevada Law, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive payment for the fair value of his or her shares (as determined by a court), in lieu of the consideration that he or she would otherwise receive in any such transaction. Under Nevada Law, such appraisal rights are not available with respect to (i) a sale, lease or exchange of substantially all the assets of a corporation; (ii) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders), if such shareholders receive shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 shareholders; or (iii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger. Under Nevada Law, no vote of the shareholders of the surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met. See "Vote Required for Certain Mergers and Consolidations" above.

     In general, California Law affords dissenters' rights (appraisal rights are referred to as "dissenters' rights" in California) (a) in any reorganization for which shareholder approval is required and (b) to the shareholders of a subsidiary corporation in a short-form merger. The exclusions from dissenters' rights in mergers are somewhat different from those under Nevada Law. For example, in the case of a corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System, dissenters' rights generally are not available unless the holders of 5% or more of such class claim dissenters' rights. Also, under California Law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own immediately after the reorganization more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the proposed reincorporation merger). Appraisal or dissenters' rights are, therefore, not available to shareholders of the Company with respect to the reincorporation merger.

     Dividends

     California Law provides that a corporation may not make any distribution (including dividends, whether in cash or property, and repurchases or redemptions of its shares for cash or property) unless (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pretax and preinterest earnings for the preceding two fiscal years were less than the average interest expense for such years). In addition, California Law provides that a corporation may not make any such distribution if, as a result, the excess of the corporation's assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made. Such tests are applied to California corporations on a consolidated basis.

     Nevada Law provides that a corporation may, unless otherwise restricted by its articles of incorporation, make distributions to its shareholders so long as the corporation would be able to pay its debts as they become due in the usual course of business. However, distributions may not be made if, after giving effect to the distribution, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Nevada law defines the redemption or repurchase of shares as a distribution. The ability of a Nevada corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis.

     Interested Director Transactions

     Under both California Law and Nevada Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California Law and Nevada Law. Under California Law and Nevada Law, (a) either the security holders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board of directors approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Nevada) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California Law explicitly places the burden of proof on the interested director. Under California Law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board of director approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Nevada Law, if board of director approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).

     Inspection of Shareholder Lists

     California Law provides for an absolute right of inspection of the shareholder list for any shareholder holding 5% or more of a corporation's outstanding voting shares or any shareholder holding 1% or more of a corporation's outstanding voting shares who has filed a Schedule 14A with the Securities and Exchange Commission. California Law also provides a right of inspection of the shareholder list to any shareholder for any purpose reasonably related to such holder's interest as a shareholder.

     Nevada Law provides any person who has been a shareholder of record of a corporation for at least 6 months immediately preceding his demand, or any person holding at least 5 % of all of its outstanding shares, may inspect the shareholder records of the corporation.

     Removal of Directors

     Under California Law, a director or the entire board of directors may be removed with or without cause by the affirmative vote of the holders of a majority of shares then entitled to vote; provided, however, that if less than the entire board of directors is to be removed, no director may be removed without cause if the shares voted against such removal (or not consenting in writing to such removal) would be sufficient to elect the director or directors in an election of the full authorized number of directors involving cumulative voting by shareholders. Under California Law, a director may also be removed for cause by the superior court in a suit by shareholders holding at least ten percent (10%) of the outstanding shares.

     Under Nevada Law one or more directors of a corporation can be removed with or without cause by the holders of a majority of shares representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Rights of Dissenting Shareholders

     CET's shareholders will not have any right to dissent from the proposed reincorporation merger and demand payment for their shares. However, CET's shareholders will have certain rights to dissent and demand payment for their shares in connection with the proposed merger with Zoi. (See "The Merger - Rights of Dissenting Shareholders.")

Federal Income Tax Consequences of the Reincorporation Merger

     The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of CET's common stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of CET's common stock, or any foreign, state or local tax considerations. Accordingly, holders of CET's common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

     The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. CET has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

     CET believes that the reincorporation merger and the resulting reincorporation of CET from California to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of CET's common stock upon consummation of the reincorporation merger, (ii) the aggregate tax basis of shares of CET-Nevada common stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of CET common stock exchanged in the reincorporation merger and (iii) the holding period of the shares of CET-Nevada common stock received in the reincorporation merger will include the period for which shares of CET common stock were held.

The board of directors recommends a vote FOR the reincorporation in Nevada.

            AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                              (PROPOSAL NO. 3)

     In connection with the merger agreement, the Board of Directors has adopted a resolution proposing and declaring the advisability of amending CET's Articles of Incorporation to increase the number of shares of common stock that CET is authorized to issue from 20,000,000 shares to 150,000,000 shares. Since the number of shares to be issued in the merger with Zoi would exceed the number of shares currently authorized by CET's Articles of Incorporation, the proposed increase is necessary to complete the merger. In addition, the proposed increase in the authorized number of shares of common stock will give CET additional shares to provide flexibility for the future. In particular, CET will require additional funding in 2007 and may require addition funding in later years for its operations and will therefore need the increased number of authorized shares to raise additional equity capital. In addition, the additional authorized shares may be used in the future for any other proper corporate purpose approved by the Board, including corporate mergers or acquisitions, shares reserved under stock option plans, stock dividends or splits, or other corporate purposes. The amendment of the Articles of Incorporation will not change the authorized number of shares of CET's preferred stock.

Vote Required and Board of Directors' Recommendation.

     The approval of the amendment of the Articles of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares of common stock.

The Board of Directors recommends a vote FOR the approval of the amendment to the articles of incorporation to increase the authorized number of shares of common stock.


        APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A CORRESPONDING CHANGE IN THE
                 AUTHORIZED NUMBER OF SHARES OF CET COMMON STOCK
                             (PROPOSAL NO. 4)

     The merger agreement with Zoi provides that as a condition to closing that CET's shareholders shall have approved a proposal to amend CET's articles of incorporation to effect a reverse stock split. We are asking our shareholders to approve an amendment to CET's articles of incorporation ("Amendment") providing for a reverse stock split of CET's outstanding common stock (the "reverse stock split" or "reverse split") and a corresponding change in CET's authorized number of shares of common stock (the "change in authorized stock"), which the Board of Directors, in its discretion, would be authorized to implement, in one of the following manners (each an "Approved Option" and collectively, the "Approved Options") within a twelve month period from the date of the Annual Meeting:

         Reverse Stock Split      Authorized Shares of Common Stock

             1 for 3                          50,000,000
             1 for 5                          40,000,000
             1 for 8                          35,000,000
             1 for 10                         30,000,000

     The purpose of the reverse stock split is to increase the per share trading price of CET's common stock. CET's common stock is listed on the American Stock Exchange ("AMEX") and the listing of our common stock on that market is conditioned on our satisfaction of the continued listing requirements of the AMEX. The AMEX has authority to commence suspension or delisting proceedings when, among other things, when a company's common stock sells for a substantial period of time at a low price per share if the company fails to effect a reverse split of such shares within a reasonable time after being notified that the AMEX deems such action to be appropriate under all the circumstances. Except for isolated transactions, CET's common stock has traded significantly below $1.00 per share for several years. Because the shareholders of Zoi will hold a majority of the shares of common stock of CET after the merger, CET will need to comply with the initial listing standards of AMEX in order for CET's common stock to remain listed on AMEX following the consummation of the Merger. The initial listing standard that CET anticipates that it will have to rely upon to remain listed on AMEX requires, among other things, that the trading price of CET's common stock exceed $3.00 per share.

     Although the AMEX has not formally notified CET that it should effect a reverse split, management anticipates that CET may need to effect a reverse split in the near future as part of its attempts to remain listed on the AMEX.

     If our common stock were to be delisted from AMEX, the market for our common stock and the ability of our shareholders to trade our shares and obtain liquidity and fair market prices for their shares may be significantly impaired and the market price of our common stock might decline significantly.

     The Board of Directors believes that if the reverse stock split results in a substantially proportionate increase in the trading price of CET's common stock, the reverse stock split may improve the perception of CET's common stock as an investment and enable CET's common stock to appeal to a broader range of investors. The Company believes that a number of institutional investors are unwilling to invest, and in some cases, have internal policies prohibiting them from investing, in lower priced stocks. The Company also believes that many brokerage firms are reluctant to recommend lower priced stocks to their clients. Because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of CET's common stock can result in shareholders paying transaction costs that are a higher percentage of their total share value than would be the case if CET's common stock were priced substantially higher. This may limit the willingness of investors to purchase CET's common stock. By effecting a reverse stock split, CET believes it may be able to raise the trading price of its common stock to a level at which CET's common stock could be viewed more favorably by potential investors. If the reverse stock split results in an increased trading price and increased investor interest, the Board of Directors believes that shareholders may benefit from improved trading liquidity of CET's common stock.

     The following table sets forth the number of shares that would be issued to the Zoi shareholders; the current CET shareholders; the total shares outstanding and the number of shares available for future issuance based on no reverse split and after giving effect to each of the four Approved
Options:

                                                                  Shares
                Shares Issued   Shares Held by                   Available
Reverse Stock      to Zoi        Current CET     Total Shares   for Future
   Split        Shareholders     Shareholders    Outstanding     Issuance
-------------   -------------   --------------   ------------   -----------
No Split         34,899,236       4,554,489       39,453,725    110,546,275
1 for 3          11,633,078       1,518,163       13,151,241     36,848,759
1 for 5           6,979,847         910,897        7,890,744     32,109,256
1 for 8           4,362,404         567,311        4,931,715     30,068,285
1 for 10          3,489,923         455,448        3,945,371     26,054,629

     The foregoing table assumes the repurchase by CET of 1,000,000 shares of CET common stock from Steven H. Davis. The foregoing table does not include shares that are issuable upon exercise or conversion of options, warrants or other securities convertible into the common stock of Zoi or CET.

     The reverse stock split and the change in authorized stock will have no effect on the authorized number of shares of CET's preferred stock or the par value of CET's common stock.

     We cannot predict whether the proposed reverse stock split would increase the market price for our common stock or do so for any sustained time period. The history of similar reverse stock splits for companies in similar circumstances is varied. Specifically, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase proportionately. In addition, if a reverse stock split is implemented by the Board of Directors, some shareholders may consequently own less than 100 shares of CET's common stock. A purchase or sale of less than 100 shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of CET's common stock.

Procedure

     If the Amendment to effect the reverse stock split and the change in authorized stock is approved by the shareholders, then the Board of Directors will have the authority, for the twelve month period following the date of the Annual Meeting, to determine an Approved Option for the reverse stock split ratio and the change in authorized common stock. The reverse split would be effective as of the date and time that the Amendment is filed with the Secretary of State of CET's State of incorporation at the time of the reverse stock split. Each share of the common stock issued and outstanding immediately prior to effective time of the reverse stock split (the "Old Shares"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into a fraction of a share of CET's common stock (the "New Shares") equal to one-third, one-fifth, one-eighth one tenth of a share depending on the Approved Option selected by the Board of Directors. Certificates representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. As soon as practicable after the effective date, shareholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares.

Fractional Shares

     No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the reverse stock split ratio, will be entitled, upon surrender to the exchange agent of certificates representing such Old Shares, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on the AMEX or such other trading market on which CET's common stock trades, on the last trading day prior to the effective date. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

No Dissenters' Rights

     Under both the California Corporations Code and the Nevada General Corporation Law, our shareholders are not entitled to dissenter's rights with respect to the reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury regulations under the Code, administrative rulings and judicial authority, all as of the date of this proxy statement. All of the foregoing authorities are subject to change, with or without retroactive effect, and any change could affect the continuing validity of this summary. This summary does not address any state, local or foreign income or other tax consequences. Furthermore, it does not address the tax consequences that may be applicable to particular shareholders in light of their individual circumstances or to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, shareholders who acquired their Old Shares through the exercise of options or otherwise as compensation, and shareholders who hold their Old Shares as part of a straddle, hedge, or conversion transaction. In addition, this summary does not address the tax consequences of the proposed reverse stock split to holders of options or warrants to acquire our common stock. This summary also assumes that the Old Shares were and the New Shares will be held as "capital assets," as defined in the Code (generally, property held for investment).

     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a shareholder upon such shareholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged. In general, shareholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the reverse stock split will recognize capital gain or loss based on their adjusted basis in the fractional share interests redeemed. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the reverse stock split.

Vote Required and Board of Directors' Recommendation.

     Approval of the proposed Amendment to effect a reverse split and a change in the authorized number of shares of common stock requires the affirmative approval of a majority of all CET's outstanding shares of common stock.

The Board of Directors recommends a vote FOR the approval of an amendment to CET's articles of incorporation to effect a reverse stock split and to make a corresponding change in the authorized number of shares of common stock.

                            APPROVAL OF NAME CHANGE
                               (PROPOSAL NO. 5)

      In connection with the merger agreement with Zoi, the Board of Directors has approved, subject to shareholder approval, an amendment to the Articles of Incorporation to change the name of the Company to "Zoi Interactive Holding, Inc." effective at the time the merger with Zoi is completed.

     An affirmative vote of a majority of the outstanding shares of common stock will be required to approve the proposed amendment to the Company's Articles of Incorporation.

The Board of Directors recommends a vote FOR the proposed name change amendment.


                     APPROVAL OF 2007 EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 6)

General

     Shareholders are being asked to approve a new 2007 Equity Incentive Plan (the "2007 Plan"). CET's board of directors adopted the 2007 Plan on March 5, 2007, subject to shareholder approval. The 2007 Plan will go into effect only if the Merger is consummated.

     CET's board of directors has determined that it is in the best interest of CET and its shareholders to adopt the 2007 Plan. CET's board of directors believes that:

  * to remain competitive with other technology companies with regard to its long-term incentive plans following the Merger, CET must be able to provide employees with some level of equity compensation and that an inability to offer equity incentives to new and current employees would put CET at a competitive disadvantage with respect to attracting and retaining qualified personnel.

  * grants of stock options help create long-term equity participation in CET and thereby assist it in attracting, retaining, motivating and rewarding employees, consultants and directors;

  * awards of restricted stock can help achieve these objectives with fewer shares and lower dilution than options; and

  * stock options, restricted stock awards, stock bonus awards will be essential to attracting new employees and others who contribute to CET's growth and development.

     All of these employees and the directors of CET and its subsidiaries, as well as future employees, consultants and directors of CET and its subsidiaries, will be eligible to participate in the 2007 Plan.

Summary of the 2007 Plan

     The following is a summary of the principal provisions of the 2007 Plan. This summary is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached as Appendix D to this proxy statement.

     Administration. The 2007 Plan is administered by the Board, and the Board has delegated administration to the Compensation Committee (the "Administrator"). The Administrator acts as the manager of the 2007 Plan, and as such has the power, subject to the terms and restrictions set forth in the 2007 Plan, to select the persons ("Participants") to receive options ("Options") or other awards under the 2007 Plan (collectively, "Awards"), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of common stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), to reduce the exercise price of any Award to the then current fair market value if the fair market value of the common stock covered by such Award has declined since the date the Award was granted or take any other action that is treated as a "repricing" under generally accepted accounting principles, and to determine all other matters relating to the 2007 Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate certain authorities and duties to officers or employees of CET.

     Eligibility. Every person who at the date on which an Award was granted to the person (the "Grant Date") is an employee of CET or any Affiliate is eligible to receive Awards, including options that are intended to be incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Every person who at the Grant Date is a consultant to CET or any Affiliate, or any person who is a director of CET but not an employee, is eligible to receive Awards, including non-qualified options ("NQOs"), but is not eligible to receive ISOs. Employees may also receive NQOs. The term "Affiliate" means a "parent corporation" or a "subsidiary corporation" as defined in the applicable provisions of the Code. Subject to the provisions of the 2007 Plan relating to capitalization adjustments, at any time that the Company may be subject to the applicable provisions of Section 162(m) of the Code, no employee will be eligible to be granted a stock Award whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of the common stock on the date the Award is granted covering more than 100,000 shares of common stock during any calendar year; however, to the extent consistent with Section 162(m), an individual may be eligible to be granted Awards for up to 1,000,000 shares of common stock during the calendar year which includes such individual's initial service to the Company.

     Securities Subject to the 2007 Plan. The total number of shares that are reserved and available for issuance pursuant to the exercise of Awards under the 2007 Plan is 6,000,000 shares. The maximum number of shares that may be issued upon exercise of incentive stock options is 6,000,000 shares. No Awards have been granted under the 2007 Plan. If an Award entitles the holder thereof to receive or purchase shares, the number of shares of common stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares available for granting Awards under the 2007 Plan. If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of common stock subject to such Awards shall again be available for distribution in connection with Awards under the 2007 Plan. If the exercise price of any Option is satisfied by delivering shares of common stock to the Company (by either actual delivery or by attestation), only the number of shares of common stock delivered to the Participant net of the shares of common stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the 2007 Plan. To the extent any shares of common stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2007 Plan. If any shares of common stock issued to a Participant pursuant to an Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of common stock forfeited or repurchased under such Award shall revert to and again become available for issuance under the 2007 Plan. The number of shares reserved for issuance under the 2007 Plan is subject to adjustment in accordance with the provisions for adjustment in the 2007 Plan.

     Granting of Options.   No Options may be granted under the 2007 Plan
after 10 years from the date the Board initially adopted the 2007 Plan. An Option generally expires 10 years from its Grant Date, unless an earlier expiration date is specified by the Administrator at the Grant Date, except that an ISO granted to any ten percent shareholder expires five years from the Grant Date. The exercise price of an ISO or an NQO will be determined by the Administrator, and for ISOs is at least equal to the fair market value of the stock covered by the ISO at the Grant Date (110% of the fair market value for ISOs granted to a ten percent shareholder).

     Each Award will be evidenced by a written agreement (in the case of Options, referred to as the "Option Agreement," and in the case of other Awards as well as Options, referred to as the "Award Agreement"), in a form satisfactory to CET, executed by CET and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify.

     Automatic Option Grant Program for Outside Directors.   The 2007 Plan
provides for automatic option grants for non-employee directors of the Company. The automatic option grant program under the 2007 Plan (the "Director Program") provides for the grant of an option to purchase 25,000 shares of common stock upon a non-employee director's initial election or appointment to the Board. The Director Program also generally provides for the grant of an option to purchase 10,000 shares of common stock to non-employee directors on the date of each annual shareholder meeting. All of the current non-employee directors of CET would be eligible to receive options under the 2007 Plan. Non-employee directors of CET have an interest in the approval of this proposal by virtue of their eligibility to receive Options under the Director Program.

     Under the Director Program, each eligible person who becomes a member of the Board is granted an Option for 25,000 shares of CET common stock on the first business day after the date such person is first elected or appointed to the Board (the "Initial Grant"). On the first business day after CET's annual meeting of shareholders, if the person is still a non-employee member of the Board and has served continuously as a member of the Board for at least one year and has not received an Initial Grant in the same calendar year, he or she is granted an Option for 10,000 shares of common stock (the "Annual Grant"). Initial Grants and Annual Grants generally vest and become exercisable for 100% of the shares underlying such grants on the first anniversary of the grant date. The exercise price for Options granted under the Director Program is the fair market value of the common stock on the Grant Date, and the Options generally expire 10 years from the Grant Date (the "Expiration Date"). The Options cease to vest if the optionee ceases to be a member of the Board (the "Termination Date"). If the optionee ceases to be a member of the Board for any reason then each Option that has not expired or been exercised and has vested on the Termination Date may be exercised by the optionee within 12 months after the Termination Date (or such shorter or longer period as specified in the Option Agreement), but in no event later than the Expiration Date.

     Corporate Transactions.   The 2007 Plan provides that if CET is merged
into or consolidated with another corporation under circumstances where CET is not the surviving corporation, is liquidated or dissolved, is the surviving corporation of a merger after which the shareholders of CET cease to own their shares or other equity interests in CET, sells or otherwise disposes of substantially all its assets to another corporation, or completes any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of CET give up all of their equity interest in CET, the successor corporation may assume, convert or replace any outstanding awards. In the alternative, the successor corporation may substitute any outstanding awards with substantially equivalent awards or provide substantially similar consideration to participants as was provided to shareholders, after taking into consideration the existing provisions of the Awards. The successor corporation may also issue, in place of outstanding shares of CET held by a Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. If the successor corporation refuses to assume or substitute outstanding options, then the options will expire at the closing of the transaction, unless the Board determines otherwise. In addition, the Board may, in its discretion, provide that the vesting of any or all other Awards granted pursuant to the 2007 Plan will accelerate upon such a transaction. If such options are not exercised before the consummation of the transaction, they will terminate at such time as the Board determines. Options granted under the Director Program will automatically vest and become exercisable in full in connection with a corporate transaction described above and the optionee will have 12 months after the Termination Date within which to exercise the option, as described above.

     Payment of Exercise Price.   Except as described below, payment in full,
in cash, generally must be made for all stock purchased at the time a written notice of exercise is given to CET. Proceeds of any such payment will constitute general funds of CET. The exercise price of Options granted under the 2007 Plan may be paid as approved by the Administrator at the time of grant: (a) in cash (or by check); (b) by cancellation of indebtedness of CET to the Participant; (c) by surrender of shares of CET common stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the Option; (d) by waiver of compensation due to or accrued by the Participant for services rendered; (e) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (f) by a "margin" commitment from the Participant and an NASD broker; or (g) by any combination of the foregoing.

     Termination of Employment.   Any Award or portion thereof that has not
vested on or before the date on which a Participant ceases, for any reason, with or without cause, to be an employee or director of, or a consultant to, CET or an Affiliate ("Employment Termination"), expires upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, is exercisable for a period of 90 days after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine. If, however, Employment Termination is due to the disability or death of the Participant, then the Participant or the Participant's representative may, within 12 months after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine, exercise such Award rights to the extent they were exercisable on the date of Employment Termination.

     Restricted Stock and Bonus Stock.   Participants awarded Restricted
Stock must, within certain time periods specified in the 2007 Plan, pay to CET, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. Subject to the provisions of the 2007 Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the Participant may not sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine. Except to the extent otherwise provided in the Award Agreement, upon a Participant's Employment Termination during the Restriction Period, all shares still subject to restriction will be forfeited by the Participant. The 2007 Plan also allows the Administrator to make awards of Bonus Stock to a Participant.

     Amendment, Suspension or Termination of the 2007 Plan.   The Board may
at any time amend, alter, suspend or discontinue the 2007 Plan without shareholder approval, except as required by applicable law.

     ERISA, Internal Revenue Code.   The 2007 Plan is not subject to the
ERISA and is not qualified under Section 401(a) of the Code.

Summary of Federal Income Tax Consequences

     The following description of federal income tax consequences associated with participation in the 2007 Plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a participant's individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every participant of the 2007 Plan or in connection with transactions thereunder.

Incentive Stock Options

     A Participant will not have taxable income upon the grant or exercise of an Incentive Stock Option (ISO). However, upon exercise, the amount by which the fair market value of the common stock acquired upon exercise of the Option (the "Option Shares") exceeds the exercise price of the shares acquired (the "Option Spread") is included on the Participant's "alternative minimum taxable income" in determining the Participant's liability for the "alternative minimum tax." "Alternative minimum tax" is imposed to the extent it exceeds a Participant's regular tax liability. The Option Spread generally is measured for this purpose on the day the Option is exercised; however, if both (i) the Option Shares are subject to a "substantial risk of forfeiture" (including a right of repurchase in favor of CET) and (ii) the Participant does not make an election under Section 83(b) of the Code with respect to such shares within 30 days after the purchase date (a "Section 83(b) Election"), then the Option Spread should be measured, and should be included in alternative minimum taxable income, on the date the risk of forfeiture lapses. CET receives no income tax deduction upon grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income taxable to the Participant upon a Disqualifying Disposition.

     In general, an ISO must be exercised within 90 days of Employment Termination to retain the federal income tax treatment described above. This 90-day period does not apply in the case of a Participant who dies while owning an Option. In the case of a Participant who is permanently and totally disabled, as defined in the Code, this 90-day period is extended to 12 months. The 2007 Plan allows CET to extend the period during which a

Participant may exercise the Option. In all events, if an Option is exercised more than three months after Employment Termination, it will, except in the cases of a permanently and totally disabled or deceased Participant, not qualify as an ISO.

     A Participant generally will be entitled to long-term capital gain treatment upon sale (other than to CET) or other disposition of Option Shares held longer than two years from the grant date and one year from the date the Participant receives the shares. If the Option Shares are sold or disposed of (including by gift, but not including certain tax-free exchanges) before both of these holding periods have expired (a "Disqualifying Disposition"), the Option Spread (but generally not more than the amount of gain if the Disqualifying Disposition is a sale) is taxable as ordinary income. For this purpose, the Option Spread is measured at the Exercise Date unless the Option Shares were subject to a substantial risk of forfeiture upon purchase and the Participant did not file a Section 83(b) Election, in which event the Option Spread is measured at the date the restriction lapsed. If gain on a Disqualifying Disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be characterized as long term or short term, depending on the holding period. The holding period for Option Shares commences with the Option exercise date unless the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, in which event the holding period commences with the date the risk lapsed. A sale of common stock to CET, including use of common stock to pay withholding or withheld by CET upon exercise of an ISO, will constitute a redemption of such common stock and may be taxable as a dividend unless certain tests in the Code are met.

Non-Qualified Options

     A Participant does not have taxable income upon the grant of a Non-Qualified Option (NQO), provided that the exercise price is at least equal to the fair market value of the common stock on the grant date. Federal income tax consequences upon exercise will depend upon whether the option shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the option shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Participant's tax basis in the option shares will be their fair market value on the date of exercise, and the holding period for purposes of determining capital gain or loss also will begin with the day after transfer. If the option shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. In such a case, the Participant's holding period will also begin with the date of lapse.

     If the exercise price of an NQO is less than the fair market value of the Option Shares on the date of grant, the Participant recognizes ordinary income as the option vests in an amount equal to the excess of (i) the fair market value of the Option Shares on the vesting date, over (ii) the exercise price. In addition, Section 409A of the Code also imposes a 20% excise tax and an interest penalty on the amount of such income.

     Upon sale other than to CET of option shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant's tax basis in the shares, which will be long term or short term depending on the holding period. A sale of shares to CET will constitute a redemption of such shares, which may be taxable as a dividend.

Restricted Stock and Bonus Stock

     Restricted stock awards and stock bonuses granted under the 2007 Plan generally have the following federal income tax consequences.

     Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects under Section 83(b) of the Code to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

     Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits

     The grant of Options or other awards under the 2007 Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 2007 Plan. Accordingly, future awards are not determinable. No Awards will be granted to the nominated directors elected at the Annual Meeting. Assuming the approval of the 2007 Plan, at the next annual meeting of shareholders, Annual Grant options to purchase 10,000 shares of common stock will be awarded to outside directors under the 2007 Plan.

Vote Required; Recommendation of the CET Board of Directors.

     If a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting is required for approval of the 2007 Plan.

     The CET board of directors recommends that you vote "FOR" the proposal to approve the 2007 Equity Incentive Plan


                               ELECTION OF DIRECTORS
                               (PROPOSAL NO. 7)

     At the Annual Meeting the shareholders will be asked to elect the four
(4) members of the Board of Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. If the Merger Agreement is approved by the shareholders and the Merger is completed, the Directors of the Company will be replaced effective on the closing of the merger, as described under the heading "The Merger - Board of Directors and Management of CET Following the Merger."

     The number of Directors of the Company is currently set at four (4) members. The Board of Directors recommends the election as Directors of the four (4) nominees listed below. Each of the current members of the present Board of Directors has been nominated for reelection. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                   Positions and Offices
       Name           Age       Held and Term as a Director
----------------      ---       ---------------------------

Craig C. Barto        49        Director since 1991

Steven H. Davis       53        Chief Executive Officer, President,
                                and Director since 1991

George Pratt          74        Director since 1998

John D. Hendrick      63        Director since 2000

     There is no family relationship between any Director, Nominee for Director, or Executive Officer of the Company.

     The Company has an Audit Committee and a Compensation and Nominating Committee

     The Audit Committee presently consists of Craig C. Barto, George Pratt, and John D. Hendrick, each of whom is independent under the standards of the American Stock Exchange currently in effect for the Company. The Audit Committee reviews financial statements and other data prior to release to the public. In addition, the Committee meets with the Company's independent registered public accounting firm in connection with the Company's audit. During 2005, the Audit Committee met four (4) times and during 2006, the Audit Committee met 3 times. The Board of Directors has determined that George Pratt is an audit committee financial expert, and that he is "independent", as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

     The Compensation and Nominating Committee presently consists of Craig C. Barto, George Pratt, and John D. Hendrick. The Compensation and Nominating Committee reviews compensation matters relating to the Executive Officers of the Company and makes recommendations to the Board of Directors. This Committee is also responsible for identifying and reviewing the qualifications of potential nominees for election to the Board of Directors. The Compensation and Nominating Committee met three (3) times during 2005 and three (3) times during 2006.

     Set forth below are the names of all directors, nominees for director, and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     Craig C. Barto has been a Director of the Company since 1991. He is also the President and Chairman of the Board of Directors of Signal Hill Petroleum, Inc., Barto/Signal Petroleum, Inc., Signal Hill Operating, Inc., and Signal Oil and Refining, Inc., which operate businesses such as Paramount and Fletcher oil refineries. A graduate of UCLA with a degree in Economics in 1979, Mr. Barto was instrumental in the growth of the Signal Hill Petroleum companies in the oil business with the reclamation of a marginal operation in the West Newport Oil Field in Orange County, California. In addition to the oil and gas operations, Mr. Barto is also responsible for the commercial and residential development of over 100 acres of some of the last undeveloped hilltop property in Southern California.

     Steven H. Davis has served as the Company's Chief Executive Officer, President, and a Director since 1991. Prior to that time he was operating partner of Lincoln Property Company which developed over 3 million square feet of buildings in California, Nevada, and Colorado. He has almost 20 years of experience in construction, financing, and developing industrial real estate. Mr. Davis graduated from Brown University with an emphasis in Economics in 1975 and obtained an MBA from the University of Southern California in 1977. As President, Mr. Davis manages the Company's business affairs and has been instrumental in securing financing, negotiating bonding agreements, projecting and analyzing the feasibility of expansion, mergers and acquisitions, and formulating business relationships with customers, financial entities, and the legal community.

     George Pratt has been a Director of the Company since July 1998. Since June 1993, Mr. Pratt has been employed by Pratt Associates, Inc, which provides professional services in the area of corporate finance, merger-acquisition analysis for small high-technology companies, and providing services to the legal profession such as valuations of securities and privately-owned companies for estate purposes and research and testimony for securities-related litigation. From April 1988 to January 1993, he was Chairman and Chief Executive Officer of Computer Automation, Inc., a manufacturer of computer systems and automatic test equipment. Mr. Pratt received a B.B.A. Degree in Finance from Hofstra University in 1958.

     John D. Hendrick has been a Director of the Company since November 2000. Since March 2000, Mr. Hendrick has been General Manager of the Centennial Water & Sanitation District in Highlands Ranch, Colorado. From 1996 to 2000, he was owner of Hendrick Engineering, which provided consulting services for water resources and water supply matters. Mr. Hendrick has over thirty years experience in the water industry in various capacities including hydrologist, engineer, manager, and consultant. Mr. Hendrick received a Bachelor's Degree in Agricultural Engineering from Cornell University in 1965, a Master's Degree in Agricultural Engineering from the University of Illinois in 1967, and a Ph.D in Hydrology and Water Resources from Colorado State University in 1972.

     Dale W. Bleck has been Chief Financial Officer since September 1999, and he has been employed by the Company since March 1999. From May 1998 to March 1999, he was Chief Financial Officer of Spartan Steel Products, Inc., a distributor of steel products in Evergreen, Colorado. From January 1987 to May 1998, he was Controller (until April 1991) and then Corporate Analyst for Western Dairymen Cooperative, Inc., a dairy cooperative in Thornton, Colorado. Mr. Bleck received a B.S. Degree in Accounting from Illinois State University in 1972 and a M.B.A. Degree from Colorado State University in 1998. Mr. Bleck is 56 years old.

     Ann J. Heckler has been Secretary since June 2002, and has been employed by the Company since April 1998. From January 1991 through April 1998, she was a small business owner in the Denver metropolitan area. Ms. Heckler graduated from the University of Oklahoma in 1971 with a degree in Business Education. Ms. Heckler is 58 years old.

     The Company's Board of Directors held four (4) meetings during the year ended December 31, 2005. Each Director attended all of the meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board.

     Directors of the Company are expected to attend annual meetings of the Company's shareholders. At the annual meeting of shareholders held on June 1, 2005, all four of the Company's Directors were in attendance.

     The Company's executive officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for April 27, 2007. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

Section 16(a) Beneficial Reporting Compliance

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were officers and directors or beneficial owner of 10% or more of the stock of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Code of Ethics

     The Board of Directors has adopted a Code of Ethics which applies to all of the Company's executive officers, directors and employees. A copy of the Code of Ethics is available by writing to the Corporate Secretary, CET Services, Inc., 12503 E. Euclid Dr. #30, Centennial, Colorado 80111.

Communications with the Board of Directors

     Shareholders wishing to contact the Board of Directors or a specified member or committee of the Board should send correspondence to the Corporate Secretary, CET Services, Inc., 12503 E. Euclid Dr., #30, Centennial, Colorado 80111. All communications so received from shareholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the shareholder. A shareholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman. All shareholders are also encouraged to communicate directly with both officers and directors regarding issues affecting the Company at the Annual Meeting of Shareholders.

Nominations of Persons to Serve on the Board of Directors

     The Compensation and Nominating Committee operates under a charter. A copy of the Charter is attached to this proxy statement as Appendix B. The Compensation and Nominating Committee is responsible for identifying and reviewing the qualifications of potential nominees for election to the Board of Directors, including incumbent directors and candidates recommended by shareholders. In considering possible candidates for election to the Board of Directors, the Committee will takes into account a number of factors, including the following:

     (i) Whether the individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

     (ii) Whether the individual is free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a director;

     (iii) Whether the individual possesses substantial and significant experience that would be of particular importance to the Company in the performancee of the duties of a director;

     (iv) Whether the individual has sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

     (vi) Whether the individual has the capacity and desire to represent the balanced best interests of the shareholders as a whole.

     Shareholders may make recommendations to the Compensation and Nominating Committee of persons they believe the Committee should consider for nomination for election to the Board of Director. To make a recommendation a shareholder should submit a letter addressed to the Chairperson of the Compensation and Nominating Committee, CET Services, Inc., 12503 E. Euclid Dr., #30, Centennial, Colorado 80111, no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the following:

     (i) The name, age, and address of the person recommended for nomination;

     (ii) The principal occupation or employment of the person recommended for nomination;

     (iii) A statement that the person is willing to be nominated and will serve if elected;

     (iv) A statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee as set forth in Section 5 above.


                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation received for services rendered in all capacities to the Company for the year ended December 31, 2006 by the Company's President and each other executive officer whose compensation exceeded $100,000 during such years.

                           Summary Compensation Table



_________________________________________________________________________________________________
                                                                    Change in
                                                                    Pension
                                                                    Value and
                                                                    and Non-
                                                                    qualified
                                                        Non-Equity  Deferred    All
                                                        Incentive   Com-        Other
Name and                                Stock   Option  Plan        sation      Compen-
Principal              Salary    Bonus  Awards  Awards  Compen-     Earnings    sation   Total
Position         Year  ($)       ($)    ($)     ($)     sation ($)  ($)         ($)      ($)
---------------  ----  --------  -----  ------  ------  ----------  ----------  -------  -------
Steven H. Davis  2006  $125,008    0      0       0         0           0       $3,707   $128,715
- CEO                                                                             (1)
Dale W. Bleck    2006  $100,000    0      0       0         0           0       $2,856   $102,856
- CFO                                                                             (1)
__________________________________________________________________________________________________

(1)  Includes Simple IRA contributions by the Company.




     The company has no formal employment agreements with any of its Executive Officers. Each of the executive officers is employed "at will." Steven H. Davis is currently paid a salary of $125,000 per year and Dale W. Bleck is currently paid $100,000 per year.

Compensation of Directors

     Members of the Board of Directors receive a fee of $1,000 per Board meeting attended, including telephone meetings. They are also entitled to reimbursement of reasonable travel expenses incurred by them in attending board or committee meetings.

     On September 17, 2003, the Board of Directors granted Craig Barto and George Pratt, non-employee Directors of the Company, options to purchase 10,000 shares of common stock at $.32 per share. These options were not granted under any plan. The options are exercisable commencing September 17, 2004, until September 17, 2008, except that they will expire three months after the termination of serving as a Director of the company, for reasons other than death, and one year after termination as a result of death.

__________________________________________________________________________________________________
                                                            Change
                                                            in Pension
                                                            Value and
                                                            and Non-
                                                            qualified
                                              Non-Equity    Deferred
                Fees                          Incentive     Compen
                Earned or   Stock    Option   Plan          sation        All Other
                Paid in     Awards   Awards   Compen-       Earnings      Compensation   Total
    Name        Cash ($)    ($)      ($)      sation($)     ($)           ($)            ($)
-------------   ---------   ------   ------   -----------   -----------   ------------   --------
Craig Barto      $3,000                                                                   $3,000
George Pratt     $3,000                                                                   $3,000
John Hendrick    $3,000                                                                   $3,000
_________________________________________________________________________________________________




Simple IRA Plan

     On April 1, 2004, the Company established a Simple IRA plan for its employees under which they may defer a portion of their salaries up to allowable limits. The Company will match such deferrals on a dollar-for-dollar basis not to exceed 3% of an employee's compensation or applicable limits.

Stock Option Plans

     On March 1, 1995, the Company adopted an Incentive Stock Option Plan (the "Plan") for key personnel. A total of 550,000 shares of common stock were reserved for issuance pursuant to the exercise of stock options under the Plan. The Plan expired on March 1, 2005, but options granted prior to the expiration of the Plan will continue in accordance with their terms. In August 1996, the Company filed a registration statement on Form S-8 to register the shares of the Company's common stock reserved for issuance under the Plan.

     As of December 31, 2006, options for 52,500 shares were outstanding at prices ranging from $0.20 to $1.31 per share under the Plan.

     On March 5, 2007, the Board approved the 2007 Equity Incentive Plan. This plan is described under the heading "APPROVAL OF 2007 EQUITY INCENTIVE PLAN" in this proxy statement.

Outstanding Equity Awards at Fiscal Year-End



________________________________________________________________________________________________________________
                                                                                                       Equity
                                                                                                       Incentive
                                                                                             Equitu    Plan
                                                                                             Incen-    Awards:
                                                                                             tive      Market
                                                                                             Plan      or
                                                                                             Awards:   Payout
                                                                                             Number    Value of
                                         Equity                                    Market    of        Unearned
                                         Incentive                       Number    Value     Unearned  Shares,
                                         Plan                            of        of        Shares,   Units or
                             Number of   Awards:                         Shares    Shares    Units or  Other
                 Number of   Securities  Number of                       or Units  or Units  Other     Rights
                 Securities  Underlying  Securities                      of Stock  of Stock  Rights    That
                 Underlying  Unexercised Underlying  Option              That      That      That      Have
                 Unexercised Options (#) Unexercised Exercise Option     Have Not  Have Not  Have Not  Not
                 Options (#) Unexer-     Unearned    Price    Expiration Vested    Vested    Vested    Vested
     Name        Exercisable cisable     Options (#) ($)      Date       (#)       ($)       (#)       ($)
---------------  ----------- ----------- ----------- -------- ---------- --------- --------- --------  ---------
Steven H. Davis       O          0           0         0         0           0        0         0         0
- CEO
Dale W. Bleck      7,500         0           0       $1.31    6/8/2009       0        0         0         0
- CFO             25,000         0           0       $0.4375  12/1/2010      0        0         0         0
_______________________________________________________________________________________________________________







Equity Compensation Plan Information

     The following table provides information as of December 31, 2006, with respect to shares of the Company's common stock that may be issued under equity compensation plans:

____________________________________________________________________________
                                                              Number of
                                                              securities
                                                              remaining
                          Number of                           available
                          securities         Weighted-        for future
                          to be issued       average          issuance under
                          upon exer-         exercise         equity compen-
                          cise of out-       price of         sation plans
                          standing           outstanding      (excluding
                          options,           options,         securities
                          warrants           warrants         reflected in
                          and rights         and rights       column (a))
Plan category             (a)                (b)              (c)
____________________________________________________________________________

Equity compensation         52,500             $ .54               0
plans approved by
security holders

Equity compensation         20,000             $ .32               0
plans not approved          ------             -----              ---
by security holders

Total                       72,500             $ .48               0
_____________________________________________________________________________


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company sells water it acquires under a water lease to the Centennial Water & Sanitation District. John D. Hendrick, who became a Director of the Company in November 2000, is the General Manager of the Centennial Water & Sanitation District. The Centennial Water & Sanitation District makes payments to an escrow agent who distributes the funds primarily to the lessor and the remainder to the Company. During 2006, 2005 and 2004, the Company invoiced the Centennial Water & Sanitation District $320,750, $344,894 and $331,149, respectively, under this arrangement.

     In March 2004, the Company sold a town home to Steven H. Davis, Chief Executive Officer, President and Director for $160,949, which was comparable to the price received for similar units from outside customers. The sales price approximated the cost of the unit. In addition, the Company agreed to lease the unit on a month-to-month basis from Mr. Davis for $1,050 per month to serve as the model unit for the outside marketing firm. The Company terminated the lease in March 2005.

     All of these transactions were approved by the Board of Directors and were made on terms as fair and reasonable to the Company as those that could be obtained from non affiliated third parties. Any future transactions between the Company and its officers, directors, employees and affiliates that are outside the scope of the Company's employment relationship with such persons will be subject to the approval of a majority of the disinterested members of the Board of Directors based upon a determination that the terms are at least as favorable to the Company as those that could be obtained from unrelated parties.

                          REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee presently consists of Craig C. Barto and George Pratt who are independent as defined in Section 121(A) of the American Stock Exchange's listing standards currently in effect for the Company, and John D. Hendrick who is not independent under those listing standards. The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. The Audit Committee Charter was amended in July 2005. A copy of the amended Audit Committee Charter is attached as Appendix A. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee held four (4) meetings in 2005 and three (3) meetings in 2006.

     The Company's outside independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's independent registered public accounting firm under Statement on Auditing Standards 61, as amended by SAS 90. The Company's independent registered public accounting firm has expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent registered public accounting firm has full and free access to the Audit Committee.

     The Audit Committee discussed with the Company's independent registered public accounting firm their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants' independence required by the Independence Standard Board Standard No. 1.

     The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans of the audit. The Audit Committee discussed with the independent registered public accounting firm the results of their audit, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

     MEMBERS OF THE AUDIT COMMITTEE

          Craig C. Barto
          George Pratt
          John D. Hendrick


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of GHP Horwath, P.C. audited the financial statements of the Company for the year ended December 31, 2006. Due to the proposed merger with Zoi, no independent registered public accounting firm has been selected for the year ending on December 31, 2007

     Representatives of GHP Horwath, P.C. are not expected to be present at the meeting. However if representatives of this firm are present at the meeting, they will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Independent Auditor Fees

     The following table presents aggregate fees for professional services rendered by GHP Horwath, P.C. for the years ended December 31, 2006 and 2005; for the audit of the Company's annual financial statements and fees billed for other services rendered by GHP Horwath, P.C. during those periods:

                                 2006             2005

     Audit Fees (1)            $46,133          $44,024
     Audit Related Fees                               0
     Tax Fees (2)                5,000            5,000
     All Other Fees                  0                0
                               -------          -------
          Total                $51,133          $49,024

(1) These are fees for professional services for the audits of the Company's annual financial statements and review of financial statements included in the Company's 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) These are fees for the preparation of the Company's federal and state tax returns.

Audit Committee Pre-approval Policy

     The Company's independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company's independent registered public accounting firm be engaged to provide any other non-audit service unless it is determined that the engagement of the independent registered public accounting firm provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company's independent registered public accounting firm to provide permissible non-audit services. All non-audit services provided by the independent registered public accounting firm in 2005 and 2006 were pre-approved by the Audit Committee.


                             SHAREHOLDER PROPOSAL
                               (PROPOSAL NO. 8)

     Mr. Michael P. Murphy, P.O. Box 145, Syracuse, New York 13211, a shareholder who beneficially owns 20,000 shares of the Company's common stock, has notified the Company of his intention to present the following proposal for consideration at the Annual Meeting. Approval of this proposal would require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

     RESOLVED: that shareholders of CET Services, Inc. urge the Compensation Committee of the Board of Directors (the "Committee") to adopt a policy requiring mandatory review of all executive compensation, and that until such time as the company is profitable for six (6) consecutive years, such compensation shall be limited to no more than $1,000.00 per week with the same fringe benefits that are offered to all employees. No other perks including, but not limited to, cash bonuses, autos, memberships, stock, options or any other extra remuneration shall be given executive personnel.

SUPPORTING STATEMENT

CET Services, Inc. has continuing operations and/or net losses for three out of its four most recent fiscal years. Additionally on September 20, 2005, CET Services, Inc. received a written notice from the American Stock Exchange advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(s)(i) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000.

Despite the lack of profits and AMEX's notice of non-compliance, CET Services Inc. board continues to reward leaders that have consistently failed to meet the shareholders minimum expectations.

Since so many gross corporate abuses have come to light recently shareholders are taking a closer look at executive compensation practices in an attempt to avoid rewarding bad management and poor performance.

Hoping to improve the financial transparency and accountability to shareholders, CET Services, Inc. should reform its compensation practices and policies.

For these reasons, please vote for this resolution.

The Board of Directors Recommends a Vote Against this Proposal.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.


                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the year ending December 31, 2006, accompanies this Proxy Statement. The Annual Report is incorporated into this Proxy Statement by reference.


                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                    FOR THE ANNUAL MEETING TO BE HELD IN 2008

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2008 must be received at the offices of the Company, at its headquarters at the address disclosed in future filings with the SEC, a reasonable amount of time prior to the printing of the proxy statement related to that meeting in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in 2008 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, at least 45 days prior to the Annual Meeting of Shareholders, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended.


                      WHERE YOU CAN FIND MORE INFORMATION

     CET files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Arpeggio with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 100 F Street, N.E., Room 1024, Washington, D.C.

20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on CET at the Securities and Exchange Commission web site containing reports, proxy statements and other information at:
http://www.sec.gov.


                    INCORPORATION OF INFORMATION BY REFERENCE

     The SEC allows CET to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that CET has previously filed with the SEC.

     The following filings with the SEC are incorporated by reference into this proxy statement:

  *  Annual Report on Form 10-KSB for the year ended December 31, 2006.

  *  Current Report on Form 8-K dated February 16, 2007 filed on
     February 20, 2007 and the amendment thereto filed on February 22, 2007.

     You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

                         CET SERVICES, INC.
                         12503 E. Euclid Dr., #30
                         Centennial, Colorado 80111
                         Attention: Corporate Secretary
                         Telephone: (720) 875-9115

                       INFORMATION IN THIS PROXY STATEMENT

     Information and statements contained in this proxy statement, or any appendix to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant document attached as an appendix to this proxy statement or incorporated in this proxy statement by reference.

     All information contained in this document relating to CET has been supplied by CET and all such information relating to Zoi and Tournament Games has been supplied by Zoi. Information provided by one does not constitute any representation, estimate or projection of the other.

                                    Steven H. Davis, President
Centennial, Colorado
March __, 2007

                        INDEX TO FINANCIAL STATEMENTS

                                                                    Page(s)

Zoi Interactive Technologies, Inc.

  Report of Independent Registered Public Accounting Firm ........  F-1
  Balance Sheet as of December 31, 2006 ..........................  F-2
  Statements of Operations for Years Ended December 31, 2006
   and from June 9, 2005 (inception) through December 31, 2005 and 2006 ......................................................  F-3
  Statements of Cash Flows for Years Ended December 31, 2006
   and from June 9, 2005 (inception) through December 31,
   2005 and 2006 .................................................  F-4
  Statement of Shareholder Equity from June 9, 2005 (inception)
   through December 31, 2006 .....................................  F-5
  Summary of significant accounting policies and notes to
   financial statements ..........................................  F-6-F-13

Tournament Games, Inc.

  Independent Auditors' Report ...................................  F-14
  Balance Sheet as of December 31, 2006 ..........................  F-15
  Statements of Earnings for Year Ended December 31, 2006 ........  F-16
  Statement of Shareholders' Equity for Year Ended
   December 31, 2006 .............................................  F-17
  Statements of Cash Flows for Year Ended December 31, 2006 ......  F-18
  Notes to Financial Statements ..................................  F-19-F-21

  Independent Auditors' Report ...................................  F-22
  Balance Sheet as of December 31, 2005 ..........................  F-23
  Statements of Earnings for Year Ended December 31, 2005 ........  F-24
  Statement of Shareholders' Equity for Year Ended
   December 31, 2005 .............................................  F-25
  Statements of Cash Flows for Year Ended December 31, 2005 ......  F-26
  Notes to Financial Statements ..................................  F-27-F-29

Pro Forma Financial Statements

  Pro Forma Balance Sheet as of December 31, 2006 ................  F-30
  Pro Forma Statement of Operations for the Year Ended
   December 31, 2006 .............................................  F-31
  Pro Forma Statement of Operations for the Year Ended
   December 31, 2005 .............................................  F-32
  Notes to Pro Forma Financial Statements ........................  F-33-F-35

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and shareholders of ZOI Interactive Technologies, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of ZOI Interactive Technologies, Inc., a development stage company, as of December 31, 2006 and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2006 and the period from June 9, 2005 (inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZOI Interactive
Technologies, Inc. as of December 31, 2006 and the results of operations and cash flows for the periods described, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that ZOI Interactive Technologies, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, ZOI Interactive Technologies, Inc. suffered recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Malone and Bailey, PC
www.malone-bailey.com
Houston, Texas
March 2, 2007











                                    F-1



                      Zoi Interactive Technologies, Inc.
                        (A Development Stage Company)
                                Balance Sheet


                                                           December 31, 2006
                                                           -----------------
               Assets

Current assets
 Cash                                                        $   341,306
 Accounts receivable                                               7,375
 Prepaids                                                         22,146
                                                             -----------
     Total current assets                                        370,827

Fixed assets, net                                                 59,448
Product development                                              919,943
Advance on investment in Tournament Games                         50,000
Other assets                                                      12,025
                                                             -----------
Total assets                                                 $ 1,412,243
                                                             ===========

               Liabilities and Stockholders' Equity

Current liabilities
 Accounts payable                                            $   176,735
 Current deferred revenue                                         30,000
 Due to stockholder                                                5,774
                                                             -----------
     Total current liabilities                                   212,509
     Deferred revenue                                             75,000
                                                             -----------
     Total Liabilities                                           287,509
                                                             -----------

Stockholders' Equity
 Common Stock; $.001 par value; 50,000,000 shares
  authorized; 19,120,000 shares issued and outstanding            19,120
 Additional paid in capital                                    2,549,612
 Deficit accumulated during development stage                 (1,443,998)
                                                             -----------
     Total stockholders' equity                                1,124,734
                                                             -----------
Total liabilities and stockholders' Equity                   $ 1,412,243
                                                             ===========



See summary of significant accounting policies and notes to financial statements.

                                  F-2



                      Zoi Interactive Technologies, Inc.
                         (A Development Stage Company)
                            Statements of Operations



                                                From June 9, 2005  From June 9, 2005
                                Year Ended       (Inception) to     (Inception) to
                             December 31, 2006  December 31, 2005  December 31, 2006
                             -----------------  -----------------  -----------------

Revenue                         $    34,334        $   27,847         $    62,181
Cost of Sales                          -               32,371              32,371
Selling, general and
 administrative                   1,259,858           218,833           1,478,691
                                -----------        ----------         -----------
Loss from operations             (1,225,524)         (223,357)         (1,448,881)
Other income/(expense)
 Interest income                     11,011              -                 11,011
 Interest expense                    (6,128)             -                 (6,128)
                                -----------        ----------         -----------
Net loss                        $(1,220,641)       $ (223,357)        $(1,443,998)
                                ===========        ==========         ===========
Loss per share:
 Basic and diluted              $     (0.07)       $    (0.02)
                                -----------        ----------

Weighted average shares:
Basic and diluted                16,556,819        13,096,800
                                -----------        ----------




See summary of significant accounting policies and notes to financial statements.






















                                    F-3



                      Zoi Interactive Technologies, Inc.
                         (A Development Stage Company)
                           Statements of Cash Flows



                                                         From June 9, 2005  From June 9, 2005
                                         Year Ended       (Inception) to     (Inception) to
                                      December 31, 2006  December 31, 2005  December 31, 2006
                                      -----------------  -----------------  -----------------

Operating Activities
 Net loss                                $(1,220,641)       $(223,357)         $(1,443,998)
 Adjustments to reconcile net loss
  to net cash (used in) provided by
  operating activities:
   Depreciation                                7,301               27                7,328
   Stock issued for services                 475,595           13,097              488,692
   Changes in operating assets and
    liabilities:
     Accounts receivable                      (4,020)          (3,355)              (7,375)
     Prepaids                                (22,146)            -                 (22,146)
     Accounts payable                         77,106           99,629              176,735
     Deferred revenue                        (30,000)         135,000              105,000
                                         -----------        ---------          -----------
Net cash (used in) provided by
 operating activities                       (716,805)          21,041             (695,764)

Investing Activities
 Purchase of fixed assets                    (65,169)          (1,607)             (66,776)
 Advance on investment in Tournament Games   (50,000)            -                 (50,000)
 Patent                                       (9,775)          (2,250)             (12,025)
 Product development                        (919,943)            -                (919,943)
                                         -----------        ---------          -----------
Net cash used in investing activities     (1,044,887)          (3,857)          (1,048,744)
                                         -----------        ---------          -----------
Financing Activities
 Due to shareholder                            5,774             -                   5,774
 Proceeds from sale of common stock        2,055,040             -               2,055,040
 Proceeds from short term debt               205,000             -                 205,000
 Principal payments on short term debt      (180,000)            -                (180,000)
                                         -----------        ---------          -----------
Net cash provided by financing
 activities                                2,085,814             -               2,085,814
                                         -----------        ---------          -----------
Net increase in cash                         324,122           17,184              341,306
Cash & Equivalents at Beginning of Period     17,184             -                    -
                                         -----------        ---------          -----------
Cash & Equivalents at End of Period      $   341,306        $  17,184          $   341,306
                                         ===========        =========          ===========

Non-cash investing and financing activities:
 Issuance of stock in repayment of debt  $    25,000        $    -             $    25,000
                                         -----------        ---------          -----------
Cash paid for Interest                   $     6,128        $    -             $     6,128
Taxes                                    $      -           $    -             $      -



See summary of significant accounting policies and notes to financial statements.
                                    F-4



                     Zoi Interactive Technologies, Inc.
                        (A Development Stage Company)
                      Statement of Stockholder Equity



                                                                     Deficit
                                                                   Accumulated
                                      Common Stock     Additional  During the
                                  -------------------   Paid-in    Development
                                    Shares     Amount   Capital       Stage         Total
                                  ----------  -------  ----------  ------------  -----------
Balance, June 9, 2005
 (inception)                            -     $  -     $     -     $      -      $     -
Initial capital from founding
 shareholders                     13,096,800   13,097        -            -          13,097
Net loss                                -        -           -        (223,357)    (223,357)
                                  ----------  -------  ----------  -----------   ----------
Balance, December 31, 2005        13,096,800   13,097        -        (223,357)    (210,260)

Common Stock issued for cash
 May 25, 2006                         83,200       83      25,917         -          26,000
 May 26, 2006                      1,600,000    1,600     498,400         -         500,000
 May 26, 2006                        320,000      320     129,680         -         130,000
 June 26, 2006                     3,120,000    3,120   1,395,920         -       1,399,040

Common Stock issued for services
 March 14, 2006                       40,000       40      12,460         -          12,500
 March 14, 2006                      210,000      210      65,415         -          65,625
 March 3, 2006                       160,000      160      49,840         -          50,000
 May 5, 2006                         250,000      250     124,750         -         125,000
 May 31, 2006                        190,000      190      94,810         -          95,000

Common stock issued for repayment
 of debt June 1, 2006                 50,000       50      24,950         -          25,000

Stock based compensation                -        -        127,470         -         127,470

Net Loss                                -        -           -      (1,220,641)  (1,220,641)
                                  ----------  -------  ----------  -----------   ----------
Balance, December 31, 2006        19,120,000  $19,120  $2,549,612  $(1,443,998)  $1,124,734
                                  ==========  =======  ==========  ===========   ==========





See summary of significant accounting policies and notes to financial statements.

                     ZOI INTERACTIVE TECHNOLOGIES, INC.
                        (A Development Stage Company)
                        Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. Zoi Interactive Technologies, Inc. was incorporated in Nevada on June 9, 2005. ZOI is a Web2.0, next-generation advertising conduit. ZOI develops and deploys interactive, content targeted at consumers, for the benefit of ZOI's client brands. ZOI's goal for its client companies is for them to establish long-term relationships with consumers, versus the singular transaction approach.

Since inception, ZOI has primarily been involved in conducting research and development, business planning and capital-raising activities.

Development Stage Company - ZOI is a development stage company and is expected to remain so for the next twelve to eighteen months. Its primary mission is to develop and exploit proprietary Interactive technologies for both traditional brick and mortar businesses and Internet businesses in the business to consumer market.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, ZOI considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition.   ZOI recognizes revenue when persuasive evidence of an
arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped.

Allowance for Doubtful Accounts. Bad debt expense is recognized based on management's estimate of likely losses per year, based on past experience and an estimate of current year uncollectible amounts. There was no allowance for doubtful accounts as of December 31, 2006.

Fixed assets. Fixed assets are valued at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are three to five years.

Product development. Research and development costs are charged to expense as incurred. However, the costs incurred for the development of computer software that will be sold, leased, or otherwise marketed are capitalized when technological feasibility has been established. These capitalized costs are subject to an ongoing assessment of recoverability based on anticipated future revenues and changes in hardware and software technologies. Costs that are capitalized include direct labor and related overhead.

Amortization of capitalized software development costs begins when the product is available for general release to customers. Amortization is computed as the greater of (1) the ratio of current gross revenues for a product to the total of current and anticipated future gross revenues for the product or (2) the straight-line method over the estimated economic life of the product. Unamortized capitalized software development costs determined to be in excess of net realizable value of the product are expensed immediately.

During the year ended December 31, 2006, ZOI capitalized product development costs of $919,943. These costs will begin to amortize when the product is available for general release to customers. This is expected to occur during the first quarter of 2007. During the year ended December 31, 2006, ZOI incurred $14,000 of research and development costs which are included in selling general and administration expenses.

Impairment of Long-Lived Assets. ZOI reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. ZOI assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

Income taxes. ZOI recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. ZOI provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Basic and diluted net loss per share. The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the year ended December 31, 2006, and the period ended December 31, 2005, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Stock Compensation. In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R (FAS-123R), Share-Based Payment, which is a revision of Statement of Financial Accounting Standards No. 123 (FAS-123), Accounting for Stock-Based Compensation.

FAS-123R eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 (APB-25), Accounting for Stock Issued to Employees, and requires instead that such transactions be accounted for using a fair-value-based method. On January 1, 2006, ZOI adopted the provisions of FAS-123R under the modified prospective transition method, in which compensation cost was recognized beginning January 1, 2006 (a) based on the requirements of FAS-123R for all share-based payments granted after January 1, 2006 and (b) based on the requirements of FAS-123R for all awards granted to employees prior to January 1, 2006 of FAS-123R that remain unvested on that date.

As permitted under FAS-123, ZOI elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for stock-based awards to employees through December 31, 2005. Accordingly, no compensation cost has been recognized in ZOI financial statements for stock options under any of the stock plans which on the date of grant the exercise price per share was equal to or exceeded the fair value per share. However, compensation cost has been recognized for warrants and options granted to non-employees for services provided. There were 50,000 options granted to a non-employee as of December 31, 2005.

With the adoption of FAS-123R, ZOI amortizes stock-based compensation for awards granted on or after January 1, 2006, on a straight-line basis over the requisite service (vesting) period for the entire award. For awards granted prior to January 1, 2006, compensation costs are amortized in a manner consistent with Financial Accounting Standards Board Interpretation No. 28 (FIN-28), Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans. This is the same manner applied in the pro forma disclosures under FAS-123.

The following table illustrates the effect on net loss and net loss per share if ZOI had applied the fair value provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.
                                                     2005
                                                  ---------
     Net loss as reported                         $(223,357)
     Add:  stock based compensation
           determined under intrinsic
           value-based method                          -

     Less: stock based compensation
           determined under fair value-
           based method                                 (49)
                                                  ---------
           Pro forma net loss                     $(223,406)
                                                  =========
     Basic and diluted net loss
     per common share:
       As reported                                $   (0.02)
       Pro forma                                  $   (0.02)

The weighted average fair value of the stock options granted during fiscal 2005 was $0.001. Because ZOI's stock is privately held, it is not practicable to estimate the expected volatility of its share price. Therefore, expected volatility has been estimated based on the historical
volatility of comparable public companies.   Variables used in the Black-
Scholes option-pricing model include (1) a risk-free interest rate between 3.76% and 4.02%, (2) expected option life is the term of the options, (3) expected volatility was 200%, and (4) zero expected dividends.

Recently issued accounting pronouncements.   ZOI does not expect the adoption
of recently issued accounting pronouncements to have a significant impact on ZOI results of operations, financial position or cash flow.

NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, ZOI has incurred recurring net losses of $1,220,641 and $223,357 in fiscal 2006 and 2005, respectively, and an accumulated deficit of $1,443,998 as of December 31, 2006. These conditions raise substantial doubt as to ZOI's ability to continue as a going concern. Management is trying to raise additional capital through private placements, and through a reverse merger. See Note 8 below.

The financial statements are prepared as if ZOI will continue as a going concern. The financial statement do not include adjustments that might be necessary if ZOI is unable to continue as a going concern.

NOTE 3 - FIXED ASSETS, NET

Property and equipment consisted of the following at December 31, 2006:

                                                  2006
Description                       Life           Amount
--------------------            -------        -----------
Furniture                       5 Years          $ 7,867
Leaseholds                      5 Years              765
Software                        3 Years            6,936
Computer equipment              5 years           51,208
Less: accumulated depreciation                    (7,328)
                                                 -------
                                                 $59,448
                                                 =======

Depreciation expense totaled $7,301 and $27 in fiscal 2006 and 2005, respectively.

NOTE 4 - COMMITMENTS

ZOI leases office space in Nashville Tennessee under a 6 month operating lease which began in August 2006. In February 2007 the Company negotiated an extension of the lease through May 31, 2007. The cost in 2007 will be $7,500. The Company plans on entering into a long term lease agreement at its Nashville location. Rent expense was $21,124 for fiscal 2006. Prior to August the principal office of ZOI was in the office of ZOI's President pursuant to a verbal agreement on a rent-free month-to-month basis.

NOTE 5 - STOCK OPTION PLAN

In 2005 ZOI adopted its 2005 Stock Option Plan. The plan provides for the granting of stock options to employees and consultants of ZOI, and may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to ZOI employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to ZOI employees and consultants. ZOI reserved 4,800,000 shares of common stock for issuance under the plan. No options have been exercised during the years ended December 31, 2006 and 2005.

Options under the plan may be granted for periods of up to ten years and at an exercise price equal to the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that the exercise price of an ISO and NSO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. The model uses market sourced inputs such as interest rates, stock prices, and volatilities, the selection of which requires management's judgment, and which may impact the value of the options. Because ZOI's stock is privately held, it is not practicable to estimate the expected volatility of its share price. Therefore, expected volatility has been estimated based on the historical volatility of comparable public companies. The expected term is based on the contractual term of the options. The risk-free rate is based on the U.S. Treasury yield over the same period as the expected term of the options at the time of grant.

                       Expected volatility            96%
                       Expected dividends              0%
                       Expected term (in years)     10 years
                       Risk-free rate             4.6% - 5.3%

Summary information regarding options is as follows:

                                                               Weighted
                                                               Average
                                                               Exercise
                                                 Options        Price
                                                ----------     --------
   Period ended December 31, 2005
      Granted                                      250,000      $0.09
   Outstanding at December 31, 2005                250,000      $0.09
   Period ended December 31, 2006
      Granted                                    2,446,000      $0.54
      Forfeited                                   (179,000)     $0.76
                                                 ---------      -----
   Outstanding at December 31, 2006              2,517,000      $0.48
                                                 ---------      -----
   Exercisable at December 31, 2006                555,000      $0.42
                                                 =========      =====

Options outstanding and exercisable as of December 31, 2006:


                                  Outstanding
                           ------------------------    Exercisable
                            Number       Remaining       Number
   Exercise Price          of Shares       life         of Shares
   --------------          ---------     ----------    ------------
       $0.05               1,050,000     9 years          275,000
       $0.25                  90,000     9 years           80,000
       $0.50                 476,000     9 years                0
       $0.75                  40,000     9 years                0
       $1.00                 861,000     9 years          200,000
                           ---------                      -------
                           2,517,000                      555,000
                           =========                      =======

The weighted-average grant date fair value of options granted during the year ended December 31, 2006 was $0.25 per share. All options granted during the year ended December 31, 2006 had an exercise price which was greater than or equal to the market value of the stock on the date of grant.

As of December 31, 2006, there was $387,996 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of 3.5 years.

During the first quarter of 2007, ZOI issued options with the following terms:

   Number of Options     Strike Price     Option Term     Vesting Period
   -----------------     ------------     -----------     --------------

       987,500               $1.00          10 years          4 years

The options which vest over four years were valued at approximately $887,000. This amount will be recognized as compensation expense over the next four years.

As discussed in Note 8, options to purchase 200,000 shares with an exercise price of $0.05 were cancelled during January 2007.

NOTE 6 - INCOME TAXES

ZOI uses the asset and liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities
for financial and income tax reporting purposes.   During fiscal 2006 and
2005, ZOI incurred a net loss and therefore has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,336,000 at December 31, 2006, and will expire beginning in the year 2025.

At December 31, 2006 deferred tax assets consisted of the following:

          Deferred tax assets
            Net operating losses           $ 200,900
            Less:  valuation allowance      (200,900)
                                           ---------
          Net deferred tax asset           $       0
                                           =========

NOTE 7 - DEBT

ZOI borrowed $50,000 and $5,000 and issued unsecured notes on February 20, 2006 and March 7, 2006, respectively, with interest at 10% all due and payable on August 14, 2006 and September 1, 2006, respectively. These two notes have been paid in full with cash payments of $30,000 and the issuance of 50,000 shares of common stock.

Under the terms of these agreements, ZOI issued warrants to the lenders to purchase 5,500 shares of ZOI common stock at a strike price of $1.00. The warrants have a 3-year term. The fair value of the warrants was estimated on the date of issuance using the Black-Scholes option-pricing model.

The inputs into the Black Scholes model were as follows:

                 Expected volatility         96%
                 Expected dividends           0%
                 Expected term (in years)     3
                 Risk-free rate             4.8%

Using these assumptions, the warrants were estimated to have a value of $0.

NOTE 8 - SHAREHOLDERS' EQUITY

The founding shareholders were granted and issued 13,096,800 shares of common stock at inception valued at $13,097. In May and June of 2006, ZOI has raised additional capital of $2,055,040 through the private sale of 5,123,200 common shares. In March through May of 2006, ZOI issued 850,000 shares in exchange for services valued at $348,125. In June of 2006, ZOI issued 50,000 shares as a repayment of debt valued at $25,000.

NOTE 9 - MERGER & ACQUISITION ACTIVITY

On February 17, 2007 ZOI entered into a definitive merger agreement with CET Services Inc. The number of shares that would be issued by CET Services Inc. to ZOI in the reverse acquisition is 34,899,236 in exchange for all of the outstanding shares of ZOI. The total shares expected to be outstanding upon completion of the Merger is approximately 39,456,000. The merger is subject to shareholder approvals by CET shareholders, ZOI shareholders, the Securities and Exchange Commission and American Stock Exchange.

On February 12, 2007 ZOI entered into a definitive agreement with 100% of the shareholders of Tournament Games, Inc. to purchase 100% of Tournament Games and tendered payment of $300,000 bringing the total amount paid to $350,000 towards the total purchase price of $3,000,000. Under the terms of the agreement, ZOI shall make an additional payment of $400,000 and enter into a promissory note at closing for the balance owed to the shareholders of Tournament Games, Inc. It is anticipated that the closing shall take place in the second quarter of 2007.

                       DVF Dempsey Vantrease & Follis PLLC
                   Certified Public Accountants & Consultants
                              724 West Main Street
                           Lebanon, Tennessee 37087
                       P 615-444-4125    F 615-444-2639
                               www.dvf-pllc.com


                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Tournament Games, Inc.
Lebanon, Tennessee

We have audited the accompanying balance sheet of Tournament Games, Inc. (an S Corporation), as of December 31, 2006, and the related statements of earnings, shareholders' equity and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with accounting standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tournament Games Inc., as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DEMPSEY VANTREASE & FOLLIS PLLC

Lebanon, Tennessee
February 28, 2007

DEMPSEY VANTREASE & FOLLIS PLLC

                             TOURNAMENT GAMES, INC.
                                 BALANCE SHEET
                               December 31, 2006

                                    ASSETS
Current Assets
  Cash                                                     $ 426,351
  Prepaid Expenses                                             3,817
                                                           ---------
     Total Current Assets                                    430,168

Fixed Assets
  Land                                                        24,217
  Building                                                   139,738
  Equipment                                                   95,633
  Furniture & Fixtures                                        18,997
  Software                                                    10,890
  Accumulated Depreciation                                  (106,855)
                                                           ---------
Total Fixed Assets                                           182,620

Other Assets
  Patent in Process                                           41,414
                                                           ---------
TOTAL ASSETS                                               $ 654,202
                                                           =========

                      LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities
  Current Liabilities
    Current Portion of Long-Term Debt                      $   5,447
    F&E Taxes Payable                                          2,769
    Accounts Payable                                          12,059
    Player Deposits                                           55,371
                                                           ---------
                                                              75,646
  Long Term Liabilities
    L/P Benchmark                                               -
    Liberty State Bank                                        79,178
                                                           ---------
     Total Long Term Liabilities                              79,178
                                                           ---------
Total Liabilities                                            154,824

Shareholder's Equity
  Common Stock, $1.00 par value, 10,000 authorized,
    1,000 issued                                               1,000
  Retained Earnings                                          498,378
                                                           ---------
     Total Shareholders' Equity                              499,378
                                                           ---------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    $654,202
                                                           =========

The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                            TOURNAMENT GAMES, INC.
                            STATEMENT OF EARNINGS
                     For the Year Ended December 31, 2006


Income
  Player Income (sales)                                    $ 804,296
  Refunds/Rebates                                              2,771
                                                           ---------
Total Income                                                 807,067

Expense
  Operating Expense                                          431,873
  General and Administrative Expense                         215,915
                                                           ---------
Total Expense                                                647,788
                                                           ---------

Other Income/(Expense)
  Interest Income                                              2,331
  Interest Expense                                            (4,485)
                                                           ---------
Total Other Income/(Expense)                                  (2,154)
                                                           ---------

Net Income                                                 $ 157,125
                                                           =========





















The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC


                             TOURNAMENT GAMES, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                      For the Year Ended December 31, 2006

                                                Common        Retained
                                                Stock         Earnings
                                                ------        --------

Balance, January 1, 2005                        $1,000        $341,253

Net Income                                        -            157,125
                                                ------        --------
Balance, December 31, 2005                      $1,000        $498,378
                                                ======        ========

































The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC


                            TOURNAMENT GAMES, INC.
                            STATEMENT OF CASH FLOW
                     For the Year Ended December 31, 2006


Net Income                                                     $ 157,125

Adjustments to Reconcile Net Income to Net Cash Provided
  by Operating Activities:
    Depreciation Expense                                          13,694
    Increase in Prepaid Expenses                                  (3,817)
    Increase in F&E Tax Payable                                      534
    Increase in Accounts Payable                                   2,000
    Increase in Player Deposits                                    7,073
                                                               ---------
    Net Cash Provided by Operating Activities                    176,609

Cash Flows from Investing Activities:
    Purchase of Fixed Assets                                      (5,787)
    Patent Application Fees                                      (16,902)
                                                               ---------
     Net Cash Used In Investing Activities                       (22,689)

Cash Flows from Financing Activities:
  Repayments of Liberty State Bank Loan                           (6,447)
  Repayments of Benchmark Loan                                   (27,283)
                                                               ---------
  Net Cash Used in Financing Activities                          (33,730)
                                                               ---------
Net Increase in Cash                                             120,190

Cash, Beginning of Year                                          306,161
                                                               ---------
Cash, End of Year                                              $ 426,351
                                                               =========
Interest Paid                                                  $   4,485
                                                               =========












The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                            Tournament Games, Inc.
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2006

NOTE I - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description: Tournament Games, Inc is an Internet based game site with offices in Lebanon, Tennessee. Players purchase game credits by depositing funds that are used to play games. Entry fees are paid for tournament play. Tournament players compete against each other based on their skill ranking and win prizes based on a predetermined award schedule for each tournament. Winnings can be cashed out by the players at any time, but game credits purchased cannot be cashed out - they can only be used for future play.

Property and Equipment: Property and equipment are recorded at cost. The cost of property and equipment is depreciated using the straight-line method over the prescribed useful lives as follows:

               Buildings                    39 years
               Furniture & Fixtures         5-7 years
               Software                     3 years

Depreciation expense totaled $ 13,694 for the year ended December 31, 2006.

Income Taxes: The Company has elected to be taxed as an S Corporation, therefore, shareholders are taxed on their proportionate share of company earnings. There is no provision for income taxes in these financial statements.

Cash and Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents for the Statements of Cash Flows. The cash accounts are held primarily by financial institutions in Tennessee and at times may exceed amounts that are federally insured.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Concentrations of Credit Risk: The Company's Internet site is accessible worldwide. Due to the large number of customers across the globe, credit risk is not concentrated.

The Company has its cash on deposit with four financial institution. The bank balance at December 31, 2006 exceeded FDIC insurance limits by $215,711.

DEMPSEY VANTREASE & FOLLIS PLLC

                            Tournament Games, Inc.
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             December 31, 2006

NOTE 2 - PATENT PENDING

The Company has applied for patents for two of its games. As of the date of these financial statements, the patent applications were still pending.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company had a loan payable to Benchmark at the beginning of the year, which is a company owned by three of the company's four shareholders. During the company's development phase, Benchmark advanced funds to cover operating and development costs. There is no stated rate of interest or fixed repayment schedule for this loan. Funds earned by the three shareholders as management and directors' fees are being applied to the loan principal yearly. The balance due to Benchmark was paid off during the year ended December 31, 2006.

NOTE 4 - NOTES PAYABLE

At December 31, 2006, notes payable consisted of a $102,000 note to Liberty State Bank secured by the Company's office building. The loan bears interest at 5.5% and is payable in 59 monthly principal and interest installments of $837.76, with a final balloon payment due September 2008. Principal payments are due as follows:

                 Year Ended December 31,          Amount
                 -----------------------          -------
                        2007                      $ 5,447
                        2008                      $79,178

Interest paid for the year ended December 31, 2006 is $4,485.

DEMPSEY VANTREASE & FOLLIS PLLC

                           Tournament Games, Inc.
                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            December 31, 2006

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company has signed agreements with several companies/individuals who provide a link to the Company's website from other websites. These companies/individuals are paid a portion of the revenues received by the Company from players who have used the link to enter the Company's website and play. The terms of these agreements vary, but all are month to month and can be terminated by either party. In addition, the Company has verbal agreements with several vendors to provide the same service. Some of these vendors are paid a flat fee based on the number of players that use the link and play, others are paid a portion of the revenues as described above. These agreements can be terminated by either party. Vendors are paid monthly based on the prior month's statistics. The total paid to these vendors for the year ended December 31, 2006 is $70,417.

                    DVF Dempsey Vantrease & Follis PLLC
                Certified Public Accountants & Consultants
                            724 West Main Street
                          Lebanon, Tennessee 37087
                     P 615-444-4125    F 615-444-2639
                              www.dvf-pllc.com


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Tournament Games, Inc.
Lebanon, Tennessee

We have audited the accompanying balance sheet of Tournament Games, Inc. (an S Corporation), as of December 31, 2005, and the related statements of earnings, shareholders' equity and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with accounting standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tournament Games Inc., as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DEMPSEY VANTREASE & FOLLIS PLLC

Lebanon, Tennessee
November 10, 2006

DEMPSEY VANTREASE & FOLLIS PLLC

                            TOURNAMENT GAMES, INC
                                BALANCE SHEET
                              December 31, 2005

                                   ASSETS
Current Assets
  Cash                                                     $306,161

Fixed Assets
  Land                                                       24,217
  Building                                                  139,738
  Equipment                                                  90,036
  Furniture & Fixtures                                       18,997
  Software                                                   10,699
  Accumulated Depreciation                                  (93,161)
                                                           --------
Total Fixed Assets                                          190,526

Other Assets
  Patent in Process                                          24,512
                                                           --------
TOTAL ASSETS                                               $521,199
                                                           ========

                      LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities
  Current Liabilities
    Current Portion of Long-Term Debt                      $  5,156
    F&E Taxes Payable                                         2,235
    Accounts Payable                                         10,059
    Player Deposits                                          48,298
                                                           --------
                                                             65,748
  Long Term Liabilities
    L/P Benchmark                                            27,283
    Liberty State Bank                                       85,915
                                                           --------
     Total Long Term Liabilities                            113,198
                                                           --------
Total Liabilities                                           178,946

Shareholder's Equity
  Common Stock, $1.00 par value, 10,000 authorized,
    1,000 issued                                              1,000
  Retained Earnings                                         341,253
                                                           --------
Total Shareholders' Equity                                  342,253
                                                           --------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   $521,199
                                                           ========

The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                           TOURNAMENT GAMES, INC.
                           STATEMENT OF EARNINGS
                    For the Year Ended December 31, 2005

Income
  Player Income (sales)                                    $754,861
  Refunds/Rebates                                             1,427
                                                           --------
Total Income                                                756,288

Expense
  Operating Expense                                         446,560
  General and Administrative Expense                        164,349
                                                           --------
Total Expense                                               610,909
                                                           --------
Other Income/(Expense)
  Interest Expense                                           (5,173)
                                                           --------
Total Other Income/(Expense)                                 (5,173)
                                                           --------

Net Income                                                 $140,206
                                                           ========


























The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                            TOURNAMENT GAMES, INC.
                      STATEMENT OF SHAREHOLDERS' EQUITY
                     For the Year Ended December 31, 2005


                                                Common        Retained
                                                Stock         Earnings
                                                ------        --------

Balance, January 1, 2005                        $1,000        $201,047

Net Income                                        -            140,206
                                                ------        --------

Balance, December 31, 2005                      $1,000        $341,253
                                                ======        ========































The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                              TOURNAMENT GAMES, INC.
                              STATEMENT OF CASH FLOW
                      For the Year Ended December 31, 2005

Net Income                                                 $140,206

Adjustments to Reconcile Net Income to Net Cash
  Provided by Operating Activities:
    Depreciation Expense                                     23,993
    Decrease in F&E Tax Payable                              (3,164)
    Decrease in Accounts Payable                             (8,638)
    Increase in Player Deposits                              13,408
                                                           --------
    Net Cash Provided by Operating Activities               165,805

Cash Flows from Investing Activities:
    Purchase of Fixed Assets                                 (8,371)
    Patent Application Fees                                  (9,941)
                                                           --------
    Net Cash Used In Investing Activities                   (18,312)

Cash Flows from Financing Activities:
  Loans From Shareholders                                   (40,000)
  Repayments of Liberty State Bank Loan                      (4,890)
  Repayments of Benchmark Loan                              (40,000)
                                                           --------
   Net Cash Used in Financing Activities                    (84,890)
                                                           --------
Net Increase in Cash                                         62,603

Cash, Beginning of Year                                     243,558
                                                           --------
Cash, End of Year                                          $306,161
                                                           ========

Interest Paid                                              $  5,173
                                                           ========












The accompanying notes are an integral part of this financial statement.

DEMPSEY VANTREASE & FOLLIS PLLC

                             Tournament Games, Inc.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description: Tournament Games, Inc is an Internet based game site with offices in Lebanon, Tennessee. Players purchase game credits by depositing funds that are used to play games. Entry fees are paid for tournament play. Tournament players compete against each other based on their skill ranking and win prizes based on a predetermined award schedule for each tournament. Winnings can be cashed out by the players at any time, but game credits purchased cannot be cashed out - they can only be used for future play.

Property and Equipment: Property and equipment are recorded at cost. The cost of property and equipment is depreciated using the straight-line method over the prescribed useful lives as follows:

              Buildings                      39 years
              Furniture & Fixtures           5-7 years
              Software                       3 years

Depreciation expense totaled $ 23,993 for the year ended December 31, 2005.

Income Taxes: The Company has elected to be taxed as an S Corporation, therefore, shareholders are taxed on their proportionate share of company earnings. There is no provision for income taxes in these financial statements.

Cash and Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents for the Statements of Cash Flows. The cash accounts are held primarily by financial institutions in Tennessee and at times may exceed amounts that are federally insured.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Concentrations of Credit Risk: The Company's Internet site is accessible worldwide. Due to the large number of customers across the globe, credit risk is not concentrated.

The Company has all of its cash on deposit with one financial institution. The bank balance at December 31, 2005 exceeded FDIC insurance limits by $198,203.
                                     F-27



DEMPSEY VANTREASE & FOLLIS PLLC

                            Tournament Games, Inc.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             December 31, 2005

NOTE 2 - PATENT PENDING

The Company has applied for patents for two of its games. As of the date of these financial statements, the patent applications were still pending.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company has a loan payable to Benchmark, which is a company owned by three of the company's four shareholders. During the company's development phase, Benchmark advanced funds to cover operating and development costs. There is no stated rate of interest or fixed repayment schedule for this loan. Funds earned by the three shareholders as management and directors' fees are being applied to the loan principal yearly. The balance due to Benchmark at December 31, 2005 is $27,283, and is shown as a long-term liability on the financial statements.

NOTE 4 - NOTES PAYABLE

At December 31, 2005, notes payable consisted of a $102,000 note to Liberty State Bank secured by the Company's office building. The loan bears interest at 5.5% and is payable in 59 monthly principal and interest installments of $837.76, with a final balloon payment due September 2008. Principal payments are due as follows:

          Year Ended December 31,          Amount
          -----------------------          ------
          2006                             $ 5,156
          2007                             $ 5,447
          2008                             $80,468

Interest paid for the year ended December 31, 2005 is $5,173.















                                     F-28



DEMPSEY VANTREASE & FOLLIS PLLC

                           Tournament Games, Inc.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            December 31, 2005

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company has signed agreements with several companies/individuals who provide a link to the Company's website from other websites. These companies/individuals are paid a portion of the revenues received by the Company from players who have used the link to enter the Company's website and play. The terms of these agreements vary, but all are month to month and can be terminated by either party. In addition, the Company has verbal agreements with several vendors to provide the same service. Some of these vendors are paid a flat fee based on the number of players that use the link and play, others are paid a portion of the revenues as described above. These agreements can be terminated by either party. Vendors are paid monthly based on the prior month's statistics. The total paid to these vendors for the year ended December 31, 2005 is $75,417.































                                     F-29



                        Successor to CET Services, Inc.
                            Pro Forma Balance Sheet
                            As At December 31, 2006



                                               Tournament
    Assets                           Zoi          Games         CET       Adjustments   Pro Forma
                                  ----------   -----------   ----------   -----------   ----------
Current Assets
 Cash                                341,306      426,351       396,362       (72,329)   1,091,690
 Restricted cash
 Accounts Receivable                   7,375                     47,633             0       55,008
 Prepaid Expenses                     22,146        3,817        31,519             0       57,482
                                  ----------      -------    ----------                 ----------
     Total current assets            370,827      430,168       475,514                  1,204,180
                                  ----------      -------    ----------                 ----------

Fixed assets, net                     59,448      158,403         3,034             0      220,885
Land                                               24,217                           0       24,217
Product development                  919,943                                        0      919,943
Real estate inventories                                       4,181,059      (921,046)   3,260,013
Deposit - Tournament Games
 Acquisition                          50,000                                  (50,000)           0
Investment in LLC                                               280,390       (17,515)     262,875
Goodwill                                                                    1,700,622    1,700,622
Identified intangibles                                                        800,000      800,000
Patent                                12,025       41,414                           0       53,439
Other Assets                                                      3,024             0        3,024
                                  ----------      -------    ----------    ----------   ----------
     Total Assets                  1,412,243      654,202     4,943,021                  8,449,198
                                  ==========      =======    ==========                 ==========

    Liabilities and Shareholder's Equity

Current liabilities
 Accounts payable and accrued
  expenses                           176,735       14,828       166,439             0      358,002
 Deposits payable                                  55,371                           0       55,371
 Current portion of long-term debt                  5,447                           0        5,447
 Due to Zoi shareholder                5,774                                        0        5,774
 Payable to TG shareholders                                                 2,950,000    2,950,000
                                  ----------      -------    ----------                 ----------

     Total current liabilities       212,509       75,646       166,439                  3,474,594
                                  ----------      -------    ----------                 ----------
Deferred revenue                      75,000                                        0      105,000
Loans Payable                                      79,178     1,409,495      (126,000)   1,362,673
                                  ----------      -------    ----------                 ----------
     Total liabilities               287,509      154,824     1,575,934                  4,842,267
                                  ----------      -------    ----------                 ----------
Shareholder's equity (deficit)
 Common stock                         19,120        1,000     8,331,007    (3,300,198)   5,050,929
 Additional paid in capital        2,549,612                    104,786    (2,654,398)           0
 Treasury stock                                                                     0            0
 Retained earnings (deficit)      (1,443,998)     498,378    (5,068,706)    4,570,328   (1,443,998)
                                  ----------      -------    ----------    ----------   ----------
     Total shareholder's equity    1,124,734      499,378     3,367,087                  3,606,931
                                  ----------      -------    ----------                 ----------
     Total liabilities and
      shareholder's equity         1,412,243      654,202     4,943,021                  8,449,198
                                  ==========      =======    ==========                 ==========




See accompanying notes to pro-forma financial statements

                                    F-30



                        Successor to CET Services, Inc.
                          Pro Forma Income Statement
                      For the Year Ended December 31, 2006



                                        Tournament
                              Zoi         Games         CET      Adjustments   Pro Forma
                           ----------   ----------   ---------   -----------   ----------
Revenues                       34,334      807,067   2,980,970     (4,334)      3,818,037
Cost of Sales                                        2,720,312                  2,720,312
                           ----------   ----------   ---------                 ----------
Gross Margin                   34,334      807,067     260,658                  1,097,725

Operating expenses                         431,873                 (4,334)        427,539
General and adminis-
 trative expenses           1,259,858      215,915     643,350                  2,119,123
                           ----------   ----------   ---------                 ----------
Operating income (loss)    (1,225,524)     159,279    (382,692)                (1,448,937)

Other income (expense)
 Interest income (expense)
  net                           4,883       (2,154)     (1,276)                     1,453
 Gain on elimination of
  payables                                              43,936                     43,936
 Other income (expense) net                                936                        936
                           ----------   ----------   ---------                 ----------
Net other income (expense)      4,883       (2,154)     43,596                     46,325
                           ----------   ----------   ---------                 ----------
Net Income                 (1,220,641)     157,125    (339,096)                (1,402,612)
                           ==========   ==========   =========                 ==========

Earnings per share - primary and fully diluted                                 $    (0.04)

Weighted Average Shares on a pro-forma basis                                   35,250,869





See accompanying notes to pro-forma financial statements.











                                    F-31



                        Successor to CET Services, Inc.
                         Pro Forma Income Statement
                     For the Period Ended December 31, 2005



                                        Tournament
                              Zoi         Games         CET      Adjustments   Pro Forma
                           ----------   ----------   ---------   -----------   ----------

Revenues                       27,847      756,288   3,223,072     (4,405)      4,002,802
Cost of Sales                  32,371                3,035,433                  3,067,804
                           ----------   ----------   ---------                 ----------
Gross Margin                   (4,524)     756,288     187,639                    934,998

Operating expenses                         446,560                 (4,405)        442,155
General and administrative
 expenses                     218,833      164,349     631,127                  1,014,309
                           ----------   ----------   ---------                 ----------
Operating income (loss)      (223,357)     145,379    (443,488)                  (521,466)

Other income (expense)
 Interest Expense                           (5,173)     (2,295)                    (7,468)
 Gain on elimination of
  payables                                              31,358                     31,358
 Other income (expense) net                             17,655                     17,655
                           ----------   ----------   ---------                 ----------
Net other income (expense)          0       (5,173)     46,718                     41,545
                           ----------   ----------   ---------                 ----------
Net Income                   (223,357)     140,206    (396,770)                  (479,921)
                           ==========   ==========   =========                 ==========

Earnings per share - primary and fully diluted                                 $    (0.01)

Weighted Average Shares on a pro-forma basis                                   35,250,869







See Accompanying notes to pro forma financial statements.
















                                     F-32



                   NOTES TO PRO-FORMA FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION

These pro-forma statements were prepared in accordance with the purchase accounting provisions of SFAS No. 141 "Business Combinations" and reflect an approximation of how the combined (consolidated) financial statements would have appeared had the combination occurred on the first day of the periods under report.

Accordingly, the assets and liabilities (net assets) of the acquired companies (ZOI and Tournament Games) are adjusted from historical cost to their fair values as of the date of the combination. To the extent that the purchase price paid exceeds the adjusted net asset value, Goodwill is recorded as an intangible asset of the combined entity. To the extent that the adjusted net asset value exceeds the purchase price, certain assets of the acquired entity are written down in proportion to the total of those assets.

The company has evaluated the net assets of the acquired entities and determined that the book value of existing assets and liabilities represent a reasonable approximation of fair value. An additional liability of $2,950,000 and $3,000,000 has been incorporated to reflect the total payment due Tournament Games by ZOI in connection with its acquisition of Tournament Games at December 31, 2006 and 2005, respectively. That acquisition is anticipated to occur prior to or simultaneously with the acquisition by CET.

2.  CONSOLIDATION ADJUSTMENTS

     a.  Pro-Forma Balance Sheet dated December 31, 2005

     1.  Acquisition of CET Services, Inc.

For the year ended December 31, 2005, the pro-forma assumes that the entire acquisition occurred as of January 1, 2005. The following table supports the consolidating entries thereby presented:

  Price to be paid by ZOI for CET
   (in shares of CET common stock)                          4,554,489
  Multiplied by the price per share for CET
   stock (2/20/07)                                           x $0.545
                                                           ----------
  Effective price paid for CET by ZOI                      $2,482,197

  Less: Shareholder's equity of CET at
        12/31/05                             $3,706,183
        Reduced by Repurchase (note 3.)        (606,192)   (3,099,991)
                                             ----------    ----------


  Reduction of long-term assets needed                     $ (617,794)
  Applied to: Real estate inventories          (586,980)   ----------
              Investment in LLC                 (30,814)   $ (617,794)
                                             ----------    ----------

                                    F-33




     2.  Acquisition of Tournament Games, Inc.

For the year ended December 31, 2005, the pro-forma assumes that the entire acquisition occurred as of January 1, 2005. The excess apportioned to intangible assets is estimated by management. The following table supports the consolidating entries thereby presented:

  Price to be paid for Tournament Games by ZOI             $ 3,000,000
  Less:  equity of Tournament Games as of
    12/31/05                                                  (342,253)
                                                           -----------
  Excess of price paid over net book value                 $ 2,657,747
                                                           -----------
  Excess apportioned to intangible assets
   (estimated)                               $  800,000
  Goodwill                                    1,857,747    $ 2,657,747
                                             ----------    ----------

Identified intangible assets include software valued at $800,000. This allocation is based on management's preliminary estimate and is subject to change post merger based on final values to be assigned based on final estimates of the value of these assets. The intangibles including goodwill will be subject to review for possible impairment at each quarter end.

    b.  Pro-Forma Balance Sheet dated December 31, 2006

     1.  Acquisition of CET Services, Inc.

For the year ended December 31, 2006, the pro-forma assumes that the entire acquisition occurred as of January 1, 2006. The following table supports the consolidating entries thereby presented:

  Price to be paid by ZOI for CET (in shares
   of CET common stock)                                     4,554,489
  Multiplied by the price per share for CET
   stock (2/20/07)                                           x $0.545
                                                           ----------

Effective price paid for CET by ZOI                        $2,482,197
  Less: Shareholder's equity of CET at
         12/31/06                            $3,367,087
        Reduced by Repurchase (note 3.)        (606,192)    2,760,895
                                             ----------    ----------
  Reduction of long-term assets needed                     $ (278,698)
  Applied to:  Real estate inventories         (261,183)   ----------
               Investment in LLC                (17,515)     (278,698)
                                             ----------    ----------

     2.  Acquisition of Tournament Games, Inc.

For the year ended December 31, 2006, the pro-forma assumes that the entire acquisition occurred as of January 1, 2006. The excess apportioned to intangible assets is estimated by management. The following table supports the consolidating entries thereby presented:

                                    F-34




  Price to be paid for Tournament Games
   by ZOI                                                  $3,000,000
  Less:  equity of Tournament Games as
   of 12/31/06                                               (499,378)
                                                           ----------
  Excess of price paid over net book value                 $2,500,622

  Excess apportioned to intangible assets
   (estimated)                               $  800,000
  Goodwill                                    1,700,622    $2,500,622
                                             ----------    ----------

Identified intangible assets include software valued at $800,000. This allocation is based on management's preliminary estimate and is subject to change post merger based on final values to be assigned based on final estimates of the value of these assets. The intangibles including goodwill will be subject to review for possible impairment at each quarter end.

     c.  Pro-Forma Income Statements

ZOI has not engaged in any intercompany commerce with CET during the periods under report. Tournament Games made payments to ZOI under the terms of a revenue sharing agreement in the amounts of $4,405 during the 2005 period and $4,334 during 2006. Accordingly, these sums have been removed from pro-forma consolidated revenues and consolidated operating expenses for both periods.

3.  REPURCHASE OF SHARES

Elsewhere within this proxy is a description of the proposed repurchase by CET of 1,000,000 shares owned by Steven Davis. The adjustments made herein reflect the impact of that retirement as if it had occurred on December 31, 2005 or December 31, 2006. The following is the proposed settlement:

     Shares proposed to be sold                            1,000,000
     X price of sale (net book value as of 12/31/06)     * $0.606192
                                                           ---------
     Value assigned to shares                              $ 606,192
     Add: cash to be paid by S. Davis to company              53,671
                                                           ---------
     Value apportioned to shares and cash paid by
      S. Davis                                             $ 659,863
                                                           ---------

     Real property value proposed to be transferred        $ 659,863
     Less: mortgage attached to real property (approx.)     (126,000)
                                                           ---------
     Net value of real estate to be transferred            $ 533,863
     ADD:  cash paid by company to satisfy mortgage          126,000
                                                           ---------
     Value of property transferred by company              $ 659,863
                                                           ---------




                                    F-35



APPENDIX A

                              CET SERVICES, INC.

                            AUDIT COMMITTEE CHARTER
                          (As Amended on July 25, 2005)


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of CET Services, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The Committee shall be composed exclusively of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. At least one of the members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, as required by American Stock Exchange ("AMEX") rules. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board, provided that the Committee Chairman shall have those qualifications mandated by applicable law and AMEX listing requirements.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is overseeing the accounting and financial reporting processes and audits of the financial statements of the Company and assisting the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and filed with the Securities and Exchange Commission ("SEC"); and (ii) the system of internal controls that management has established.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and such public accounting firm must report directly to the Committee. In addition, the Audit Committee must pre-approve all non-audit services provided by the independent auditors.

The Committee must establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters. In addition, the Committee provides an avenue for communication between the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must retain an open relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These functions are conducted by the Company's management and the independent auditors. It is also not the duty of the Audit Committee to assure compliance with laws and regulations and the Company's Code of Ethics or other business conduct guidelines.

In addition to its responsibilities relating to auditing and accounting matters, the Committee will also be responsible for approving related party transactions as required by AMEX listing requirements

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to engage independent counsel and other advisors to render advice and counsel in such matters. The Committee will also have the authority to determine the amount of funding appropriate for the compensation of the auditors and any independent counsel or advisors engaged by the audit committee and ordinary administrative expenses in carrying out its duties. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet no less than four times annually (prior to the filing of the Company's quarterly and annual reports with the SEC) and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the chief financial officer, and independent auditors at least once each year and at other times when considered appropriate. The Committee shall keep minutes, and other relevant records and report its activities to the Board regularly. The Committee shall provide copies of its minutes to the Secretary of the Company for inclusion in the Company's corporate records.

ATTENDANCE

Committee members will strive to be present at all meetings which may be in person or by telephone conference call. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit Services.

3. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

4. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

5. Review with the Company's management and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their view as to the adequacy of such controls.

6. Review with the Company's management, and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

7. Review the scope and general extent of the independent auditors' annual audit. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

8. At least annually, confirm the independence of the independent auditors and obtain from the independent auditors a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

9. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing of quarterly reports.

10. At the completion of the annual audit, review with management and the independent auditors the following:

     * The annual financial statements and related footnotes and financial information to be included in the Company's annual report filed with the SEC.

     * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.

     * Investigate the level of cooperation received by the independent auditors during their audit, including their access to all requested records, data and information.

11. Review all SEC filings and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

13. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related AMEX listing requirements, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

14. The Committee will also review and, if deemed advisable, approve all "related party transactions," as that term is defined in Item 404 of SEC Regulation S-K

APPENDIX B

                   COMPENSATION AND NOMINATING COMMITTEE CHARTER
                                      OF
                               CET SERVICES, INC.

                             Adopted July 25, 2005

     1. Members. The Board of Directors of CET Services, Inc. (the "Company") shall appoint a Compensation and Nominating Committee (the "Committee") of at least three directors and shall designate one member of the Committee as chairperson. Each member of the Committee shall meet the independence requirements of the American Stock Exchange ("AMEX").

     2. Purposes, Duties and Responsibilities. The Committee shall represent the Board of Directors in discharging its responsibilities relating to reviewing the performance of Company executives and setting compensation and compensation related policies, and also making recommendations to the Board of Directors relating to the Company's policies on equity incentives.

     In addition, the Committee shall identify individuals qualified to become members of the Board of Directors, to recommend to the Board of Directors persons to be selected as nominees for election to the Board of Directors at annual meetings of the Company's shareholders.

     3. Executive Compensation Responsibilities. The duties and responsibilities of the Committee with regard to Executive Compensation matters shall include, but are not limited to:

          (i) Reviewing at least annually the performance of Chief Executive Officer ("CEO") and recommending to the Board of Directors the CEO's compensation for the following year, taking into account the Company's performance, the effect on shareholder value, the CEO's performance, the effect on shareholder value, the CEO's performance, the responsibilities undertaken by the CEO, trends in the companies considered comparable to the Company, and any other factors the Committee considers relevant to the CEO's compensation. The CEO may not be present during voting or deliberations on matters relating to the compensation of the CEO.

          (ii) Reviewing the goals and objectives to be achieved by the CEO for the following year.

          (iii) Reviewing and making recommendations to the Board of Directors concerning the Company's employee incentive, compensation, stock option, benefit and severance plans and, as appropriate, establishing guidelines in relation thereto.

          (iv) Reviewing with the CEO the performance of the Company's other executive officers.

          (v) Reviewing and recommending to the Board of Directors the compensation of executive officers other than the CEO. The CEO may be present during the voting or deliberations on the compensation of executive officers other than the CEO if the Committee so desires.


                                    B-1



          (vi) Making recommendations to the Board of Directors concerning stock option and other stock incentive awards for executive officers.

          (vii) Producing a Committee report on executive compensation if required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement or annual report filed with the SEC.

     4. Director Nomination Responsibilities. Specifically, the duties and responsibilities of the Committee with regard to director nomination matters shall include, but are not limited to:

          (i) Identifying and reviewing the qualifications of potential nominees for election to the Board of Directors, including incumbent directors and candidates recommended by shareholders.

          (ii) Evaluating all prospective director nominees, including those nominated by shareholders, and to conduct appropriate inquiries into the backgrounds and qualifications of prospective director nominees.

          (iii) Annually selecting and recommending to the Board of Directors for approval a slate of director nominees, and to otherwise recommend for approval by the Board of Directors nominees to fill vacancies or new positions on the Board of Directors as they may occur or be created from time to time, in accordance with the Bylaws of the Company.

          (iv) Planning in advance for continuity on the Board of Directors as current directors are expected to retire from the Board.

     5. Criteria for Director Nominees. In considering possible candidates for election to the Board of Directors, the Committee should be guided by the following criteria. Each candidate should:

          (i) Be chosen without regard to sex, race, religion or national origin;

          (ii) Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

          (iii) Be free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a director;

          (iv   Possess substantial and significant experience that would be of particular importance to the Company in the performance of the duties of a director;

          (v) Have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

          (vi) Have the capacities and desire to represent the balanced best interests of the shareholders as a whole.




                                     B-2





     6. Shareholder Recommendations for Director Nominees. Shareholders may make recommendations to the Committee of persons they believe the Committee should consider for nomination for election to the Board of Director. To make a recommendation a shareholder should submit a letter addressed to the Chairperson of the Compensation and Nominating Committee no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the following:

          (i) The name, age, and address of the person recommended for nomination;

          (ii) The principal occupation or employment of the person recommended for nomination;

          (iii) A statement that the person is willing to be nominated and will serve if elected;

          (iv) A statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee as set forth in Section 5 above.

     7. Meetings. The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Committee shall report to the full Board of Directors with respect to its meetings, and prepare minutes of its meetings for inclusion in the Company's corporate records. A majority of the members of the Committee shall constitute a quorum.

     8. Annual Review. The Committee shall annually evaluate the performance of the Committee and shall assess the adequacy of the Compensation and Nominating Committee's Charter, and recommend changes if the Committee determines that changes are appropriate.












                                     B-3




APPENDIX C





                          AGREEMENT AND PLAN OF MERGER


                                     Among


                        ZOI INTERACTIVE TECHNOLOGIES, INC.,


                   CET SERVICES INC., a California corporation,


                        INTERACTIVE ACQUISITION CORPORATION


                                      and


               CET SERVICES OF NEVADA, INC., a Nevada corporation


                           Dated as of February 16, 2007



                                TABLE OF CONTENTS



ARTICLE I  DEFINITIONS                                                1

SECTION 1.01.       Certain Defined Terms                             1

ARTICLE II  THE MERGER                                                9

SECTION 2.01.       The Merger                                        9
SECTION 2.02.       Effective Time; Closing                          10
SECTION 2.03.       Effect of the Merger                             10
SECTION 2.04.       Articles of Incorporation; Bylaws of
                      Surviving Corporation                          10
SECTION 2.05.       Directors and Officers                           10
SECTION 2.06.       Effect on Securities                             10
SECTION 2.07.       Dissenting Shares                                11
SECTION 2.08.       Surrender of Certificates                        12
SECTION 2.09.       No Further Ownership Rights in Zoi Common
                      Stock                                          14
SECTION 2.10.       Lost, Stolen or Destroyed Certificates           14
SECTION 2.11.       Taking of Necessary Action; Further Action       14
SECTION 2.12.       Tax Consequences                                 14
SECTION 2.13.       Reincorporation Merger                           15

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF Zoi                   16

SECTION 3.01.       Organization, Authority and Qualification of
                       Zoi                                           16
SECTION 3.02.       Capital Stock of Zoi; Ownership of the Shares    17
SECTION 3.03.       Subsidiaries                                     17
SECTION 3.04.       Corporate Books and Records                      19
SECTION 3.05.       No Conflict                                      19
SECTION 3.06.       Governmental Consents and Approvals              19
SECTION 3.07.       Financial Information/Books and Records          19
SECTION 3.08.       No Undisclosed Liabilities                       20
SECTION 3.09.       Receivables; Inventory                           20
SECTION 3.10.       Conduct in the Ordinary Course; Absence
                      of Certain Changes, Events and Conditions      21
SECTION 3.11.       Litigation                                       23
SECTION 3.12.       Certain Interests                                23
SECTION 3.13.       Compliance with Laws                             24
SECTION 3.14.       Environmental and Other Permits and
                      Licenses; Related Matters                      24
SECTION 3.15.       Material Zoi Contracts                           25
SECTION 3.16.       Intellectual Property                            27
SECTION 3.17.       Real Property                                    30
SECTION 3.18.       Tangible Assets                                  30
SECTION 3.19.       Customers                                        31
SECTION 3.20.       Employee Benefit Plans; Employment Agreements    31
SECTION 3.21.       Labor Matters                                    32
SECTION 3.22.       Key Employees                                    32
SECTION 3.23.       Taxes                                            33
SECTION 3.24.       Insurance                                        34
SECTION 3.25.       Brokers                                          34
SECTION 3.26.       Approval Requirements                            34



ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE COMPANY,           35
   MERGER SUB AND CET-NEVADA

SECTION 4.01.       Organization and Good Standing                   35
SECTION 4.02.       Charter Documents                                35
SECTION 4.03.       Capital Structure                                35
SECTION 4.04.       Subsidiaries                                     37
SECTION 4.05.       Authority                                        37
SECTION 4.06.       Conflicts                                        37
SECTION 4.07.       Consents                                         38
SECTION 4.08.       SEC Filings; Financial Statements                38
SECTION 4.09.       Absence of Certain Changes or Events             40
SECTION 4.10.       Taxes                                            43
SECTION 4.11.       Intellectual Property                            44
SECTION 4.12.       Compliance; Permits; Restrictions                45
SECTION 4.13.       Litigation                                       46
SECTION 4.14.       Brokers' and Finders' Fees                       46
SECTION 4.15.       Employee Benefit Plans                           46
SECTION 4.16.       Title to Properties                              48
SECTION 4.17.       Environmental Matters                            49
SECTION 4.18.       Agreements, Contracts and Commitments            50
SECTION 4.19.       The Proxy Statement; Other Filings               51
SECTION 4.20.       Board Approval                                   51
SECTION 4.21.       State Takeover Statutes                          51
SECTION 4.22.       Transactions with Affiliates                     51
SECTION 4.23.       Insurance                                        52

ARTICLE V  CONDUCT PRIOR TO THE CLOSING DATE                         52

SECTION 5.01.       Conduct of Business                              52
SECTION 5.02.       Access to Information                            53
SECTION 5.03.       Regulatory and Other Authorizations; Notices
                      and Consents                                   53
SECTION 5.04.       Notice of Developments                           54
SECTION 5.05.       No Solicitation or Negotiation by the Company    54
SECTION 5.06.       No Solicitation or Negotiation by Zoi            55
SECTION 5.07.       Further Action                                   55
SECTION 5.08.       Conduct of Business by Zoi                       55

ARTICLE VI  ZOI STOCK OPTIONS, WARRANTS AND CONVERTIBLE DEBT         56

SECTION 6.01.       Zoi Stock Options                                56

ARTICLE VII   ADDITIONAL AGREEMENTS                                  56

SECTION 7.01.       Securities Filings                               56
SECTION 7.02.       Zoi Shareholder Approval.                        56
SECTION 7.03.       Company Proxy Statement; Other Filings           56
SECTION 7.04.       Company Meeting of Shareholders                  57
SECTION 7.05.       AMEX Listing                                     58
SECTION 7.06.       Exemption from Registration                      58
SECTION 7.07.       Form S-8                                         58
SECTION 7.08.       10-KSB                                           58
SECTION 7.09.       Directors' and Officers' Indemnification         58
SECTION 7.10.       Time and Responsibility Schedule                 58
SECTION 7.11.       Reserved                                         58
SECTION 7.12.       Board of Directors and Officers                  58
SECTION 7.13        Resale Restriction Agreements                    59
SECTION 7.14.       Agreement Not to Dissent                         59



ARTICLE VIII  CONDITIONS TO CLOSING                                  59

SECTION 8.01.       Conditions to Obligations of Each Party          59
SECTION 8.02.       Conditions to Obligations of Zoi                 60
SECTION 8.03.       Conditions to Obligations of the Company and
                       Merger Sub                                    62
SECTION 8.04        Disclosure Schedule Updates                      63

ARTICLE IX  TERMINATION AND WAIVER                                   63

SECTION 9.01.       Termination                                      64
SECTION 9.02.       Effect of Termination                            64
SECTION 9.03.       Waiver                                           65

ARTICLE XI GENERAL PROVISIONS                                        65

SECTION 10.01.      Non-Survival of Representations and Warranties   65
SECTION 10.02.      Expenses                                         65
SECTION 10.03.      Notices                                          65
SECTION 10.04.      Public Announcements                             66
SECTION 10.05.      Headings                                         66
SECTION 10.06.      Severability                                     66
SECTION 10.07.      Entire Agreement                                 67
SECTION 10.08.      Assignment                                       67
SECTION 10.09.      No Third Party Beneficiaries                     67
SECTION 10.10.      Amendment                                        67
SECTION 10.11.      Governing Law                                    68
SECTION 10.12.      Counterparts                                     68

Exhibit A          Form of Voting Agreement


                           AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of February 16, 2007 (the "Agreement"), among CET Services, Inc., a California corporation (the "Company"), Interactive Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the Company ("Merger Sub"), Zoi Interactive Technologies, Inc, a Nevada corporation ("Zoi"), and CET Services of Nevada, Inc., a Nevada Corporation ("CET-Nevada").

                                   RECITALS

     A. The Boards of Directors of Zoi and the Company have each determined that it is in the best interests of their respective shareholders for the Company and Zoi to enter a business combination transaction pursuant to which Merger Sub will merge with and into Zoi (the "Merger"), with Zoi continuing after the Merger as the surviving corporation and wholly owned subsidiary of the Company.

     B. The parties desire that prior to the Merger the Company reincorporate from the State of California to the State of Nevada by merging with and into CET-Nevada, as set forth in Section 2.13 of this Agreement.

     C. The Board of Directors of the Company (i) has approved this Agreement, the Merger, the Reincorporation Merger and the other transactions contemplated by this Agreement and (ii) has determined to recommend the approval of this Agreement, the Merger, the Reincorporation Merger and the issuance of shares of Company Common Stock to the shareholders of Zoi pursuant to the terms of the Merger.

     D. The Board of Directors of Zoi (i) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (ii) has determined to recommend the approval of this Agreement and the Merger by the shareholders of Zoi.

     E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Zoi to enter into this Agreement, Steven Davis, the Company's Chief Executive Officer, is entering into a Voting Agreement in substantially the form attached hereto as Exhibit A (the "Voting Agreement").

     F. The parties hereto intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code (as defined herein).

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Zoi, the Company, Merger Sub and CET-Nevada hereby agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

          "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

          "Agreement" or "this Agreement" means this Agreement and Plan of Merger, dated as of February 16, 2007, among Zoi, the Company and CET-Nevada and all amendments hereto made in accordance with the provisions of Section 10.10.

          "AMEX" or "ASE" means the American Stock Exchange.

          "Articles of Merger" has the meaning specified in Section 2.02.

          "California Common Stock" has the meaning specified in Section
2.12(c).

          "California Law" means the California Corporations Code.

          "California Reincorporation Articles of Merger"  Section 2.12(a).

          "California Stock Option" has the meaning specified in Section
2.12(d).

          "Certificates" has the meaning specified in Section 2.08(c).

          "CET-Nevada" has the meaning specified in the recitals to this Agreement.

          "Closing" has the meaning specified in Section 2.02.

          "Closing Date" has the meaning specified in Section 2.02.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" has the meaning specified in the recitals to this Agreement.

          "Company Balance Sheet" has the meaning specified in Section
4.08(b).

          "Company Common Stock" means the common stock of the Company.

          "Company Disclosure Schedules" has the meaning specified in Article
4.

          "Company Employee" has the meaning specified in Section 4.15(a).

          "Company Equity Incentive Plan" means the Company's 2007 Equity Incentive Plan, which has been approved by the Company's Board of Directors and that will become effective upon satisfaction of both (i) approval of the Company's shareholders of the Company Equity Incentive Plan and (ii) the occurrence of the Closing.

          "Company Financials" has the meaning specified in Section 4.08(b).

          "Company Intellectual Property" has the meaning specified in
Section 4.11(a).

          "Company Lease" has the meaning specified in Section 4.16(a).

          "Company Leased Property" has the meaning specified in Section
4.16(a).

          "Company Permits" has the meaning specified in Section 4.12(b).

          "Company Plans" has the meaning specified in Section 4.15(a).

          "Company Registered Intellectual Property" has the meaning specified in Section 4.11(a).

          "Company Returns" has the meaning specified in Section 4.10.

          "Company SEC Reports" has the meaning specified in Section 4.08(a).

          "Company Shareholders' Meeting" has the meaning specified in
Section 7.03.

          "Company Options" means the all options to purchase, acquire or otherwise receive shares of Company Common Stock (whether or not vested) held by current or former employees or directors of or consultants to the Company and excluding all Company Warrants.

          "Company Non-Plan Options" means Company Options other than Company Plan Options.

          "Company Plan Options" means Company Options granted pursuant to the Company Stock Option Plan.

          "Company Stock Option Plan" means the Company's Incentive Stock Option Plan.

          "Company Warrants" means all warrants to purchase, acquire or otherwise receive shares of Company capital stock (whether or not vested) other than Company Options.

          "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          "Dissenting Shares" has the meaning specified in Section 2.07(a).

          "Effective Time" has the meaning specified in Section 2.02.

          "Effective Time Price" means the average of the last reported sales price of the Company's Common Stock as reported by the Trading Market for the 10 consecutive trading days up to and including the trading day immediately preceding the date of the Effective Time.

          "Encumbrance" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

          "Environment" means surface waters, groundwaters, soil, subsurface strata and air.

          "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notice of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law, any Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the Environment, including, without limitation, (a) by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or any Person for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Laws" means any Law, now or hereafter in effect and as amended, and any judicial, administrative or otherwise binding interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, the CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. SS6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. SS 6901 et seq.; the Clean Water Act,33 U.S.C. SS 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. SS 2601 et seq.; the Clean Air Act, 42 U.S.C. SS 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. SS 300f et seq.; the Atomic Energy Act, 42 U.S.C. SS 2011 et seq; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. SS 136 et seq.; and the Federal Food, Drug and Cosmetic Act, 21 U.S.C. SS 301 et seq.

          "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

          "ERISA" has the meaning specified in Section 3.20(a).

          "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successor statute thereto.

          "Exchange Agent" has the meaning specified in Section 2.08(a).

          "Exchange Ratio" means an amount equal to the quotient of (A) the Merger Shares divided by (B) the number of outstanding shares of Zoi Common Stock immediately prior to the Effective Time.

          "Financial Statements" has the meaning specified in Section
3.07(a).

          "Governmental Authority" means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

          "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

          "Hazardous Materials" means (a) petroleum and petroleum products, radioactive materials, asbestos-containing materials, urea formaldehyde foam insulation, transformers or other equipment that contain polychlorinated biphenyls, and radon gas, and (b) any other chemicals, materials or substances defined or regulated as "hazardous" or "toxic" or words of similar import, under any applicable Environmental Law.

          "Hazardous Material Activities" has the meaning specified in
Section 4.17(b).

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          "Indebtedness" means, without duplication with respect to any Person, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables created in the ordinary course of business), (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all obligations of such Person as lessee under leases that have been or should be, in accordance with U.S. GAAP, recorded as capital leases, (e) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all Indebtedness of others referred to in clauses (a) through (e) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness,
(ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered), and (h) all Indebtedness referred to in clauses (a) through (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          "Intellectual Property" means all of the following: (i) U.S. and foreign registered and unregistered trademarks, trade dress, service marks, logos, trade names, corporate names and all registrations and applications to register the same (the "Trademarks"); (ii) issued U.S. and foreign patents and pending patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, reexaminations, and extension thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, certificates of invention and like statutory rights (the "Patents"); (iii) U.S. and foreign registered and unregistered copyrights (including, but not limited to, those in computer software and databases) rights of publicity and all registrations and applications to register the same (the "Copyrights"); (iv) U.S. and foreign rights in any semiconductor chip product works or "mask works" as such term is defined in 17 U.S.C. 901, et seq. and any registrations or applications therefor ("Mask Works"); (v) all categories of trade secrets as defined in the Uniform Trade Secrets Act including, but not limited to, business information; (vi) all License and agreements pursuant to which the Company has acquired rights in or to any Trademarks, Patents, Copyrights or Mask Works, or Licenses and agreements pursuant to which the Company has Licensed or transferred the right to use any of the foregoing ("Licenses").

          "IRS" means the Internal Revenue Service of the United States.

          "Law" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law.

          "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

          "Material Adverse Effect when used with reference to an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its Subsidiaries taken as a whole; provided, however, that a Material Adverse Effect will not exist as a result of circumstances that are demonstrated to have resulted directly from the public announcement of the Merger.

          "Material Company Contracts" has the meaning specified in Section 4.18(b).

          "Material Zoi Contracts" has the meaning specified in Section
3.15(a).

          "Merger Consideration" has the meaning specified in Section
2.06(a).

          "Merger Shares" means a number of shares of Company Common Stock equal to the product of (i) 34,899,236 shares of Company Common Stock and
(ii) the quotient obtained by dividing (A) the number of outstanding shares of Company Common Stock immediately prior to the Effective Time plus the number of shares of Company Common Stock that are repurchased by the Company from the date of this Agreement through time immediately prior to the Effective Time by (B) the number of outstanding shares of Company Common Stock at the close of business on the date of this Agreement.

          "Multiemployer Plan" has the meaning specified in Section 3.20(b).

          "Multiple Employer Plan" has the meaning specified in Section
3.20(b).

          "Nevada Common Stock" has the meaning specified in Section 2.12(c).

          "Nevada Law" means the General Corporation Law of the State of
Nevada.

          "Nevada Reincorporation Articles of Merger" has the meaning specified in Section 2.12(a).

          "Permitted Encumbrances" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments and governmental charges or levies not yet due and payable or for taxes, assessments and governmental charges or levies that are being contested in good faith; (b) Encumbrances imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) are not in excess of $10,000 in the aggregate at any time; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) minor survey exceptions, reciprocal easement agreements and other customary encumbrances on and imperfections to title to real property and other Encumbrances that (i) do not render title to the property encumbered thereby uninsurable and (ii) do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current purposes; and (e) Encumbrances related to purchase money mortgages and conditional sales contracts entered into in the ordinary course of business.

          "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

          "Principal Shareholder" means Michael Calderone.

          "Proxy Statement" has the meaning specified in Section 7.03.

          "Receivables" means any and all accounts receivable, notes and other amounts receivable by the Company or any of its Subsidiaries from third parties, including, without limitation, customers, arising before the Effective Time, whether or not in the ordinary course, together with all unpaid financing charges accrued thereon.

          "Regulations" means the Treasury Regulations (including Temporary Regulations) promulgated by the United States Department of Treasury with respect to the Code or other federal tax statutes.

          "Reincorporation Effective Time" has the meaning specified in
Section 2.12(a).

          "Reincorporation Merger" has the meaning specified in Section
2.12(a).

          "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the Environment.

          "Sarbanes-Oxley Act" has the meaning specified in Section 4.08(c).

          "SEC" means the United States Securities and Exchange Commission, or any successor agency thereto.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto.

"Shareholder Representation Letter" means a letter, in form and substance reasonably satisfactory to the Company, to be executed by the shareholders of Zoi containing provisions addressing stock ownership, securities law investment representations and such other matters consistent with this Agreement as the Company may reasonably request.

          "Subsidiary" means, with respect to any Person, all corporations, partnerships, joint ventures, associations and other entities controlled by the Person directly or indirectly through one or more intermediaries.

          "Surviving Corporation" has the meaning specified in Section 2.01.

          "Tax" or "Taxes" means any and all taxes, levies, duties, tariffs, imposts, and other similar fees or charges of any kind, foreign or domestic, (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto), imposed by any government or taxing authority, including, without limitation: taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties and tariffs.

          "Trading Market" means the market or exchanges on which the Company Common Stock is listed or quoted for trading on the date in question.

          "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

          "Zoi Common Stock" means the Common Stock, par value of $0.001 per share, of Zoi.

          "Zoi Convertible Debt" means any debt of Zoi that is convertible by its terms into capital stock of Zoi.

          "Zoi Convertible Note" means each instrument that provides the terms and the obligations of the Zoi Convertible Debt.

          "Zoi Disclosure Schedules" has the meaning specified in Article
III.

          "Zoi Employee Plans" has the meaning specified in Section 3.20(a).

          "Zoi ERISA Affiliate" has the meaning specified in Section 3.20(a).

          "Zoi Financial Statements" has the meaning specified in Section
3.07(a).

          "Zoi Interim Balance Sheet" has the meaning specified in Section 3.07(a).

          "Zoi Interim Financial Statements" has the meaning specified in
Section 3.07(a).

          "Zoi Material Tangible Assets" has the meaning specified in Section 3.18(a).

          "Zoi Options" shall mean all options to purchase, acquire or otherwise receive shares of Zoi Common Stock (whether or not vested) held by current or former employees, directors or consultants of Zoi and excluding Zoi Warrants.

          "Zoi Permits" has the meaning specified in Section 3.14(a).

          "Zoi Plan Options" shall mean Zoi Options granted pursuant to the Zoi Stock Option Plan.

          "Zoi Real Property" has the meaning specified in Section 3.14(b).

"Zoi Stock Option Plan" means the 2005 Equity Incentive Plan of Zoi.

"Zoi Warrants" shall mean all warrants to purchase, acquire or otherwise receive shares of Zoi Common Stock (whether or not vested) other than Zoi Options.

                                 ARTICLE II
                                 THE MERGER

     SECTION 2.01. The Merger. At the Effective Time (as defined in Section 2.02) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of California Law and Nevada Law, Merger Sub shall be merged with and into Zoi, the separate corporate existence of Merger Sub shall cease, and Zoi shall continue as the surviving corporation after the Merger. As the surviving corporation after the Merger, Zoi is hereinafter sometimes referred to as the "Surviving Corporation."

     SECTION 2.02. Effective Time; Closing. Upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall cause the Merger to be consummated by filing Articles of Merger (the "Articles of Merger") with the Secretary of State of the State of Nevada in accordance with the relevant provisions of Nevada Law (the time of such filing (or such later time as may be agreed upon in writing by the parties hereto and specified in the Articles of Merger) being referred to herein as the "Effective Time") as soon as practicable on or after the Closing Date (as defined below). The closing of the Merger (the "Closing") shall take place at the offices of Weintraub Genshlea Chediak Law Corporation, 400 Capitol Mall, Eleventh Floor, Sacramento, California 95814, at a time and date to be specified by the parties hereto, which time and date shall be no later than the second (2nd) business day after the satisfaction or waiver of the conditions set forth in Article VIII hereof, or at such other location, time and date as the parties hereto shall mutually agree in writing (the date upon which the Closing actually occurs being referred to herein as the "Closing Date").

     SECTION 2.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Zoi and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Zoi and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 2.04.  Articles of Incorporation; Bylaws of Surviving
Corporation.

          (a) Articles of Incorporation. The Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by Nevada Law and the terms of such Articles of Incorporation; provided, however, that the name of the Surviving Corporation shall be changed to "Zoi Interactive Technologies, Inc." or some other name mutually agreed upon by the Company and Zoi.

          (b) Bylaws. The Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by Nevada Law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

     SECTION 2.05. Directors and Officers. The directors of Zoi immediately prior to the Effective Time shall continue to be the directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, and the officers of Zoi immediately prior to the Effective Time shall continue to be the officers of the Surviving Corporation immediately after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified.

     SECTION 2.06. Effect on Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Zoi, the Company, Merger Sub or the holders of any of the following securities, the following shall occur:

          (a) Conversion of Zoi Common Stock. Each share of Zoi Common Stock issued and outstanding immediately prior to the Effective Time (other than any such shares to be canceled pursuant to Section 2.06(b) or constituting Dissenting Shares (as defined and to the extent provided in Section 2.07(a)) shall be cancelled, extinguished and converted automatically into the right to receive the number of shares of Company Common Stock equal to the Exchange Ratio (such shares of Company Common Stock, and any cash paid in lieu of fractional shares pursuant to Section 2.06(e), being collectively referred to herein as the "Merger Consideration"), upon the surrender of the certificate representing such share of Zoi Common Stock in the manner provided in Section 2.08 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.10).

          (b) Cancellation of Treasury Stock. Each share of Zoi Common Stock held in the treasury of Zoi, or owned by the Company, Merger Sub or any direct or indirect Subsidiary of Zoi or the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof or consideration therefor.

          (c) Assumption of Zoi Options and Warrants. Each Zoi Option and each Zoi Warrant shall be assumed by the Company in accordance with
Article VI.

          (d) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Zoi Common Stock or Company Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Common Stock or Zoi Common Stock occurring after the date hereof and prior to the Effective Time.

          (e) Fractional Shares. No fraction of a share of Company Common Stock will be issued, but in lieu thereof each holder of shares of Zoi Common Stock who would otherwise be entitled to a fraction of a share of Company Common Stock in connection with the Merger (after aggregating all fractional shares of Company Common Stock to be received by such holder) shall receive from the Company an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the Effective Time Price.

          (f) Capital Stock of Merger Sub. Each share of Common Stock, par value $0.001 per share, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one (1) duly authorized and validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall thereafter evidence ownership of shares of capital stock of the Surviving Corporation.

          (g) Assumption of Zoi Convertible Debt. All Zoi Convertible Debt will be assumed by the Company in accordance with Article VI.

     SECTION 2.07.  Dissenting Shares.

          (a) Notwithstanding any provision of this Agreement to the contrary, but subject to Section 2.07(b), any shares of capital stock of Zoi held by a holder who has exercised dissenters' rights for such shares in accordance with Nevada Law and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters' rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Merger Consideration pursuant to Section 2.06, but the holder thereof shall only be entitled to such rights as are granted by Nevada Law. Without limiting the provisions of applicable Nevada Law, from and after the Effective Time Dissenting Shares shall not be entitled to vote or to be paid dividends or distributions declared after the Effective Time.

          (b) Notwithstanding the provisions of Section 2.07(a), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) his dissenters' rights, then, as of the later of Effective Time or the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the applicable Merger Consideration, without interest thereon, upon surrender of the certificate or certificates representing such Dissenting Shares in accordance with Section 2.08.

          (c) The Company shall give Zoi (i) prompt notice of any written demands received by the Company to make payments with respect to dissenting shares of Company Common Stock in connection with the Merger, withdrawals of such demands, and any other instruments served pursuant to California Law and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Zoi, voluntarily make any payment with respect to any such demands or offer to settle or settle any such demands.

     SECTION 2.08.  Surrender of Certificates.

          (a) Exchange Agent. Prior to the Effective Time, the Company shall select U.S. Stock Transfer Corporation or any other institution reasonably satisfactory to Zoi to act as the exchange agent (the "Exchange Agent") for the Merger.

          (b) Company to Provide Company Common Stock. Promptly following the Effective Time, the Company shall make available to the Exchange Agent for exchange in accordance with this Article II, (i) the shares of Company Common Stock issuable pursuant to Section 2.06(a) hereof in exchange for all outstanding shares of Zoi Common Stock, (ii) cash in an amount sufficient to make all cash payments required to be made pursuant to
Section 2.06(e) hereof in lieu of issuing fractional shares of Company Common Stock in connection with the Merger, and (iii) any dividends or other distributions to which holders of shares of Zoi Common Stock may be entitled pursuant to Section 2.08(d) hereof (such cash, shares of Zoi Common Stock, cash in lieu of fractional shares and dividends and such other distributions being referred to herein as the "Exchange Fund").

          (c) Exchange Procedures. Promptly following the Effective Time, the Company shall cause the Exchange Agent to mail or deliver to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Zoi Common Stock whose shares were converted into the right to receive shares of Company Common Stock pursuant to Section 2.06(a), the right to receive cash in lieu of any fractional shares pursuant to Section 2.06(e) and any dividends or other distributions pursuant to Section 2.08(d), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Company and Zoi may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration payable in respect of such Certificates and any dividends or other distributions pursuant to Section 2.08(d). Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by the Company, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor the Merger Consideration payable in respect of such Certificates and any dividends or other distributions payable pursuant to Section 2.08(d), and the Certificates so surrendered shall forthwith be cancelled. Until so surrendered, outstanding Certificates shall be deemed from and after the Effective Time, for all corporate purposes, subject to the terms of Section 2.08(d) as to the payment of dividends, to evidence only the right to receive Merger Consideration payable in respect of the shares of Zoi Common Stock formerly represented thereby pursuant to the terms of this
Article II, and any dividends or distributions payable pursuant to Section 2.08(d).

          (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Company Common Stock with a record date after the Effective Time will be paid to any holders of any unsurrendered Certificates with respect to the shares of Zoi Common Stock represented thereby until the holders of record of such Certificates shall surrender such Certificates in accordance with Section 2.08(c). Subject to applicable law, following surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest, the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such shares of Company Common Stock.

          (e) Transfers of Ownership. If any certificate for shares of Company Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition to the issuance thereof that (i) the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer, the person requesting such exchange will have paid to the Company or any agent designated by the Company any transfer or other taxes required by reason of the issuance of a certificate for shares of Company Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Company or any agent designated by it that such tax has been paid or is not payable, and (iii) the Company shall have received, as reasonably requested by the Company, (a) written assurances regarding federal and state securities law compliance and (b) written agreements requiring any transferee of such shares to be bound by any agreements with Zoi to which the transferor of such shares is bound.

          (f) No Liability. Notwithstanding anything to the contrary in this Section 2.08, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to a holder of Zoi Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (g)     Distribution of Exchange Fund to Surviving Corporation.
Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates on the date that is six (6) months after the Effective Time shall be delivered to Surviving Corporation upon demand, and any holders of shares of Zoi Common Stock prior to the Merger who have not theretofore surrendered their Certificates evidencing such shares of Zoi Common Stock for exchange pursuant to this Section 2.08 shall thereafter look for payment of the Merger Consideration payable in respect of the shares of Zoi Common Stock evidenced by such Certificates solely to the Surviving Corporation, as general creditors thereof, for any claim to the applicable Merger Consideration to which such holders may be entitled pursuant to this Article II.

     SECTION 2.09. No Further Ownership Rights in Zoi Common Stock. The Merger Consideration paid in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Zoi Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Zoi Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

     SECTION 2.10. Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Company Common Stock, cash for fractional shares, if any, as may be required pursuant to Section 2.06(i) and the cash payable in the manner specified in
Section 2.06 hereof; provided, however, that Company may, in its discretion and as a condition precedent to the issuance and payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

     SECTION 2.11. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Zoi and Merger Sub, the officers and directors of the Company and Surviving Corporation (on behalf of Merger Sub, Zoi, the Surviving Corporation or otherwise) are fully authorized to take, and will take, all such lawful and necessary action.

     SECTION 2.12. Tax Consequences. It is intended by the parties hereto that the Merger constitute a "reorganization" within the meaning of Section 368 of the Code. In accordance therewith, the parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. None of the Company, Merger Sub or Zoi shall take any action that is inconsistent with such treatment.

     SECTION 2.13.  Reincorporation Merger.

          (a) On the terms and subject to the conditions set forth in this Section 2.13, and in accordance with the California Law and the Nevada Law, including without limitation following the requisite approval by the Company's shareholders, immediately prior to the effective time, the Company shall be merged with and into CET-Nevada (the "Reincorporation Merger"), and CET-Nevada shall be the surviving corporation, and, will be referred to throughout this Agreement as the "Company." The Reincorporation Merger shall be effective as of the filing of (a) articles of merger (the "California Reincorporation Articles of Merger") executed in accordance with the relevant provisions of the California Law with the Secretary of State of the State of California, (b) articles of merger (the "Nevada Reincorporation Articles of Merger") executed in accordance with the relevant provisions of the Nevada Law with the Secretary of State of the State of Nevada, and (c) any other filings or recordings required under California Law and Nevada Law. The Reincorporation Merger shall become effective at such time as the California Reincorporation Articles of Merger are duly filed with the Secretary of State of the State of California and the Nevada Reincorporation Articles of Merger is duly filed with the Secretary of State of the State of Nevada, or at such subsequent time as the parties hereto shall agree and specify in the California Reincorporation Articles of Merger and the Nevada Reincorporation Articles of Merger (the time the Reincorporation Merger becomes effective being the "Reincorporation Effective Time").

          (b) The Reincorporation Merger shall have the effects set forth in Section 1107 of the California Law and Section 92A.250 of the Nevada law. The articles of incorporation of CET-Nevada as in effect immediately prior to the Reincorporation Effective Time shall be the articles of incorporation of the Company until thereafter changed or amended as provided therein or under the Nevada Law. The bylaws of CET-Nevada, as in effect immediately prior to the Reincorporation Effective Time, shall be the bylaws of the Company until thereafter changed or amended as provided therein or under the Nevada Law. The directors of the Company immediately prior to the Reincorporation Effective Time shall be the directors of CET-Nevada after such time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Reincorporation Effective Time shall be the officers of CET-Nevada after such time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

          (c) At the Reincorporation Effective Time, by virtue of the Reincorporation Merger and without any action on the part of the holder of any shares of common stock, no par value, of the Company ("California Common Stock"): (i) each issued and outstanding share of capital stock of California Common Stock shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of CET-Nevada Common Stock ("Nevada Common Stock"); (ii) each issued and outstanding share of common stock, par value $0.001 per share of CET-Nevada owned by the Company immediately prior to the Reincorporation Effective Time shall automatically be canceled and cease to exist and no consideration shall be delivered in exchange therefor; and (iii) each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Reincorporation Effective Time, if any, shall be converted into and shall be an identical security of CET-Nevada. The same number of shares of Nevada Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the California Common Stock so reserved as of the Reincorporation Effective Time.

          (d) The board of directors of the Company and/or CET-Nevada, or the appropriate committee(s) thereof, shall take such action as is necessary so that, at the Reincorporation Effective Time, each outstanding option to purchase shares of California Common Stock (a "California Stock Option"), whether or not vested, shall cease to represent a right to acquire shares of California Common Stock, and shall thereafter constitute an option to acquire, on the same terms and conditions as were applicable to such California Stock Option prior to the Reincorporation Effective Time, a number of shares of CET-Nevada Common Stock equal to the number of shares of California Common Stock immediately prior to the Reincorporation Effective Time. The exercise price or base price per share of Nevada Common Stock subject to any such stock option at and after the Reincorporation Effective Time shall be an amount equal to the exercise price or base price per share of California Common Stock subject to such California Stock Option prior to the Reincorporation Effective Time. The parties will make good faith efforts to make equitable adjustments to ensure that the conversions of California Stock Options contemplated by this Section 2.12(d) comply with Section 409A of the Code.

          (e) At and after the Reincorporation Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of California Common Stock, options, warrants, purchase rights or other securities of the Company, if any, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Nevada Common Stock, options, warrants, purchase rights, or other securities of CET-Nevada, if any. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to CET-Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock, options, warrants, purchase rights or other securities of CET-Nevada, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

          (f)     Notwithstanding any other provision of this Agreement, if
(i) the Company and Zoi agree that the Company Common Stock will most likely not be listed on AMEX following the Merger and (ii) Zoi instructs the Company in writing ("Reincorporation Notice") that the Company shall not consummate the Reincorporation Merger, then the Company and CET-Nevada shall not consummate the Reincorporation Merger.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF Zoi

     Zoi hereby represents and warrants to the Company and Merger Sub, subject to the exceptions disclosed in writing in the disclosure letter, dated as of the date hereof, delivered by Zoi to the Company concurrently with the execution and delivery hereof (the "Zoi Disclosure Schedules"), as follows:

     SECTION 3.01. Organization, Authority and Qualification of Zoi. Zoi is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Except as set forth in Section 3.01 of the Zoi Disclosure Schedules, Zoi is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the failure to be licensed or qualified would have a Material Adverse Effect on Zoi. Zoi is not in violation of any provision of its Articles of Incorporation or Bylaws. True and correct copies of the Articles of Incorporation and Bylaws of Zoi, each as in effect on the date hereof, have been made available or delivered by the Zoi to the Company. This Agreement has been duly executed and delivered by Zoi, and (assuming due authorization, execution and delivery by the Company, Merger Sub and CET-Nevada) this Agreement constitutes a legal, valid and binding obligation of Zoi enforceable against Zoi in accordance with its terms except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     SECTION 3.02.  Capital Stock of Zoi; Ownership of the Shares.

(a) The authorized capital stock of Zoi consists of 50,000,000 shares of Zoi Common Stock. As of the date hereof, (i) 18,620,000 shares of Zoi
Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable, (ii) 4,800,000 shares of Zoi Common Stock were reserved for issuance under the Zoi Stock Option Plan, (iii) 2,352,000 shares of Zoi Common Stock were reserved for issuance and issuable upon the exercise of outstanding Zoi Options, and (iv) 2,448,000 shares of Zoi Common Stock were available for future grant under the Zoi Stock Option Plan. None of the issued and outstanding shares of Zoi Common Stock were issued in violation of any preemptive rights. Except for the Zoi Stock Option Plan and except as disclosed in Section 3.02(a)(i) of the Zoi Disclosure Schedules, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of Zoi to which Zoi is a party or obligating Zoi to issue or sell any shares of capital stock of, or any other interest in, Zoi. There are no outstanding contractual obligations of Zoi to repurchase, redeem or otherwise acquire any shares of Zoi Common Stock or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. Except as disclosed in Section 3.02(a)(ii) of the Zoi Disclosure Schedules, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect to which Zoi is a party or bound with respect to the voting or transfer of any of Zoi Common Stock. All outstanding shares of Zoi Common Stock have been issued in compliance in all material respects with all applicable securities laws.

          (b) Except as set forth in Section 3.02(b) of the Zoi Disclosure Schedules, the stock register of Zoi accurately records: (i) the name and last known address of each owner of record of shares of capital stock of Zoi and (ii) the certificate number of each certificate evidencing shares of capital stock issued by Zoi, the number of shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation.

     SECTION 3.03.  Subsidiaries.

          (a) Section 3.03(a) of the Zoi Disclosure Schedules sets forth a true and complete list of all of Zoi's Subsidiaries, listing for each such Subsidiary its name, type of entity, the jurisdiction and date of its incorporation or organization, its authorized capital stock, partnership capital or equivalent, the number and type of its issued and outstanding shares of capital stock, partnership interests or similar ownership interests and the current ownership of such shares, partnership interests or similar ownership interests by Zoi and its Subsidiaries.

          (b) There are no other corporations, partnerships, joint ventures, associations or other similar entities in which Zoi owns, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same.

          (c) Except as set forth in Section 3.03(c) of the Zoi Disclosure Schedules, each Subsidiary of Zoi that is a corporation: (i) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, (ii) has all necessary corporate power and authority to own, operate or lease the properties and assets owned, operated or leased by such Subsidiary and to carry on its business as it has been and is currently conducted by such Subsidiary and (iii) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except for, in each of clauses (i), (ii) and (iii), such failures which, when taken together with all other such failures, would not have a Material Adverse Effect on Zoi. Each Subsidiary of Zoi is a corporation.

          (d) All the outstanding shares of capital stock of each Subsidiary of Zoi that is a corporation are validly issued, fully paid, non-assessable and free of preemptive rights and are owned by Zoi, whether directly or indirectly, free and clear of all Encumbrances.

          (e) There are no options, warrants, convertible securities, or other rights, agreements, arrangements or commitments of any character to which Zoi or any of its Subsidiaries is a party obligating Zoi or any of its Subsidiaries to issue or sell any shares of capital stock of, or any other interest in, any of Zoi's Subsidiaries.

          (f) No Subsidiary of Zoi has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its charter or by-laws (or similar organizational documents) except for such actions which, when taken together with all other such actions, would not reasonably be likely to have a Material Adverse Effect on Zoi. True and complete copies of the charter and by-laws (or similar organizational documents), in each case as in effect on the date hereof, of each of Zoi's Subsidiaries have been made available or delivered by Zoi to the Company.

          (g) There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in any Subsidiary of Zoi to which Zoi or any Subsidiary is a party or bound.

          (h) The stock register of each Subsidiary of Zoi that is a corporation accurately records: (i) the record owners of capital stock of such Subsidiary and (ii) the number of shares of capital stock issued to each such record owner and the date of issuance thereof.

     SECTION 3.04. Corporate Books and Records. Complete and accurate copies of all the minute books and of the stock register of Zoi and each of its Subsidiaries have been provided or made available by Zoi to the Company.

     SECTION 3.05. No Conflict. Subject to approval of the Merger and this Agreement by Zoi's Board of Directors and Zoi's shareholders (which at a minimum shall be provided by the written consent of the Principal Shareholder), assuming that all consents, approvals, authorizations and other actions described in Section 3.06 have been obtained and all filings and notifications listed in Section 3.06 of the Zoi Disclosure Schedules have been made, the execution, delivery and performance of this Agreement by Zoi do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of Zoi or any of its Subsidiaries, (b) conflict with or violate any Law or Governmental Order applicable to Zoi or any of its Subsidiaries (other than conflicts and violations which could not reasonably be expected to have a Material Adverse Effect on Zoi or as would occur solely as a result of the identity or the legal or regulatory status of Zoi or any of its Affiliates), or (c) except as set forth in Section 3.05(c) of the Zoi Disclosure Schedules, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) on any of the assets or properties of Zoi or its Subsidiaries pursuant to, any material note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Zoi or any of its Subsidiaries is a party or by which any of such assets or properties is bound or affected.

     SECTION 3.06. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Zoi do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except (a) as described in Section 3.06 of the Zoi Disclosure Schedules, (b) the notification requirements of the HSR Act, (c) the filing of the Articles of Merger and (d) such other consents, approvals, authorizations, orders, actions, filings and notifications the absence of which would not reasonably be expected to result in a Material Adverse Effect on Zoi.

     SECTION 3.07.  Financial Information/Books and Records.

          (a) True and complete copies of (i) the audited consolidated balance sheet of Zoi for December 31, 2005 and the related audited consolidated statements of income, retained earnings, stockholders' equity and cash flows of Zoi, together with all related notes and schedules thereto, accompanied by the reports thereon of Zoi's accountants (collectively referred to herein as the "Zoi Financial Statements") and (ii) the unaudited consolidated balance sheet of Zoi as of September 30, 2006 (the "Zoi Interim Balance Sheet"), and the related consolidated statements of income, retained earnings, stockholders' equity and cash flows of Zoi, together with all related notes and schedules thereto (collectively referred to herein as the "Zoi Interim Financial Statements") have been made available or delivered by Zoi to the Company. The Zoi Financial Statements and the Zoi Interim Financial Statement (i) were prepared in accordance with the books of account and other financial records of Zoi, (ii) present fairly in all material respects the consolidated financial condition and results of operations of Zoi and its Subsidiaries as of the dates thereof or for the periods covered thereby, (iii) have been prepared in accordance with U.S. GAAP applied on a basis consistent with the past practices of Zoi and (iv) include all material adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the consolidated financial condition of Zoi and its Subsidiaries and the results of the operations of Zoi and its Subsidiaries as of the dates thereof or for the periods covered thereby, except that the unaudited Zoi Interim Financial Statements are subject to normal and recurring year-end adjustments which are not expected to be material in amount.

          (b) The books of account and other financial records of Zoi and its Subsidiaries: (i) reflect in all material respects all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with U.S. GAAP applied on a basis consistent with the past practices of Zoi and its Subsidiaries, respectively, (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies and (iii) have been maintained in accordance with good business and accounting practices.

     SECTION 3.08. No Undisclosed Liabilities. There are no Liabilities of Zoi or any of its Subsidiaries required by U.S. GAAP to be recognized or disclosed on a consolidated balance sheet of Zoi and its Subsidiaries in the notes thereto, other than Liabilities (i) reflected or reserved against on the Zoi Interim Balance Sheet, (ii) disclosed in Section 3.08 of the Zoi Disclosure Schedules or (iii) incurred since the date of the Zoi Interim Balance Sheet in the ordinary course of business, consistent with the past practice, of Zoi and its Subsidiaries and which do not and could not reasonably be expected to have a Material Adverse Effect on Zoi.

     SECTION 3.09.  Receivables; Inventory.

          (a) Except to the extent, if any, reserved for on the Zoi Interim Balance Sheet, all Receivables reflected on the Zoi Interim Balance Sheet arose from the sale of inventory or services and in the ordinary course of business consistent with past practice and, except as reserved against on the Zoi Interim Balance Sheet, constitute, to Zoi's knowledge, only valid, undisputed claims of Zoi or its Subsidiaries, not subject to material and valid claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice. All Receivables reflected on the Zoi Interim Balance Sheet (subject to the reserve for bad debts, if any, reflected on the Zoi Interim Balance Sheet) have been collected or are or could reasonably be expected to be collectible in the normal course, without resort to litigation or extraordinary collection activity.

          (b) All of the inventories of Zoi reflected on the Zoi Interim Balance Sheet and the Zoi's books and records on the date hereof were purchased, acquired or produced in the ordinary and regular course of business and in a manner consistent with Zoi's regular inventory practices and are set forth on Zoi's books and records in accordance with the practices and principals of Zoi consistent with the method of treating said items in prior periods. The presentation of inventory on the Zoi Interim Balance Sheet conforms to U.S. GAAP and such inventory is stated at the lower of cost (determined using the first-in, first-out method) or net realizable value.

     SECTION 3.10. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the Zoi Interim Balance Sheet, except as disclosed in Section 3.10 of the Zoi Disclosure Schedules, the business of Zoi and its Subsidiaries has been conducted in the ordinary course and consistent with past practice. Except as disclosed in Section
3.10 of the Zoi Disclosure Schedules, since the date of the Zoi Interim Balance Sheet, neither Zoi nor any of its Subsidiaries has:

     (i) permitted or allowed any of the material assets or material properties (whether tangible or intangible) of Zoi or any of its Subsidiaries to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Effective Time;

     (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the Zoi Interim Balance Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the Zoi Interim Balance Sheet;

     (iii) except in the ordinary course of business consistent with past practice, made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

     (iv) redeemed any of the capital stock or declared, made or paid any dividends or distributions (whether in cash, securities or other property) to the holders of capital stock of Zoi or any of its Subsidiaries or otherwise, other than dividends, distributions and redemptions declared, made or paid by any Zoi Subsidiary solely to Zoi;

     (v) made any material changes in the customary methods of operations of Zoi or any of its Subsidiaries, including, without limitation, practices and policies relating to manufacturing, purchasing, inventories, marketing, selling and pricing;

     (vi) merged with, entered into a consolidation with or acquired an interest of 5% or more in any Person or acquired a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquired any assets material to Zoi and its Subsidiaries taken as a whole, other than in the ordinary course of business consistent with past practice;

     (vii) made any capital expenditure or commitment for any capital expenditure in excess of $250,000 individually or $3,000,000 in the aggregate;

     (viii) sold, transferred, leased, subleased, licensed or otherwise disposed of any material properties or material assets, real, personal or mixed material to Zoi and its Subsidiaries taken as a whole but excluding the sale of inventories in the ordinary course of business consistent with past practice;

     (ix) except for exercises and conversions of securities outstanding on the date of the Zoi Interim Balance Sheet and customary stock option grants (covering no greater than 300,000 shares of Zoi Common Stock) for new hires and existing employees consistent with past practice, issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, Zoi or any of its Subsidiaries;

     (x) entered into any material agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

     (xi) (A) other than as contemplated by this Agreement, granted any material increase, or announced any material increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by Zoi or any of its Subsidiaries to any of its employees, including, without limitation, any increase or change pursuant to any Zoi Employee Plan or (B) established or increased or promised to increase any benefits under any Zoi Employee Plan, in either case except as required by Law or any existing agreement and/or involving ordinary increases consistent with the past practices of Zoi or such Subsidiary;

     (xii) materially written down or materially written up (or failed to write down or write up in accordance with U.S. GAAP consistent with past practice) the value of any inventories or Receivables or revalued any assets of Zoi or any of its Subsidiaries other than in the ordinary course of business consistent with past practice and in accordance with U.S. GAAP;

     (xiii) amended, terminated, cancelled or compromised any material claims of Zoi or any of its Subsidiaries or waived any other rights of substantial value to Zoi or any of its Subsidiaries;

     (xiv) made any change in any method of accounting or accounting practice or policy used by Zoi or any Subsidiary of Zoi, other than such changes required by U.S. GAAP;

     (xv) allowed any Permit or Environmental Permit that was issued or relates to Zoi or any Subsidiary of Zoi or otherwise relates to any asset to lapse or terminate or failed to renew any such Permit or Environmental Permit or any insurance policy that is scheduled to terminate or expire within 45 calendar days of the Effective Time, except for such lapses, terminations or failures which could not reasonably be expected to have a Material Adverse Effect on Zoi;

     (xvi) materially amended, modified or consented to the termination of, any Material Zoi Contract or Zoi's or any of its Subsidiaries' rights thereunder;

     (xvii) amended or restated the Articles of Incorporation or the Bylaws (or other organizational documents) of Zoi or any of its Subsidiaries;

     (xviii) terminated, discontinued, closed or disposed of any plant, facility or other business operation, or laid off any employees (other than layoffs of less than ten (10) employees in any six-month period in the ordinary course of business consistent with past practice) or implemented any early retirement, separation or program providing early retirement window benefits within the meaning of Section 1.401(a)-4 of the Regulations or announced or planned any such action or program for the future;

     (xix) made any express or deemed election (other than an election pursuant to Section 341(f) of the Code) or settled or compromised any liability, with respect to Taxes of Zoi or any of its Subsidiaries;

     (xx) suffered any casualty loss or damage with respect to any asset which individually has a replacement cost of more than $100,000, whether or not such loss or damage shall have been covered by insurance;

     (xxi) received notice of any claim of ownership by a third party of Zoi Intellectual Property or of infringement by Zoi of any third party's Intellectual Property rights;

     (xxii) materially changed the pricing or royalties set or charged by Zoi to its customers or licensees or been the subject of a material change in pricing or royalties set or charged with regard to the licensed Zoi Intellectual Property; or

     (xxiii) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 3.10 except as is expressly contemplated by this Agreement.

     SECTION 3.11. Litigation. Except as set forth in Section 3.11 of the Zoi Disclosure Schedules (which, with respect to each Action disclosed therein, sets forth: the parties, nature of the proceeding, date and method commenced, amount of damages or other relief sought and, if applicable, paid or granted), there are no Actions by or against Zoi or any of its Subsidiaries (or by or against Zoi or any Affiliate thereof and relating to Zoi or any of its Subsidiaries), or affecting any of their material assets, pending before any Governmental Authority (or, to the knowledge of Zoi, threatened to be brought by or before any Governmental Authority) that could reasonably be expected to have a Material Adverse Effect on Zoi. None of the matters disclosed in Section 3.11 of the Zoi Disclosure Schedules has or has had a Material Adverse Effect on Zoi or could reasonably be expected to materially adversely affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.
Except as set forth in Section 3.11 of the Zoi Disclosure Schedules, none of Zoi, the Subsidiaries of Zoi nor any of their material assets are subject to any Governmental Order (nor, to the knowledge of Zoi are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has or has had a Material Adverse Effect on Zoi since the date of the Zoi Interim Balance Sheet.

     SECTION 3.12.  Certain Interests.

          (a) Except as disclosed in Section 3.12(a) of the Zoi Disclosure Schedules, no officer or director of Zoi or any Subsidiary of Zoi and no relative or spouse (or relative of such spouse) who resides with, any such officer or director:

          (i) has any material direct or indirect financial interest in any competitor, supplier or customer of Zoi or any Subsidiary of Zoi, provided, however, that the ownership of debt securities or the ownership of equity securities representing no more than ten percent of the outstanding voting power of any competitor, supplier or customer, shall not be deemed to be a "financial interest" so long as the Person owning such securities has no other material connection or relationship with such competitor, supplier or customer;

          (ii) owns, directly or indirectly, in whole or in part, or has any other material interest in any material tangible or intangible property which Zoi or any Subsidiary of Zoi uses or has used in the conduct of its business or otherwise; or

          (iii) has outstanding any material Indebtedness to Zoi or any Subsidiary of Zoi.

          (b) Except as disclosed in Section 3.12(b) of the Zoi Disclosure Schedules, neither Zoi nor any Subsidiary of Zoi has any material Liability or any other obligation of any nature whatsoever to any officer, director or shareholder of Zoi or any Subsidiary of Zoi or to any relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer, director or shareholder.

     SECTION 3.13.  Compliance with Laws.

          (a) Except as set forth in Section 3.13(a) of the Zoi Disclosure Schedules, Zoi and its Subsidiaries have each conducted and continue to conduct their business in substantial compliance with all Laws and Governmental Orders applicable to Zoi or any of its Subsidiaries or any of their material assets, and neither Zoi nor any Subsidiary of Zoi is in material violation of any such Law or Governmental Order. To the knowledge of Zoi, none of Zoi, any Subsidiary nor any officer, director, employee, agent or representative of Zoi or any Subsidiary has, on behalf of Zoi, furthered or supported any foreign boycott in violation of the Anti-Boycott laws and regulations promulgated pursuant to the Export Administration Act of 1979 (50 U.S.C.A. Appx S 2407, and regulations promulgated thereunder).

          (b) Section 3.13(b) of the Zoi Disclosure Schedules sets forth a brief description of each material Governmental Order applicable to Zoi or any Subsidiary of Zoi or any of their material assets, and no such Governmental Order has or has had a Material Adverse Effect on Zoi.

     SECTION 3.14.  Environmental and Other Permits and Licenses; Related
Matters.

          (a) Except as disclosed in Section 3.14(a)(i) of the Zoi Disclosure Schedules, Zoi and its Subsidiaries currently hold all the health and safety and other permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Authorities (collectively, "Zoi Permits"), including, without limitation, Environmental Permits, which are material to the operation of each material asset of Zoi and its Subsidiaries, and all such Zoi Permits are in full force and effect. Section 3.14(a)(ii) of the Zoi Disclosure Schedules sets forth those Zoi Permits the absence of which would have a Material Adverse Effect on Zoi. Except as disclosed in
Section 3.14(a)(iii) of the Zoi Disclosure Schedules, to Zoi's knowledge, there is no existing practice, action or activity of Zoi or any Subsidiary of Zoi and, to Zoi's knowledge, no existing condition of the assets of Zoi or any Subsidiary of Zoi which will give rise to any civil or criminal Liability under, or violate or prevent compliance with, any health or occupational safety or other applicable Law. None of Zoi or any Subsidiary of Zoi has received any notice from any Governmental Authority revoking, canceling, rescinding, materially modifying or refusing to renew any Zoi Permit or providing written notice of violations under any Law. Except as disclosed in
Section 3.14(a)(iv) of the Zoi Disclosure Schedules, Zoi and each Subsidiary of Zoi is in all material respects in compliance with the Zoi Permits and the requirements of the Zoi Permits. Section 3.14(a)(v) of the Zoi Disclosure Schedules identifies all Zoi Permits that are nontransferable or which will require the consent of any Governmental Authority in the event of the consummation of the transactions contemplated by this Agreement.

          (b) Except as disclosed in Section 3.14(b) of the Zoi Disclosure Schedules, (i) to the knowledge of Zoi, Hazardous Materials have not been treated, stored, disposed of or transported to or from, or Released on any real property owned or leased by Zoi or any of its Subsidiaries (the "Zoi Real Property") or, to the knowledge of Zoi, any property adjoining any such real property; (ii) Zoi and its Subsidiaries have disposed of all wastes, including those wastes containing Hazardous Materials, in compliance with all applicable Environmental Laws and Environmental Permits; (iii) there are no past, pending or, to Zoi's knowledge, threatened Environmental Claims against Zoi, any Subsidiary of Zoi, or any Zoi Real Property; (iv) no Zoi Real Property or, to the knowledge of Zoi, any property adjoining any Zoi Real Property, is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list of sites requiring investigation or cleanup; and (v) to Zoi's knowledge, neither the Zoi nor any Subsidiary of Zoi has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list or which is the subject of any Environmental Claim.

          (c) Except as disclosed in Section 3.14(c) of the Zoi Disclosure Schedules, to Zoi's knowledge, there are no circumstances with respect to any Zoi Real Property or other asset or the operation of Zoi's business which could reasonably be anticipated (i) to form the basis of an Environmental Claim against Zoi, any Subsidiary of Zoi or any Zoi Real Property or asset of Zoi or (ii) to cause such Zoi Real Property or asset to be subject to any restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.

     SECTION 3.15.  Material Zoi Contracts.

          (a) Section 3.15(a) of the Zoi Disclosure Schedules lists each of the following contracts and agreements (including, without limitation, oral and informal arrangements) of Zoi and its Subsidiaries (such contracts and agreements, together with all contracts and agreements listed or otherwise disclosed in Section 3.17(a) or 3.17(b) of the Zoi Disclosure Schedules to which Zoi or any of its Subsidiaries is a party and all material agreements relating to Intellectual Property set forth in Section 3.15(a) of the Zoi Disclosure Schedules, being "Material Zoi Contracts"):

          (i) each contract or agreement for the purchase of inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to Zoi or any Subsidiary of Zoi under the terms of which Zoi or any Subsidiary of Zoi: (A) is likely to pay or otherwise give consideration of more than $200,000 in the aggregate during the calendar year ended December 31, 2006 or (B) is likely to pay or otherwise give consideration of more than $500,000 in the aggregate over the remaining term of such contract;

          (ii) each contract and agreement for the sale of Inventory or other personal property or for the furnishing of services by Zoi or any Subsidiary of Zoi which: (A) is likely to involve consideration of more than $500,000 in the aggregate during the calendar year ended December 31, 2006 or (B) is likely to involve consideration of more than $2,000,000 in the aggregate over the remaining term of the contract;

          (iii) all material broker, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising contracts and agreements to which Zoi or any Subsidiary of Zoi is a party;

          (iv) all management contracts and contracts with independent contractors or consultants (or similar arrangements) to which Zoi or any Subsidiary of Zoi is a party and which are not cancelable without penalty or further payment and without more than 90 days' notice;

          (v) all contracts and agreements relating to Indebtedness in excess of $100,000 of Zoi or any Subsidiary of Zoi;

          (vi) all material contracts and agreements with any Governmental Authority to which Zoi or any Subsidiary of Zoi is a party;

          (vii) all contracts and agreements to which Zoi or any Subsidiary of Zoi is a party that limit or purport to limit the ability of Zoi or any Subsidiary of Zoi to compete in any line of business or with any Person or in any geographic area or during any period of time;

          (viii) all contracts and agreements between or among Zoi and any Affiliate of Zoi that will survive (in whole or in part) the Effective Time;

          (ix) all contracts and agreements providing for benefits under any Zoi Employee Plan, other than option agreement granted under the Zoi Stock Option Plan;

          (x) any material distribution, joint marketing or development agreement currently in force under which Zoi or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety
(90) days or less, or any material agreement pursuant to which Zoi or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Zoi or any of its Subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

          (xi) all contracts and agreements under which Zoi has obtained or will obtain Intellectual Property that is a material component of any of Zoi's products or services or that is necessary to develop, test, support, modify, maintain, reproduce, distribute, license or sell Zoi's products or provide Zoi's services;

          (xii) all contracts and agreements that in any way substantially limit or restrict or would substantially limit and restrict Zoi's or, immediately after the Effective Time, Zoi's or its subsidiaries' ability to use, modify, display, reproduce, distribute, license or sell Zoi's products or provide Zoi's services; and

          (xiii) all other contracts and agreements whether or not made in the ordinary course of business, which are material to Zoi, any Subsidiary of Zoi or the conduct of Zoi's business or the absence of which would have a Material Adverse Effect on Zoi.

          For purposes of this Section 3.15 and Sections 3.16, 3.17 and 3.18, the term "lease" shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

          (b) Except as disclosed in Section 3.15(b) of the Zoi Disclosure Schedules, each Material Zoi Contract: (i) is valid and binding on Zoi any Subsidiary of Zoi which is a party thereto and, to the knowledge of Zoi, the other parties thereto and is in full force and effect and (ii) upon consummation of the transactions contemplated by this Agreement, except to the extent that any consents set forth in Section 3.06 of the Zoi Disclosure Schedules are not obtained, shall be in full force and effect without material penalty or other material adverse consequence. Neither Zoi nor any Subsidiary of Zoi is in material breach of, or default under, any Material Zoi Contract.

          (c) Except as disclosed in Section 3.15(c) of the Zoi Disclosure Schedules, to Zoi's knowledge, no other party to any Material Zoi Contract is in material breach thereof or default hereunder.

          (d) Except as disclosed in Section 3.15(d) of the Zoi Disclosure Schedules, there is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than in the ordinary course of business consistent with past practice, any of the properties or assets of Zoi or any Subsidiary of Zoi which are material to Zoi and its Subsidiaries.

     SECTION 3.16.  Intellectual Property.

          (a) Section 3.16(a) of the Zoi Disclosure Schedules contains an accurate and complete listing setting forth (x) all registered Trademarks, Patents, Copyrights and registered Mask Works (as each such term is hereinafter defined) which are owned by Zoi or any of its Subsidiaries and
(y) all Licenses to which Zoi or any of its Subsidiaries is a party (other than shrink-wrap software and databases licensed to Zoi or to any of its Subsidiaries under nonexclusive software Licenses granted to end-user customers by third parties in the ordinary course of business of such third parties' businesses) that are material to the business and properties of Zoi or its Subsidiaries, such schedule indicating, as to each such License, whether Zoi or any of its Subsidiaries is the licensee or licensor.

          (b) Except as set forth in Section 3.16(b)(i) of the Zoi Disclosure Schedules, neither Zoi nor any of its Subsidiaries is under any obligation to pay any royalty or other compensation to any third party or to obtain any approval or consent for the use of any Intellectual Property used in or necessary for its business as currently conducted or as currently proposed to be conducted. None of the Intellectual Property owned by Zoi or by any of its Subsidiaries, or to Zoi's knowledge, licensed to Zoi or to any of its Subsidiaries, is subject to any outstanding judgment, order, decree, stipulation, injunction or charge. Except as set forth in Section 3.16(b)(ii) of the Zoi Disclosure Schedules, there is no complaint, action, suit, proceeding, hearing, investigation or demand pending or, to Zoi's knowledge, threatened, which challenges the legality, validity, enforceability, or Zoi's or any of its Subsidiaries' use or ownership of any of the Intellectual Property owned by Zoi or any of its Subsidiaries or, to Zoi's knowledge, licensed to Zoi or to any of its Subsidiaries. Neither Zoi nor any of its Subsidiaries has agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to any Intellectual Property, except as may be contained within agreements for the sale of Zoi's products in the ordinary course or the Licenses set forth in Section 3.16(a) of Zoi Disclosure Schedules.

          (c) No material breach or material default (or event which with notice or lapse of time or both would result in a material event of default) by Zoi or any of its Subsidiaries exists or has occurred under any material License or other material agreement pursuant to which Zoi or any of its Subsidiaries uses any Intellectual Property owned by a third party or has granted any third party the right to use its Intellectual Property, and the consummation of the transactions contemplated by this Agreement will not violate or conflict with or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default), result in a forfeiture under, or constitute a basis for termination of any such License or other agreement.

          (d) Zoi and its Subsidiaries own or have the right to use all items of Intellectual Property set forth in Section 3.16(a) of the Zoi Disclosure Schedules and own or have the right to use each material item of Intellectual Property necessary to provide, produce, use, sell and License the services and products currently provided, produced, used, sold and licensed by Zoi and its Subsidiaries and to conduct the business of Zoi and its Subsidiaries as presently conducted, free and clear of all Encumbrances (excluding licenses and related restrictions granted in the ordinary course), provided that Zoi makes no warranty with respect to infringement of intellectual property rights of third parties except as expressly provided in
Section 3.16(e) .

          (e) To Zoi's knowledge, except as set forth in Section 3.16(e) of the Zoi Disclosure Schedules, the conduct of Zoi's and its Subsidiaries' business, the Intellectual Property owned or used by Zoi and its Subsidiaries, and the products or services produced, sold or licensed by or under development by Zoi and its Subsidiaries do not infringe any Intellectual Property rights or any other proprietary right of any Person or give rise to any obligations to any Person as a result of co-authorship, coinventorship, or an express or implied contract for any use or transfer. Except as set forth in Section 3.16(e) of the Zoi Disclosure Schedules, Zoi and its Subsidiaries have received no notice or have any knowledge of any allegations or threats that Zoi's and its Subsidiaries' use of any of the Intellectual Property infringes upon or is in conflict with any Intellectual Property or proprietary rights of any third party, and to Zoi's knowledge, no basis exists for any such allegations or threats.

          (f) Except as set forth on Section 3.16(f) of the Zoi Disclosure Schedules, neither Zoi nor any of its Subsidiaries has sent or otherwise communicated to any other person any notice, charge, claim or assertion of any present, impending or threatened infringement by any other Person of any Intellectual Property of Zoi and its Subsidiaries or any Intellectual Property that Zoi has the right to use.

          (g) None of Zoi's and its Subsidiaries' products or services incorporate, are based upon or are derived or adapted from, any Intellectual Property of any other person in violation of any statutory or other legal obligation or any agreement to which Zoi and its Subsidiaries is a party or by which it is bound.

          (h) All of Zoi's and its Subsidiaries' Patents, Trademarks and Copyrights that are material to the conduct of Zoi's business issued by, registered with or filed with the United States Patent and Trademark Office or Register of Copyrights or the corresponding offices of other countries have been so duly registered, filed in or issued, as the case may be, have been properly maintained and renewed in all material respects in accordance with all applicable provisions of law and administrative regulations, and Zoi and its Subsidiaries, as the case may be, are the record owners thereof. Zoi and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of its trade secrets and other confidential Intellectual Property, and, to Zoi's knowledge, there have been no acts or omissions by Zoi or its Subsidiaries, the result of which would be to compromise the rights of Zoi or its Subsidiaries to apply for or enforce appropriate legal protection of such Intellectual Property.

          (i) Except as described in Section 3.16(i) of the Zoi Disclosure Schedules, substantially all of Zoi's and its Subsidiaries' employees and agents and independent contractors retained by Zoi or any of its Subsidiaries and each of Zoi's and its Subsidiaries' officers and directors has entered into a written agreement with Zoi or any of its Subsidiaries (x) providing that all of Zoi's and its Subsidiaries' Intellectual Property is confidential and proprietary to Zoi or any of its Subsidiaries, and (y) obligating the disclosure and transfer to Zoi or any of its Subsidiaries, in consideration for no more than normal salary and continued employment or consultant fees, as the case may be, of all inventions, developments and work product which during the period of his or her employment or consultancy with Zoi or any of its Subsidiaries, as the case may be, such employee, officer, director or independent contractor made or makes that related or relate to any subject matter with which such employee's, officer's, director's or independent contractor's work for Zoi or any of its Subsidiaries was concerned, or, in the case of employees, officers, agents and directors, are made during such person's period of employment (or contractual relationship) or in connection therewith. No former employees, officers, directors or independent contractors of Zoi or any of its Subsidiaries have asserted any claim, or, to Zoi's knowledge, have any, valid claim or valid right to any of Zoi's or any of its Subsidiaries' Intellectual Property used in or necessary for the conduct of Zoi's or its Subsidiaries' business as now conducted. To Zoi's knowledge, no employee, officer, agent or director of Zoi or any of its Subsidiaries is a party to or otherwise bound by any agreement with or obligated to any other Person (including, any former employer) which conflicts with any obligation or commitment of such employee to Zoi or any of its Subsidiaries under any agreement to which he or she is a party or otherwise.

          (j) Section 3.16(j) of the Zoi Disclosure Schedules identifies each person to whom Zoi or any of its Subsidiaries has sold or otherwise transferred any interest or rights to any material Intellectual Property (other than end user licenses for computer software and related documentation transferred in the ordinary course of business) or purchased rights in any Intellectual Property material to Zoi, and the date, if applicable, of each such sale, transfer or purchase.

          (k) Zoi and each of its Subsidiaries have taken reasonable steps in accordance with normal industry practice to preserve and maintain, reasonably complete notes and records (including, without limitation, drawings, flow-charts and prototypes) relating to its know-how, inventions, processes, procedures, drawings, specifications, designs, plans, written proposals, technical data, works of authorship and other proprietary technical information, sufficient to cause such proprietary information to be readily identified, understood and available.

     SECTION 3.17.  Real Property.

          (a) Zoi owns no real property, nor has it ever owned any real property except as disclosed in Section 3.17(a) of the Zoi Disclosure Schedules. Section 3.17(a) of the Zoi Disclosure Schedules sets forth a list of all real property currently leased by Zoi, the name of the lessor, the date of the lease and each amendment thereto and, with respect to any current lease, the aggregate annual rental and/or other fees payable under any such lease. To Zoi's knowledge, all such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and to Zoi's knowledge, there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default).

          (b) Zoi has good and valid title to, or, in the case of material leased properties and assets, valid leasehold interests in, all of its material tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except as reflected in the Zoi Interim Financial Statements or in Section 3.17(b) of the Zoi Disclosure Schedules and except for Permitted Encumbrances.

     SECTION 3.18.  Tangible Assets.

          (a) Except as disclosed in Section 3.18 of the Zoi Disclosure Schedules, either Zoi or a Subsidiary of Zoi, as the case may be, owns, leases or has the legal right to use all the tangible properties and assets material to the conduct of Zoi's business ("Zoi Material Tangible Assets"). Either Zoi or a Subsidiary of Zoi, as the case may be, has good title to, or, in the case of leased or subleased Zoi Material Tangible Assets, valid and subsisting leasehold interests in, all the Zoi Material Tangible Assets, free and clear of all Encumbrances, except (i) as disclosed in Section 3.17(a), 3.17(b) or 3.18 of the Zoi Disclosure Schedules and (ii) Permitted Encumbrances.

          (b) At all times since the date of the Zoi Interim Balance Sheet, Zoi has caused the Zoi Material Tangible Assets to be maintained in accordance with good business practice.

          (c) Immediately following the Effective Time, either Zoi or a Subsidiary of Zoi, as the case may be, will continue to own, pursuant to good and marketable title, or lease, under valid and subsisting leases, or otherwise retain its respective interest in the Zoi Material Tangible Assets without incurring any penalty or other adverse consequence, including, without limitation, any material increase in rentals, royalties, or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement. Immediately following the Closing, either Zoi or a Subsidiary of Zoi, as the case may be, shall own and possess all material documents, books, records, agreements and financial data of any sort used by Zoi or such Subsidiary in the conduct of Zoi's business or otherwise.

     SECTION 3.19.  Customers.  Intentionally Omitted.

     SECTION 3.20.  Employee Benefit Plans; Employment Agreements.

          (a) Section 3.20(a) of the Zoi Disclosure Schedules lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), regardless of whether ERISA is applicable thereto, all other bonus, stock option, restricted stock, stock purchase, incentive, deferred compensation, supplemental retirement, severance or termination pay, medical or life insurance, supplemental unemployment benefits, change in control, non-competition, profit-sharing, pension or retirement plans, programs, agreements or arrangements, including any employee plans or arrangements that is not subject to United States law, and any current or former employment, consulting or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of Zoi, any trade or business (whether or not incorporated) which is a member of the controlled group including Zoi or which is under common control with Zoi (an "ERISA Affiliate") within the meaning of Section 414 of the Code, or any Subsidiary of Zoi, to which Zoi, an ERISA Affiliate, or any Subsidiary of Zoi is a party, with respect to which Zoi, an ERISA Affiliate, or any Subsidiary of Zoi could have a material obligation, as well as each plan with respect to which Zoi or an ERISA Affiliate could incur material liability if such plan has been or were terminated (together, the "Zoi Employee Plans"), and a copy of each such written Zoi Employee Plan and any related trust or other funding arrangement, summary, plan description and actuarial report has been made available to the Company.

          (b) Except as set forth in Section 3.20(b) of the Zoi Disclosure Schedules, (i) none of the Zoi Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person and none of the Zoi Employee Plans is a "multiemployer plan" as such term is defined in
Section 3(37) of ERISA; (ii) there has been no transaction or failure to act with respect to any Zoi Employee Plan, which would result in any material liability of Zoi or any of its subsidiaries; (iii) all Zoi Employee Plans are in compliance in all material respects with the requirements prescribed by any and all statutes, orders, or governmental rules and regulations currently in effect with respect thereto, and Zoi and each of its subsidiaries have performed all material obligations required to be performed by them under, are not in any material respect in default under or violations of, and have no knowledge of any default or violation by any other party to, any of the Zoi Employee Plans except as to which non-compliance, non-performance or default would not result in a Material Adverse Effect on Zoi; (iv) each Zoi Employee Plan intended to qualify under Section 401(a) of the Code is the subject of a favorable determination letter from the IRS, and nothing has occurred which may reasonably be expected to impair such determination; (v) all contributions (including premiums) required to be made to any Zoi Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Zoi Employee Plan for the current plans years, and except as disclosed in Section 3.20(b) of the Zoi Disclosure Schedules, without limiting the foregoing, there are no material unfunded liabilities under any Zoi Employee Plan; (vi) with respect to each Zoi Employee Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations of Section 4043 of ERISA) nor has any event described in Section 4062, 4063 or 4041 of ERISA has occurred; and (vii) neither Zoi nor any ERISA Affiliate has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than liability for premium payments to the Pension Benefit Guaranty Corporation arising in the ordinary course).

          (c) There are no pending or, to the knowledge of Zoi, threatened litigation, suits, claims or enforcement actions against Zoi with respect to any of the Zoi Employee Plans.

          (d) Section 3.20(d) of the Zoi Disclosure Schedules sets forth a true and complete list of each current or former employee, officer, director of Zoi or any Subsidiary of Zoi or consultants, advisors or other independent contractors to Zoi or any of its subsidiaries who holds any option to purchase Zoi Common Stock as of the date hereof, together with the number of shares of Zoi Common Stock subject to such option, the date of grant of such option, the extent to which such option is vested, the option price of such option (to the extent determined as of the date hereof), whether such option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code (an "ISO"), and the expiration date of such option. All of Zoi's options are nonqualified options.

     SECTION 3.21.   Labor Matters.   There are no disputes pending or, to
the knowledge of Zoi or any of its subsidiaries, threatened, between Zoi or any of its subsidiaries and any of their respective employees, which disputes have or may have a Material Adverse Effect on Zoi; neither Zoi nor any of its subsidiaries is a party to a collective bargaining agreement or other labor contract applicable to persons employed by Zoi or its subsidiaries nor does Zoi know of any activities or proceedings of any labor union to organize any such employees; and neither Zoi nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of Zoi or any of its subsidiaries.

     SECTION 3.22. Key Employees. Section 3.22 of the Zoi Disclosure Schedules lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits paid or payable (in cash or otherwise) in 2006, the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of Zoi or any Subsidiary of Zoi whose annual compensation exceeded (or, in 2006, is expected to exceed) $150,000.

     SECTION 3.23.  Taxes.

          (a) Except as disclosed in Section 3.23 of the Zoi Disclosure Schedules, (i) all returns and reports in respect of material Taxes required to be filed with respect to Zoi and each of its Subsidiaries (including the consolidated federal income tax return of Zoi and any state Tax returns that includes Zoi or any Subsidiary of Zoi on a consolidated or combined basis) have been timely filed or are under a valid extension of time to file; (ii) all Taxes required to be shown on such returns and reports or otherwise due have been timely paid or adequate reserves for their payment have been made;
(iii) no adjustment relating to such returns has been proposed formally or informally by any Tax authority to Zoi or any Subsidiary of Zoi or representative thereof and, to the knowledge of Zoi, no basis exists for any such adjustment; (iv) there are no pending or, to the knowledge of Zoi, threatened actions or proceedings for the assessment or collection of a material amount of Taxes against Zoi or any Subsidiary of Zoi or any corporation that was included in the filing of a return with Zoi on a consolidated or combined basis; (v) there are no Tax liens on any assets of Zoi or any Subsidiary of Zoi other than liens for Taxes not yet due and payable; (vi) other than as set forth in Section 3.23(a) of the Zoi Disclosure Schedules and other than as provided in Section 6.02, neither Zoi, any Subsidiary of Zoi nor, to the knowledge of Zoi, any Affiliate of Zoi, is a party to any agreement or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code (disregarding Section 280G(b)(4) of the Code); (vii) other than as provided in Section 6.02, no acceleration of the vesting schedule for any property that is substantially unvested within the meaning of the regulations under Section 83 of the Code will occur in connection with the transactions contemplated by this Agreement; (viii) from and after June 9, 2005, Zoi and each Subsidiary has been and continues to be a member of the affiliated group (within the meaning of Section 1504(a)(1) of the Code) for which Zoi files a consolidated return as the common parent, and has not been includible in any other consolidated return for any taxable period for which the statute of limitations has not expired; (ix) neither Zoi nor any Subsidiary of Zoi has been at any time a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Tax has not expired; (x) neither Zoi nor any Subsidiary of Zoi has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; and (xi) neither Zoi nor any Subsidiary of Zoi is subject to any accumulated earnings tax or personal holding company tax.

          (b) Except as disclosed with reasonable specificity in Section 3.23(b) of the Zoi Disclosure Schedules: (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which Zoi or any Subsidiary of Zoi may be subject;
(ii) neither Zoi nor any of its Subsidiaries (A) has been or is a passive foreign investment company within the meaning of Section 1296 of the Code,
(B) has an unrecaptured overall foreign loss within the meaning of Section 904(f) of the Code or (C) has participated in or cooperated with an international boycott within the meaning of Section 999 of the Code; (iii) neither Zoi nor any Subsidiary of Zoi has any (A) income reportable for a period ending after the Effective Time but attributable to a transaction (e.g., an installment sale) occurring in or a change in accounting method made for a period ending on or prior to the Effective Time which resulted in a deferred reporting of income from such transaction or from such change in accounting method (other than a deferred intercompany transaction), (B) deferred gain or loss arising out of any deferred intercompany transaction or
(C) any excess loss account; (iv) there are no proposed reassessments of any property owned by Zoi or any Subsidiary of Zoi or other proposals that could materially increase the amount of any Tax to which Zoi or any Subsidiary of Zoi would be subject which could reasonably be expected to have a material Adverse Effect; (v) neither Zoi nor any of its Subsidiaries is obligated under any agreement with respect to industrial development bonds or similar obligations, with respect to which the excludability from gross income of the holder for federal income tax purposes could be affected by the transactions contemplated hereunder; and (vi) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect Zoi or a Subsidiary of Zoi.

          (c) (i) Section 3.23 of the Zoi Disclosure Schedules lists all income, franchise and similar tax returns (federal, state, local and foreign) filed with respect to each of Zoi and its Subsidiaries for taxable periods ended on or after December 31, 2003, indicates for which jurisdictions Returns have been filed on the basis of a unitary group, indicates the most recent income, franchise or similar tax return for each relevant jurisdiction for which an audit has been completed or the statute of limitations has lapsed and indicates all tax returns that currently are the subject of audit;
(ii) Zoi has made available to the Company correct and complete copies of all federal, state and foreign income, franchise and similar tax returns, examination reports, and statements of deficiencies assessed against or agreed to by Zoi or any of its Subsidiaries since December 31, 2003; and
(iii) Zoi has made available to the Company a true and complete copy of any tax-sharing or allocation agreement or arrangement involving Zoi or any of its Subsidiaries.

     SECTION 3.24. Insurance. Section 3.24 of the Zoi Disclosure Schedules lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Zoi. There is no material claim by Zoi pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies and bonds. All premiums due and payable under all such policies and bonds have been paid and Zoi is otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Zoi has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

     SECTION 3.25. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Zoi except as listed on Section 3.25 of the Zoi Disclosure Schedules.

     SECTION 3.26. Approval Requirements. The only actions by the shareholders of Zoi necessary to approve this Agreement and the transactions contemplated by this Agreement are the approval of a majority of the outstanding shares of Zoi Common Stock. The approval of this Agreement and the transactions contemplated hereby by all of the shares of Zoi Common Stock owned by the Principal Shareholder (the "Principal Shareholder Approval") will be sufficient to satisfy the required actions described in clauses of the immediately preceding sentence. The Principal Shareholder has provided, or will prior to the Effective Time provide, the Principal Shareholder Approval by written consent pursuant to the Articles of Incorporation and Bylaws of Zoi and to Nevada Law.

                                   ARTICLE IV
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY, MERGER SUB AND CET-NEVADA

     The Company, Merger Sub and CET-Nevada hereby jointly and severally represent and warrant to Zoi, subject to the exceptions disclosed in writing in the disclosure letter, dated as of the date hereof, delivered by the Company, Merger Sub and CET-Nevada to Zoi concurrently with the execution and delivery hereof (the "Company Disclosure Schedules"), as follows:

     SECTION 4.01. Organization and Good Standing. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to conduct business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to have a Material Adverse Effect on the Company.

     SECTION 4.02. Charter Documents. The Company has delivered or made available to Zoi a true and complete copy of the Articles of Incorporation and Bylaws of the Company and similar governing charter instruments of each of its Subsidiaries, each as amended to date, and each such instrument is in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent governing charter instruments.

     SECTION 4.03.  Capital Structure.

          (a) As of the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 5,000,000 shares of Preferred Stock, no par value per share (the "Company Preferred Stock"). As of the date hereof, (i) 5,554,489 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) no shares of Company Common Stock were held in treasury by the Company or its Subsidiaries, (iii) 52,500 shares of Company Common Stock were reserved for issuance under the Company Stock Option Plan, (iv) 52,500 shares of Company Common Stock were reserved for issuance and issuable upon the exercise of outstanding Company Plan Options, (v) no shares of Company Common Stock were available for future grant under the Company Stock Option Plan (vi) 20,000 shares were reserved for issuance and issuable upon exercise of outstanding Company Non-Plan Options, and (vii) no shares of Company Common Stock were reserved for issuance and issuable upon the exercise of outstanding Company Warrants. Except as set forth in the preceding sentence, as of the date hereof, the Company has no shares of capital stock outstanding or securities exercisable or convertible into shares of capital stock of the Company outstanding. As of the date hereof, no shares of Company Preferred Stock were issued or outstanding. There are not any notes or other indebtedness or securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company shareholders may vote.
Section 4.03(a) of the Company Disclosure Schedules sets forth the following information with respect to each Company Stock Option and Company Warrant outstanding as of the close of business on the date hereof: (i) the name and address of the optionee or warrant holder, as applicable; (ii) whether such security is a Company Plan Option, a Company Non-Plan Option or a Company Warrant; (iii) the number of shares of Company Common Stock subject to such securities; (iv) the exercise price of such securities; (v) the dates on which such securities were granted; (vi) the applicable vesting schedule; and
(vii) the dates on which such securities expire. The Company has made available to Zoi accurate and complete copies of (i) the Company Stock Option Plan and the form of all stock option agreements evidencing Company Plan Options and (ii) forms of each Company Non-Plan Option and Company Warrant. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the vesting of any Company Stock Option or Company Warrant as a result of the Merger or the transactions contemplated hereby.

          (b) Except for securities the Company owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one (1) or more Subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any Subsidiary of the Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 4.03(a) of the Company Disclosure Schedules, as of the date hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which it is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Except as set forth in
Section 4.03(b) of the Company Disclosure Schedules, as of the date of this Agreement, there are no registration rights and there is, except for the Voting Agreement, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company or any of its Subsidiaries is a party or by which they are bound with respect to any equity security of any class of the Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

     SECTION 4.04. Subsidiaries. Section 4.04 of the Company Disclosure Schedules contains a complete and accurate list of each Subsidiary of the Company, indicating the jurisdiction of incorporation of each such Subsidiary and the Company's equity interest therein.

     SECTION 4.05. Authority. The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by the Company and CET-Nevada of this Agreement, the performance by the Company and CET-Nevada of their obligations hereunder, and the consummation by the Company and CET-Nevada of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company and CET-Nevada, subject only to the approval and adoption of this Agreement and the approval of the Merger and the Reincorporation Merger by the shareholders of the Company pursuant to California Law. A vote of the holders of at least a majority of the outstanding shares of the Company Common Stock is required for the shareholders of the Company to approve and adopt this Agreement and approve the Merger and the Reincorporation Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by Zoi, constitute the valid and binding obligations of the Company, Merger Sub and CET-Nevada, enforceable in accordance with their respective terms, subject to (i) the effect of any applicable Laws of general application relating to bankruptcy, reorganization, insolvency, moratorium or other similar Laws affecting creditors' rights and the relief of debtors generally, and (ii) the effect of rules of law and general principles of equity, including, without limitation, rules of law and general principal of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 4.06. Conflicts. The execution and delivery of this Agreement by the Company and CET-Nevada do not, and the performance by the Company of their obligations hereunder and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company or the equivalent organizational documents of any of its Subsidiaries, (ii) subject to obtaining the approval and adoption of this Agreement and the approval of the Merger by the shareholders of the Company or CET-Nevada as contemplated herein and obtaining the consents, approvals, orders and authorizations, and making the registrations, declarations and filings, described in Section 4.07 hereof, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or require consent under, or impair rights of the Company or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Encumbrance on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties and assets are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect would not, in the case of clauses (ii) or
(iii) above, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or have a material adverse affect on the ability of the Company or CET-Nevada to consummate the transactions contemplated hereby.

     SECTION 4.07. Consents. Except as set forth in Section 4.07 of the Company Disclosure Schedule, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to the Company or CET-Nevada in connection with the execution and delivery by the Company and CET-Nevada of this Agreement, the performance by the Company and CET-Nevada of their obligations hereunder, or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing of the Nevada Reincorporation Articles of Merger and the Articles of Merger with the Secretary of State of the State of Nevada, (ii) the filing of the California Reincorporation articles of Merger with the Secretary of State of California, (iii) the filing of the Proxy Statement (as defined below) with the SEC in accordance with the Exchange Act, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the HSR Act and the laws of any foreign country, and (vi) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect on the Company or Zoi or have a material adverse effect on the ability of the parties to consummate the Merger and the other transactions contemplated by this Agreement in a timely manner.

     SECTION 4.08.  SEC Filings; Financial Statements.

          (a) SEC Filings. The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the SEC since January 1, 2003. The Company has made available to Zoi all such registration statements, prospectuses, reports, schedules, forms, statements and other documents in the form filed with the SEC that are not publicly available through the SEC's EDGAR database. All such required registration statements, prospectuses, reports, schedules, forms, statements and other documents are referred to herein as the "Company SEC Reports." As of their respective dates, the Company SEC Reports complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports. The Company SEC Reports did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's Subsidiaries is required to file any forms, reports or other documents with the SEC. The Company has previously furnished to Zoi a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act. As of the date hereof, there are no unresolved comments issued by the staff of the SEC with respect to any of the Company SEC Reports.

          (b) Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (as amended prior to the date of this Agreement) (the "Company Financials"): (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with U.S. GAAP (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-QSB, 8-K or any successor form under the Exchange Act), and (iii) fairly presented, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated (subject, in the case of unaudited statements, to normal year-end audit adjustments, as permitted by U.S. GAAP and the applicable rules and regulations promulgated by the SEC, which are not expected to be material in amount). The balance sheet of the Company contained in the Company SEC Reports as of September 30, 2006, is hereinafter referred to as the "Company Balance Sheet." Other than Liabilities (A) disclosed in the Company Financials or (B) incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice, neither the Company nor any of its Subsidiaries has any Liabilities (absolute, accrued, contingent or otherwise) of a nature required by U.S. GAAP to be disclosed on a consolidated balance sheet or in the notes thereto which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-B promulgated by the SEC).

          (c) Internal Controls and Procedures. The Company has established and maintains disclosure controls and procedures and internal control over financial reporting, as such terms are defined in, and as required by, Rules 13a-15 and 15d-15 under the Exchange Act. The Company's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Company's management has began its assessment of the effectiveness of the Company's system of internal control over financial reporting for purposes of the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2007. As of the date hereof, there is no reason to believe that Company's outside auditors and its principal executive officer and principal financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Sections 302, 404 and 906 of the Sarbanes-Oxley Act, without qualification (except to the extent expressly permitted by such rules and regulations), when next due. The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC. The Company and each of its Subsidiaries has established and maintains, adheres to and enforces a system of internal controls over financial reporting, which are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements (including the Company Financials) for external purposes in accordance with U.S. GAAP, including policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of management and the Board of Directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements of the Company and its Subsidiaries. To the knowledge of the Company, since the date of the Company's most recent Form 10-QSB filed with the SEC, neither the Company nor any of its Subsidiaries (including any employee of the Company or the Company's Subsidiaries, nor the Company's independent auditors has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company and its Subsidiaries, (B) any fraud, whether or not material, that involves the Company's management or other Employees), or (C) any claim or allegation regarding any of the foregoing. In connection with the periods covered by the Company Financials, the Company has disclosed to Zoi all deficiencies and weaknesses identified in writing by the Company or the Company's independent auditors (whether current or former) in the design or operation of internal controls over financial reporting utilized by the Company and its Subsidiaries.

          (d) Sarbanes-Oxley Act; AMEX. Except as disclosed in Section 4.08(d) of the Company Disclosure Schedule, the Company is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of AMEX. AMEX has informed the Company that no evaluations or opinions regarding the terms of the Merger will be required by AMEX in order to make their determination of whether the Company Common Stock will continue to be listed and trading on AMEX following the Effective Time.

     SECTION 4.09. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the Company Balance Sheet, except as disclosed in Section 4.09 of the Company Disclosure Schedules, the business of the Company and its Subsidiaries has been conducted in the ordinary course and consistent with past practice and there has not been any event, occurrence or condition that has had, or would reasonably be expected to have, a Material Adverse Effect on the Company. Except as disclosed in
Section 4.09 of the Company Disclosure Schedules, since the date of the Company Balance Sheet, neither the Company nor any of its Subsidiaries has:

     (i) permitted or allowed any of the material assets or material properties (whether tangible or intangible) of the Company or any of its Subsidiaries to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Effective Time;

     (ii) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the Company Balance Sheet and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the Company Balance Sheet;

     (iii) made any loan to, guaranteed any Indebtedness of or otherwise incurred any Indebtedness on behalf of any Person;

     (iv) declared, set aside or paid any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the capital stock of the Company or any of its Subsidiaries, or purchased, redeemed or otherwise acquired any capital stock of the Company or any other securities of the Company or any of its Subsidiaries, or granted any options, warrants, calls or rights to acquire any shares of capital stock of the Company or any other securities of the Company or its Subsidiaries;

     (v) made any material changes in the customary methods of operations of the Company or any of its Subsidiaries, including, without limitation, practices and policies relating to manufacturing, purchasing, inventories, marketing, selling and pricing;

     (vi) merged with, entered into a consolidation with or acquired an interest of 5% or more in any Person or acquired a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquired any assets material to the Company and its Subsidiaries taken as a whole, other than in the ordinary course of business consistent with past practice;

     (vii) made any capital expenditure or commitment for any capital expenditure in excess of $5,000 individually or $10,000 in the aggregate;

     (viii) sold, transferred, leased, subleased, licensed or otherwise disposed of any material properties or material assets, real, personal or mixed material to the Company or its Subsidiaries taken as a whole;

     (ix) entered into any material agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person);

     (x) granted any increase in compensation or fringe benefits to any employee of the Company or Subsidiary of the Company, or paid any bonus to any employees of the Company or its Subsidiaries, or granted any increase in severance or termination pay to any employees of the Company or its Subsidiaries, or entered into any currently effective employment, severance, termination or indemnification agreement or any agreement with any employees of the Company or its Subsidiaries (or former employees) the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement;

     (xi) materially written down or materially written up (or failed to write down or write up in accordance with U.S. GAAP consistent with past practice) the value of any inventories or Receivables or revalued any assets of the Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice and in accordance with U.S. GAAP;

     (xii) amended, terminated, cancelled or compromised any material claims of the Company or any of its Subsidiaries or waived any other rights of substantial value to the Company or any of its Subsidiaries;

     (xiii) made any change in any method of accounting or accounting practice or policy used by the Company or any Subsidiary of the Company, other than such changes required by U.S. GAAP;

     (xiv) allowed any Company Permit or Environmental Permit that was issued or relates to the Company or any Subsidiary of the Company or otherwise relates to any asset to lapse or terminate or failed to renew any such Company Permit or Environmental Permit or any insurance policy that is scheduled to terminate or expire within 45 calendar days of the Effective Time, except for such lapses, terminations or failures which could not reasonably be expected to have a Material Adverse Effect on the Company;

     (xv) materially amended, modified or consented to the termination of, any Material Company Contract or the Company's or any of its Subsidiaries' rights thereunder;

     (xvi) amended or restated the Articles of Incorporation or the Bylaws (or other organizational documents) of the Company or any of its Subsidiaries;

     (xvii) terminated, discontinued, closed or disposed of any plant, facility or other business operation, or laid off any employees (other than layoffs of less than ten (10) employees in any six-month period in the ordinary course of business consistent with past practice) or implemented any early retirement, separation or program providing early retirement window benefits within the meaning of Section 1.401(a)-4 of the Regulations or announced or planned any such action or program for the future;

     (xviii) made any express or deemed election (other than an election pursuant to Section 341(f) of the Code) or settled or compromised any liability, with respect to Taxes of the Company or any of its Subsidiaries;

     (xix) suffered any casualty loss or damage with respect to any asset which individually has a replacement cost of more than $10,000, whether or not such loss or damage shall have been covered by insurance;

     (xx) received notice of any claim of ownership by a third party of the Company Intellectual Property or of infringement by the Company of any third party's Intellectual Property rights;

     (xxi) materially changed the pricing or royalties set or charged by the Company to its customers or licensees or been the subject of a material change in pricing or royalties set or charged with regard to the licensed Intellectual Property;

     (xxii) split, combined or reclassified any capital stock of the Company or any of its Subsidiaries; or

     (xxiii) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 4.09 except as is expressly contemplated by this Agreement.

     SECTION 4.10.  Taxes.

          (a) The Company and each of its Subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Company Returns") relating to Taxes required to be filed by the Company and each of its Subsidiaries with any Tax authority, except such Returns which are not material to the Company. The Company and each of its Subsidiaries have paid all Taxes shown to be due on such Returns.

          (b) As of the Effective Time, Company and each of its Subsidiaries will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not material to the Company.

          (c) Neither the Company nor any of its Subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries executed any unexpired waiver of any statute of limitations on, or extending the period for, the assessment or collection of any Tax.

          (d) No audit or other examination of any Return of the Company or any of its Subsidiaries by any Tax authority is presently in progress, nor has the Company or any of its Subsidiaries been notified of any request for such an audit or other examination.

          (e) No adjustment relating to any Returns filed by the Company or any of its Subsidiaries has been proposed in writing formally or informally by any Tax authority to the Company or any of its Subsidiaries or any representative thereof.

          (f) Neither the Company nor any of its Subsidiaries has any Liability for any material unpaid Taxes which have not been accrued for or reserved on the Company Balance Sheet in accordance with U.S. GAAP, which is material to the Company, other than any Liability for unpaid Taxes that may have accrued since the date of the Company Balance Sheet in connection with the operation of the business of the Company and its Subsidiaries in the ordinary course.

          (g) There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party as of the date of this Agreement (including, without limitation, this Agreement), covering any employee or former employee of the Company or any of its Subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

          (h) Neither the Company nor any of its Subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have
Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company or any of its Subsidiaries.

          (i) Neither the Company nor any of its Subsidiaries is party to or has any obligation under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

          (j) None of the assets of the Company or any of its Subsidiaries are tax exempt use property within the meaning of Section 168(h) of the Code.

     SECTION 4.11.  Intellectual Property

          (a) For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
"Company Intellectual Property" means any Intellectual Property that is owned by, or licensed to, the Company or any of its Subsidiaries other than Intellectual Property widely available through regular commercial distribution channels at a cost not exceeding Two Thousand Dollars ($2,000) on standard terms and conditions.

"Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, the Company or any of its Subsidiaries.

          (b) Section 4.11(b)(i) of the Company Disclosure Schedules contains a complete and accurate list of all Company Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered. Section 4.11(b)(ii) of the Company Disclosure Schedules contains a list of the Company Intellectual Property.

          (c) No Company Intellectual Property or product or service of the Company or any of its Subsidiaries is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property.

          (d) The Company owns and has good and exclusive title to, or has a valid license to (sufficient for the conduct of its business as currently conducted and as proposed to be conducted), each material item of Company Intellectual Property or other Intellectual Property used by the Company free and clear of any Encumbrance (excluding licenses and related restrictions granted in the ordinary course), and the Company is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of the Company and its Subsidiaries, including the sale of any products or the provision of any services by the Company and its Subsidiaries.

          (e) The Company owns exclusively, and has good title to, all copyrighted works that are the Company products or which the Company or any of its Subsidiaries otherwise expressly purports to own.

          (f) To the extent that any material Intellectual Property has been developed or created by a third party for the Company or any of its Subsidiaries, the Company has a written agreement with such third party with respect thereto and the Company thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

          (g) Neither the Company nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Company Intellectual Property, to any third party.

          (h) To the knowledge of the Company, the operation of the business of the Company and its Subsidiaries as such business is currently conducted, including the Company's and its Subsidiaries' design, development, manufacture, marketing and sale of the products or services of the Company and its Subsidiaries (including products currently under development) has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to the knowledge of the Company, constitute unfair competition or trade practices under the laws of any jurisdiction.

          (i) Neither the Company nor any of its Subsidiaries has received notice from any third party that the operation of the business of the Company or any of its Subsidiaries or any act, product or service of the Company or any of its Subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (j) To the knowledge of the Company, no person has or is infringing or misappropriating any Company Intellectual Property.

          (k) The Company and each of its Subsidiaries has taken reasonable steps to protect the rights of the Company and its Subsidiaries in their confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to the Company or any of its Subsidiaries.

     SECTION 4.12.  Compliance; Permits; Restrictions.

          (a) Neither the Company nor any of its Subsidiaries is, in any material respect, in conflict with, or in default or violation of (i) any Law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties and assets are bound or affected. To the knowledge of the Company, no investigation or review by any Governmental Authority is pending or threatened against the Company or its Subsidiaries, nor has any Governmental Authority indicated an intention to conduct the same. There is no material agreement, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of material property by the Company or any of its Subsidiaries or the conduct of business by the Company and any of its Subsidiaries as currently conducted.

          (b) The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Authorities which are material to the operation of the business of the Company (collectively, the "Company Permits"). The Company and its Subsidiaries are in compliance in all material respects with the terms of the Company Permits.

     SECTION 4.13. Litigation. Except as set forth in Section 4.13 of the Company Disclosure Schedule, as of the date hereof, there are no Actions pending, or as to which the Company or any of its Subsidiaries has received any notice of assertion nor, to the knowledge of the Company, is there a threatened Action against the Company or any of its Subsidiaries or affecting any of its assets which would reasonably be expected to have a Material Adverse Effect on the Company, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by this Agreement.

     SECTION 4.14. Brokers' and Finders' Fees. The Company has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, the Merger or any other transactions contemplated by this Agreement.

     SECTION 4.15.  Employee Benefit Plans.

          (a) Section 4.15(a) of the Company Disclosure Schedules contain a complete and accurate list of all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments, agreements or other arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" within the meaning of
Section 3(3) of ERISA) covering any active or former employee, director or consultant of the Company ("Company Employee" which shall for this purpose mean an employee of the Company or a Code Affiliate of the Company), any Subsidiary of the Company, or with respect to which the Company has or, to its knowledge, may in the future have Liability (collectively, the "Company Plans"). The Company has provided or will make available to Zoi prior to the
Closing: (i) true and complete copies of all documents embodying each Company Plan including, without limitation, all amendments thereto, all trust documents related thereto, and all material written agreements and contracts relating to each such Company Plan; (ii) the most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Plan;
(iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Plan; (iv) all IRS determination, opinion, notification and advisory letters relating to each Company Plan; (v) all material correspondence to or from any Governmental Authority relating to each Company Plan; (vi) all forms and related notices required under the COBRA; (vii) the most recent discrimination tests for each Company Plan; (viii) the most recent actuarial valuations, if any, prepared for each Company Plan; (ix) if the Company Plan is funded, the most recent annual and periodic accounting of the Company Plan assets; and (x) all communication to Company Employees relating to any Company Plan and any proposed Company Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules, or other events which would result in any material liability to the Company or any Code Affiliate.

          (b) Each Company Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all Laws, including, without limitation, ERISA and the Code, which are applicable to such Company Plans. No Action (excluding claims for benefits incurred in the ordinary course of Company Plan activities) has been brought, or to the knowledge of the Company, is threatened, against or with respect to any Company Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by the IRS or the DOL with respect to any Company Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Company Plans have been timely made or accrued. Any Company Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. To the knowledge of the Company, no condition or circumstance exists giving rise to a material likelihood that any such Company Plan would not be treated as qualified by the IRS. The Company does not have any plan or commitment to establish any new Company Plan, to modify any Company Plan (except to the extent required by applicable Law or to conform any such Company Plan to the requirements of any applicable Law, in each case as previously disclosed to Zoi in writing, or as required by the terms of any Company Plan or this Agreement), or to enter into any new Company Plan. Each Company Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Zoi, the Company or any of its Code Affiliates (other than ordinary administration expenses).

          (c) Neither the Company, any of its Subsidiaries, nor any of their Code Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has the Company contributed to or been requested to contribute to any "multiemployer plan," as such term is defined under ERISA. Neither the Company, any of its Subsidiaries, nor any officer or director of the Company or any of its Subsidiaries is subject to any material Liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. No "prohibited transaction," within the meaning of
Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code and Section 408 of ERISA, has occurred with respect to any Company Plan which could subject the Company or its Affiliates to material Liability.

          (d) None of the Company Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable Law, and neither the Company nor any of its Subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any Company Employee, former employee, director, consultant or other person, except to the extent required by applicable Law.

          (e) Neither the Company nor any of its Subsidiaries is bound by or subject to (and none of its respective properties or assets is bound by or subject to) any arrangement with any labor union. No employee of the Company or any of its Subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of the Company, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of the Company, threatened labor dispute involving the Company or any of its Subsidiaries and any group of its employees nor has the Company or any of its Subsidiaries experienced any labor interruptions over the past three (3) years, and the Company and its Subsidiaries consider their relationships with their employees to be good. The Company is in compliance in all material respects with all applicable material Laws respecting employment, employment practices, terms and conditions of employment and wages and hours.

          (f) Neither the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, nor the consummation by the Company of the transactions contemplated hereby will
(i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director or Company Employee or any of its Subsidiaries under any Company Plan or otherwise, (ii) increase any benefits otherwise payable under any Company Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits. Section 4.15(f) of the Company Disclosure Schedules contains a list of all current Company employees and their respective compensation. The Company has provided Zoi with true, accurate and complete copies of all (i) employment and consulting agreements with respect to the Company's current employees and consultants and (ii) outstanding employment offer letters. No employee, director, consultant or independent contractor is entitled to severance, bonus, or any other payment upon termination of such party's employment, consulting or independent contractor relationship with the Company or any extraordinary payment upon a change of control of the Company. Except as disclosed in Section 4.15(f) of the Disclosure Schedule, all employees, consultants and independent contractors provide such employment, consulting or independent contractor services to the Company on an "at will" basis.

     SECTION 4.16.  Title to Properties.

          (a) Leases. Section 4.16(a) of the Company Disclosure Schedules sets forth a list of all material real property leases to which the Company or any of its Subsidiaries is a party or by which any of them is bound (each, a "Company Lease"). No party has a right to occupy any of the premises subject to a Company Lease ("Company Leased Property") except for the Company or its Subsidiaries. The Company has made available to Zoi a true and complete copy of each Company Lease.

          (b) Properties. Section 4.16(b) of the Company Disclosure Schedules sets forth a list of all real property owned by the Company or any of its Subsidiaries (the "Company Owned Property" and collectively with the Company Leased Property, the "Company Real Property"). With respect to the Company Owned Property, the Company has made available to Zoi copies of the deeds and other instruments (as recorded) by which the Company or any of its Subsidiaries acquired such parcel of property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of the Company or any of its Subsidiaries relating thereto. Except as would not materially and adversely affect the ability of the Company or Subsidiary to operate its business as now being conducted, there are no structural, electrical, mechanical, plumbing, roof, paving or other defects in any improvements located on any of the Company Owned Property. There are no pending, or, to the knowledge of the Company, threatened condemnation or eminent domain actions or proceedings, or any special assessments or other activities of any public or quasi-public body that are reasonably likely to adversely affect the Company Real Property.

          (c) Valid Title. The Company and each of its Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business that are material to the Company and its Subsidiaries, taken as a whole, free and clear of any Encumbrances, except for (i) Encumbrances imposed by law in respect of obligations not yet due which are owed in respect of Taxes, (ii) Encumbrances listed in Section 4.16(c) of the Company Disclosure Schedule or
(iii) Encumbrances which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

     SECTION 4.17. Environmental Matters. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:

          (a) except as set forth in Section 4.17(a) of the Company Disclosure Schedules, no underground storage tanks and no amount of any Hazardous Material are present as a result of the actions of the Company or any of its Subsidiaries or any affiliate of the Company, or, to the knowledge of the Company, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its Subsidiaries has at any time owned, operated, occupied or leased;

          (b) neither the Company nor any of its Subsidiaries has disposed of, transported, stored, sold, used, released, generated, exposed its Employees or others to, or distributed, manufactured, sold, transported or disposed of any product containing a Hazardous Material (collectively "Hazardous Material Activities") in violation of any Environmental Law;

          (c) no action or proceeding is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries arising out of Environmental Laws;

          (d) neither the Company nor any of its Subsidiaries has entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other party with respect to liabilities arising out of any Environmental Laws or the Hazardous Materials Activities of the Company or any of its Subsidiaries; and

     SECTION 4.18.  Agreements, Contracts and Commitments.

          (a) Except as set forth in Section 4.18 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or is bound by:

               (i) any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of the Board of Directors of the Company, other than those that are terminable by the Company or any of its Subsidiaries on no more than thirty (30) days' notice without Liability or financial obligation to the Company;

               (ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

               (iii)     any agreement of indemnification or any guaranty;

               (iv) any agreement, contract or commitment containing any covenant limiting in any respect the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

               (v) any agreement, contract or commitment currently in force relating to the disposition or acquisition by the Company or any of its Subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which the Company has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than its Subsidiaries;

               (vi) any dealer, distributor, joint marketing or development agreement currently in force under which the Company or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which the Company or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by the Company or any of its Subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

               (vii) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any the Company product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any the Company products, service or technology except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon notice of ninety
(90) days or less and substantially in the form previously provided to Zoi;

               (viii) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit; or

               (ix) any other agreement, contract or commitment that (i) involves the receipt of, or Liabilities to make, payments in excess of Ten Thousand Dollars ($10,000) or (ii) has a term of greater than one (1) year.

          (b) Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound that are required to be disclosed in the Company Disclosure Schedules pursuant to this Agreement (any such agreement, contract or commitment, a "Material Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

     SECTION 4.19. The Proxy Statement; Other Filings. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement shall, on the date the Proxy Statement is first mailed to the shareholders of the Company, at the time of the Company Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting which has become false or misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Zoi which is contained in any of the foregoing documents.

     SECTION 4.20. Board Approval. The Board of Directors of the Company has, as of the date of this Agreement, (i) determined that the Merger is fair to, advisable and in the best interests of the Company and its shareholders,
(ii) duly approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) determined to recommend that the shareholders of the Company approve and adopt this Agreement and approve the Merger.

     SECTION 4.21. State Takeover Statutes. No "fair price," "business combination," "moratorium," "control share acquisition" or other similar antitakeover statute is applicable to the Merger, this Agreement and the transactions contemplated hereby, except for such statutes or regulations as to which all necessary action has been taken by the Company and its Board of Directors, to permit the consummation of the Merger in accordance with the terms hereof.

     SECTION 4.22. Transactions with Affiliates. Since the date the Company filed with the SEC Amendment No. 1 to its Annual Report on Form 10-KSB for the year ended December 31, 2005, no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-B promulgated by the SEC.

     SECTION 4.23. Insurance. The insurance policies covering the Company, its Subsidiaries or any of their respective employees, properties or assets, including policies of life, property, fire, workers' compensation, products liability, directors' and officers' liability and other casualty and liability insurance are set forth on Section 4.23 of the Company Disclosure Schedule. All such insurance policies are in full force and effect, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect on the Company. There is no material claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies and there has been no threatened termination of, or material premium increase with respect to, any such policies.

                                  ARTICLE V
                      CONDUCT PRIOR TO THE CLOSING DATE

     SECTION 5.01.  Conduct of Business.

          (a)  The Company covenants and agrees that, except as described in
Section 5.01(a) of the Company Disclosure Schedules or as otherwise permitted by this Agreement (and subject to the limitations on conduct set forth in this Section 5.01), between the date hereof and the earlier to occur of the termination of this Agreement pursuant to its terms or the Effective Time, none of the Company or any of its Subsidiaries shall conduct their business other than in the ordinary course and consistent with the Company's and such Subsidiary's prior practice. Without limiting the generality of the foregoing, except as described in Section 5.01(a) of the Company Disclosure Schedules, the Company shall, and shall cause each of its Subsidiaries to,
(i) continue its advertising and promotional activities, and pricing and purchasing policies, in accordance with past practice; (ii) not shorten or lengthen the customary payment cycles for any of its payables or receivables;
(iii) use its reasonable efforts to (A) preserve intact its business organizations and the business organization of the Company's business, (B) keep available to the Company the services of the employees of the Company and each of its Subsidiaries, (C) continue in full force and effect without material modification all existing policies or binders of insurance currently maintained in respect of the Company or its Subsidiaries, business or assets and (D) preserve its current relationships with its customers, suppliers and other persons with which it has significant business relationships; (iv) exercise, but only after notice to Zoi and receipt of Zoi's prior written approval, any rights of renewal pursuant to the terms of any of the leases or subleases which by their terms would otherwise expire; (v) not make an offer of employment to any Person without the approval of Zoi and (vi) not engage in any practice, take any action, fail to take any action or enter into any transaction with knowledge that it would or could reasonably be expected to cause any representation or warranty of the Company to be untrue in any material respect or result in a material breach of any covenant made by the Company in this Agreement.

          (b) Except as described in Section 5.01(b) of the Company Disclosure Schedules, the Company covenants and agrees that, prior to the Effective Time, without the prior written consent of Zoi, neither the Company nor any of its Subsidiaries will do any of the things enumerated in the second sentence of Section 4.09 (including, without limitation, clauses (i) through (xxiii) thereof).

          (c) The Company shall not engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the terms of this Article V.

     SECTION 5.02.  Access to Information.

          (a) From the date hereof until the Effective Time, upon reasonable notice, each party hereto ("Disclosing Party") shall, and shall cause their Subsidiaries and each of their officers, directors, employees, agents, representatives, accountants and counsel to: (i) afford the officers, employees and authorized agents, accountants, counsel, and representatives of the other party ("Requesting Party") reasonable access, during normal business hours, to the offices, properties, plants, other facilities, books and records of the Disclosing Party and its Subsidiaries and to the Disclosing Party's officers, directors, employees, agents, accountants and counsel of and of each of Disclosing Party's Subsidiaries who have any knowledge relating to the Disclosing Party or its Subsidiaries or business (ii) furnish to the officers, employees and authorized agents, accountants, counsel, and representatives of the Requesting Party such additional financial and operating data (including Tax returns and supporting and supporting documentation) and other information regarding the assets, properties and goodwill of the Disclosing Party, its Subsidiaries and business (or legible copies thereof) as the Requesting Party may from time to time reasonably request.

          (b) Each of the parties hereto hereby agrees to keep such information or knowledge obtained in any investigation pursuant to Section 5.02(a), or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby ("Confidential Information"), confidential and not to use such Confidential Information except as contemplated by this Agreement; provided, however, that the foregoing shall not apply to information or knowledge which (a) a party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is generally known to the public and did not become so known through any violation of law, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party from other sources (and not in violation of an obligation of confidentiality of such other sources with respect to such information), (e) is required to be disclosed by order of court or government agency with subpoena powers, (f) is disclosed in the course of any litigation between any of the parties hereto or (g) is developed independently by either party without reference to, or specific knowledge of, the other parties' Confidential Information. Notwithstanding the foregoing, the Company hereby consents to Zoi's disclosure of the Company's Confidential Information in the following instances from the date hereof until the earlier of termination of this Agreement pursuant to Section 9.01 and the Closing: if Zoi is seeking to raise additional capital through the sale of Zoi's securities or the securities of the Company, Zoi may disclose such Confidential Information to prospective investors, so long as the recipient of such Confidential Information is bound by confidentiality covenants.

     SECTION 5.03.  Regulatory and Other Authorizations; Notices and
Consents.

          (a) Each of Zoi, the Company, Merger Sub and CET-Nevada shall take all reasonable actions necessary or desirable to obtain (or cause their Subsidiaries, as the case may be, to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for execution and delivery of, and the performance of obligations pursuant to, this Agreement and will cooperate fully with each other in promptly seeking to obtain all such authorizations, consents, orders and approvals. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as reasonably practicable and to supply, as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act. The Company shall use its best efforts to take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of Company Common Stock in connection with the Merger. Zoi shall use its commercially reasonable best efforts to assist the Company as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Company Common Stock in connection with the Merger.

          (b) Each of Zoi and the Company shall, and shall cause their Subsidiaries, as the case may be, to, give promptly such notices to third parties and use its or their reasonable efforts to obtain such third party consents and estoppel certificates as may be reasonably necessary in connection with the transactions contemplated by this Agreement.

     SECTION 5.04. Notice of Developments. Prior to the Effective Time, each of Zoi and the Company shall promptly notify the other in writing, of the occurrence, or the failure to occur, of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate, such that the conditions set forth in Sections 8.01, 8.02 or 8.03, as the case may be, would not be satisfied as a result thereof, or (ii) any material failure of The Company, Merger Sub, CET-Nevada or Zoi, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

     SECTION 5.05. No Solicitation or Negotiation by the Company. The Company agrees that between the date of this Agreement and the earlier of (i) the Effective Time and (ii) the termination of this Agreement, none of the Company, and its Subsidiaries nor any of their respective Affiliates, officers, directors, representatives or agents will (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any Person
(i) relating to any acquisition or purchase of all or any portion of the capital stock of the Company or any Subsidiary (other than the exercise or conversion of outstanding options) or assets of the Company or any Subsidiary (other than inventory to be sold in the ordinary course of business consistent with past practice), (ii) to enter into any business combination with the Company or any of its Subsidiaries or (iii) to enter into any other extraordinary business transaction involving or otherwise relating to the Company or any of its Subsidiaries, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other Person to seek to do any of the foregoing. The Company immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons conducted heretofore with respect to any of the foregoing. The Company shall notify Zoi promptly if any such proposal or offer, or any inquiry or other contact with any Person with respect thereto, is made and shall, in any such notice to Zoi, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact. The Company agrees not to, and to cause each of its Subsidiaries not to, without the prior written consent of Zoi, release any Person from, or waive any provision of, any confidentiality or standstill agreement to which the Company or any of its Subsidiaries is a party.

     SECTION 5.06. No Solicitation or Negotiation by Zoi. Except as otherwise contemplated by this Agreement, Zoi agrees that between the date of this Agreement and the earlier of (i) the Effective Time and (ii) the termination of this Agreement, none of Zoi and its Subsidiaries nor any of their respective Affiliates, officers, directors, representatives or agents will (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any Person relating to (i) the sale of any material portion of the capital stock or assets of Zoi or its Subsidiaries (other than in the ordinary course of business, in connection with the sale of capital stock in a capital raising transaction or pursuant to the exercise of Zoi Options or Zoi Warrants) or (ii) a transaction in which the primary purpose of the transaction is to cause the holders of Zoi's capital stock to receive shares of a class of capital stock of a Person that are registered under Section 12 of the Exchange Act, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other Person to seek to do any of the foregoing. Zoi immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons conducted heretofore with respect to any of the foregoing. Zoi shall notify the Company promptly if any such proposal or offer, or any inquiry or other contact with any Person with respect thereto, is made and shall, in any such notice to the Company, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact. Zoi agrees not to, without the prior written consent of the Company, release any Person from, or waive any provision of, any confidentiality or standstill agreement to which Zoi is a party.

     SECTION 5.07. Further Action. Subject to the respective rights and obligations of the parties under this Agreement, each of the parties hereto shall use all reasonable best efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the Merger and the other transactions contemplated by this Agreement.

     SECTION 5.08.  Conduct of Business by Zoi.  Except as set forth in
Section 5.07 of the Zoi Disclosure Schedules, during the period from the date of this Agreement to the Effective Time of the Merger, Zoi shall not, and shall not permit any of its Subsidiaries to:

          (a) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any capital stock of Zoi or (ii) split, combine or reclassify any of its capital stock or (iii) issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Zoi's capital stock unless pursuant to preemptive rights currently existing; or

          (b) authorize any of, or commit or agree to take any of, the foregoing actions.

                                  ARTICLE VI
                ZOI STOCK OPTIONS, WARRANTS AND CONVERTIBLE DEBT

     SECTION 6.01. Zoi Stock Options and Warrants. At the Effective Time, each outstanding Zoi Option and Zoi Warrant, whether or not vested, shall by virtue of the Merger be assumed by the Company. The Company shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Company Common Stock for issuance upon exercise of all Zoi Options and Zoi Warrants assumed in accordance with this Section 6.01. Each Zoi Option and Zoi Warrant so assumed by the Company under this Agreement shall continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions), except that (i) each Zoi Option and Zoi Warrant shall be exercisable (or shall become exercisable in accordance with its terms) for that number of whole shares of Company Common Stock equal to the product obtained by multiplying (x) the number of shares of Zoi Common Stock that were issuable upon exercise of such Zoi Option or Zoi Warrant immediately prior to the Effective Time, by (y) the Exchange Ratio, rounded down to the nearest whole number of shares of Company Common Stock, and (ii) the per share exercise price for the shares of Company Common Stock issuable upon exercise of such assumed Zoi Option or Zoi Warrant shall equal to the quotient determined by dividing (x) the exercise price per share of Zoi Common Stock at which such Zoi Option or Zoi Warrant was exercisable immediately prior to the Effective Time, by (y) the Exchange Ratio, rounded up to the nearest whole cent.

     SECTION 6.02. Zoi Stock Options and Warrants. At the Effective Time, all outstanding Zoi Convertible Debt and the obligations under the corresponding Zoi Convertible Notes shall by virtue of the Merger be assumed by the Company. The Company shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Company Common Stock for issuance upon conversion of all Zoi Convertible Debt assumed in accordance with this Section 6.02. Each Zoi Convertible Note so assumed by the Company under this Agreement shall continue to have, and be subject to, the same terms and conditions of such Zoi Convertible Note immediately prior to the Effective Time, except that immediately after the Effective Time, (i) the debt obligation relating to the Zoi Convertible Note will become an obligation of the Company, (ii) the class of security into which the Zoi Convertible Note converts will be Company Common Stock and (ii) the conversion price for each Zoi Convertible Note shall equal the quotient obtained by dividing (A) the conversion price immediately prior to the Effective Time by (B) the Exchange Ratio.

                                  ARTICLE VII
                              ADDITIONAL AGREEMENTS

     SECTION 7.01. Securities Filings. The Company shall make all necessary filings with respect to the Merger under the Securities Act and the Exchange Act and the rules and regulations thereunder, under applicable Blue Sky or similar securities laws, rules and regulations and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto.

     SECTION 7.02. Zoi Shareholder Approval. Zoi shall use its best efforts to obtain the written consent of the Principal Shareholder in favor of the Merger, to notify all other shareholders of Zoi of such consent and to take all other action necessary or advisable to secure the vote or consent of shareholders required by Nevada Law to effect the Merger.

     SECTION 7.03. Company Proxy Statement; Other Filings. Promptly after the date hereof, the Company shall prepare and file with the SEC a proxy statement (the "Proxy Statement") to be sent to the shareholders of the Company in connection with the meeting of the shareholders of the Company to consider the approval and adoption of this Agreement, the approval of the Merger, the issuance of shares of Company Common Stock pursuant to the Merger, the change of the Company's domicile to the State of Nevada, the approval of the Company Equity Incentive Plan and the amendment of the Company's Articles of Incorporation as provided herein (the "Company Shareholders' Meeting"). The Company shall respond to any comments of the SEC and cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time. As promptly as practicable after the date hereof, the Company shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other Laws relating to the Merger and the other transactions contemplated by this Agreement (the "Other Filings"). The Company shall notify the other promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filings or for additional information, and shall supply Zoi with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other Governmental Authority, on the other hand, with respect to the Proxy Statement, the Merger or any Other Filings. The Proxy Statement and the Other Fillings shall comply in all material respects with all applicable requirements of Law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filings, the Company shall promptly inform Zoi of such occurrence and cooperate in filing with the SEC or its staff or any other Governmental Authority, and/or mailing to shareholders of the Company, such amendment or supplement.

     SECTION 7.04.  Company Meeting of Shareholders.

          (a) The Company shall take all action necessary in accordance with California Law and its Articles of Incorporation and Bylaws to convene the Company Shareholders' Meeting to be held as promptly as practicable after the date of this Agreement, for the purpose of voting upon this Agreement and the Merger. The Company shall each use its commercially reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement, the approval of the Merger, the issuance of Company Common Stock pursuant to the Merger and the amendments to the Company's Articles of Incorporation as contemplated herein, and shall take all other action necessary or advisable to secure the vote or consent of their respective stockholders required by the rules of California Law and all other applicable legal requirements to obtain such approvals.

          (b) (i) the Board of Directors of the Company shall recommend that the stockholders of the Company vote in favor of the adoption and approval of this Agreement and approval of the Merger at the Company Shareholders' Meeting; (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has recommended that the stockholders of the Company vote in favor of approval and adoption of this Agreement and approval of the Merger at the Company Shareholders' Meeting; and (iii) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Zoi, the recommendation of the Board of Directors of the Company that the stockholders of the Company vote in favor of the adoption and approval of this Agreement and the approval of the Merger.

     SECTION 7.05. AMEX Listing. Prior to the Effective Time, the Company shall make all required filings with state regulatory authorities and AMEX and shall use reasonable best efforts to obtain all regulatory approvals needed to ensure that the shares of the Company Common Stock issuable to Zoi's shareholders pursuant to this Agreement will be lawfully issued to the shareholders of Zoi and the shares underlying the Zoi Options, when issued, will be approved for listing on AMEX. The Company shall maintain its listing on the AMEX through the Effective Time. Prior to the Effective Time, Zoi shall use reasonable best efforts to take such actions as are required to enable the Company's Common Stock to continue to be listed on AMEX immediately following the Effective Time, including delivering to the Company in a timely manner any documents and information reasonably requested by the Company in furtherance thereof.

     SECTION 7.06. Exemption from Registration. Zoi shall take all steps reasonably necessary to assist the Company to comply with an exemption from registration under the Securities Act of 1933, as amended, including, but not limited to, obtaining completed Shareholder Representation Letters from Zoi's shareholders.

     SECTION 7.07. Form S-8. The Company agrees to file a registration statement on Form S 8 for the shares of Zoi Common Stock issuable with respect to assumed Zoi Options issued under the Zoi Stock Option Plan as soon as is reasonably practicable following the Effective Time. Notwithstanding the foregoing, the Company's obligation under this Section shall apply only with respect to shares of Company Common Stock that are eligible to be included on a Form S-8.

     SECTION 7.08. 10-KSB. The Company and Zoi shall cooperate in preparing the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2006 in order to enable the Company to make such filing with the Commission by March 31, 2007.

     SECTION 7.09. Directors' and Officers' Indemnification. Each of the parties hereto specifically agree, without intending to limit any of the forgoing, to indemnify and hold harmless each of the current and former officers and directors of the Company to the extent permitted by applicable law for any and all claims, costs and expenses incurred by them in connection with any action that may be taken by the Environmental Protection Agency pursuant to the investigation disclosed in the Company SEC Documents.

     SECTION 7.10. Time and Responsibility Schedule. Zoi and the Company shall use reasonable best efforts to complete the tasks listed in Section
7.10 of the Company Disclosure Schedule within the time frames listed therein.

     SECTION 7.11.  Reserved.

     SECTION 7.12. Board of Directors and Officers. The Company currently has four (4) directors, which is the authorized number of directors of the Company. The Company shall amend its Articles of Incorporation and bylaws, as required, to authorize, effective no later than the Effective Time, four
(4) directors. The Company shall appoint, effective immediately after the Effective Time, those directors and executive officers of Zoi described in
Section 2.05 hereof to serve as the directors and officers of the Company.

     SECTION 7.13. Resale Restriction Agreements. The Company shall use its best efforts to cause Craig C. Barto to execute an agreement ("Resale Restriction Agreement") that provides that effective at the Effective Time, Craig C. Barto will not sell, transfer, pledge or hypothecate any shares of Company Common Stock until the first anniversary of the Closing Date.

     SECTION 7.14. Agreement Not to Dissent. The Company shall use its best efforts to cause, within five (5) days after the date of this Agreement, each of the Company's executive officers and directors to enter into an agreement reasonably satisfactory to Zoi pursuant to which such executive officers and directors agree not to dissent at the Company Shareholders' Meeting with respect to shares of Company Common Stock held beneficially or of record by such executive officers or directors (or allow any other person to dissent with respect to such shares) on any of the proposals described in the Proxy Statement.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     SECTION 8.01. Conditions to Obligations of Each Party. The respective obligations of each party to this Agreement to effect the Merger and to consummate the transactions contemplated by this Agreement shall each be subject to the fulfillment, at or prior to the Effective Time, of each of the following conditions:

          (a) Stockholder Approval. This Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law by the stockholders of Zoi and the Company;

          (b) No Order; HSR Act. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. Any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall have expired or shall have been terminated;

          (c) Consents and Approvals. Zoi and the Company shall have received, each in form and substance reasonably satisfactory to the parties, all authorizations, consents, orders and approvals of all Governmental Authorities and officials and all third party consents required in order to consummate the Merger;

          (d) State Securities Law. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state in connection with the issuance of the Company's securities in the Merger, unless the failure to obtain such permits and qualifications or to secure such exemptions could not reasonably be expected to have a Material Adverse Effect on the Surviving Corporation;

          (e) Amendment to Articles. A certificate of amendment to the Company's Articles of Incorporation in proper form shall have been duly approved by the Company's Board of Directors and shareholders and been filed with and accepted for filing by the Secretary of State of the Company's then jurisdiction of incorporation, which certificate of amendment shall (i) increase the authorized number of shares of Company Common Stock to allow for the issuance of Company Common Stock in the Merger and upon exercise of assumed Zoi Options and Warrants, (ii) provide for a reverse stock split of the Company's outstanding Company Stock to the extent useful or necessary to enable the Company Common Stock to continue to be listed on AMEX following the Merger and (iii) change the name of the Company to "Zoi Interactive Holdings" or such other name upon which the Company and Zoi may agree;

          (f) Financing. The total of the following amounts shall equal at least Seven Million Dollars ($7,000,000): (i) all amounts received by Zoi from February 1, 2007 until the Closing Date through the sale and issuance of Zoi's capital stock or debt instruments, (ii) all amounts raised by the Company from the date hereof until the Effective Time through the sale and issuance of Company capital stock or debt instruments, (iii) all amounts committed to be issued in a capital stock or debt financing by the Company or the Surviving Corporation that are conditioned solely upon the closing of the Merger or the condition specified in Section 8.01(h) below and (iv) all amounts for which Zoi has received a "best efforts" agreement from a placement agent to raise financing for Zoi or the Company. The parties agree that the agreement described on Section 8.01 of the Zoi Disclosure Schedule shall be deemed to satisfy this condition to the extent provided on such schedule;

          (g) Tournament Games. The shareholders of Tournament Games, Inc., a Florida corporation ("Tournament Games"), shall be obligated, subject only to the completion of the Merger and payment to such shareholders of a total of $400,000, to sell and transfer to Zoi all the outstanding capital stock of Tournament Games; and

          (h) Listing or Trading. The shares of the Company Common Stock issuable to Zoi's shareholders pursuant to this Agreement shall have been authorized for listing on the ASE or the Company Common Stock shall be trading on the OTC Bulletin Board.

     SECTION 8.02. Conditions to Obligations of Zoi. The obligations of Zoi to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Effective Time, of each of the following conditions, any of which may be waived, in writing, exclusively by Zoi:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Company, Merger Sub and CET-Nevada contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Effective Time, with the same force and effect as if made as of the Effective Time, other than such representations and warranties as are made as of another date, the covenants and agreements contained in this Agreement to be complied with by the Company, Merger Sub and CET-Nevada on or before the Effective Time shall have been complied with in all material respects, and Zoi shall have received a certificate from the Company to such effect signed by a duly authorized officer thereof.

          (b) No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against either the Company or Zoi, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Zoi, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this
Section 8.02(b) shall not apply if the Company or an affiliate thereof has directly or indirectly solicited or encouraged any such Action.

          (c) Legal Opinion. Zoi shall have received an opinion, dated as of the Effective Time, from Krys Boyle, P.C., counsel to the Company, in form and substance reasonably satisfactory to Zoi;

          (d) Resale Restriction Agreement. The Company and Craig C. Barto shall have entered into the Resale Restriction Agreement and the Resale Restriction Agreement shall be in full force and effect.

          (e) Resolutions. Zoi shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Company, of the resolutions duly and validly adopted by the Board of Directors of Zoi evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          (f) Valuation Opinion. Zoi shall have received an appraisal of the real property holdings of the Company dated within 90 days of the Effective Time.

          (g) Reincorporation Merger. The Company shall have completed the Reincorporation Merger, unless Zoi has delivered to the Company a Reincorporation Notice.

          (h) No Company Material Adverse Effect. No Material Adverse Effect on the Company shall have occurred from the date of this Agreement. Zoi shall have received a certificate with respect to the foregoing signed on behalf of the Company by each of the Chief Executive Officer and Chief Financial Officer of the Company.

          (i) Limitation on Dissent. Holders of no more than five percent (5%) of the outstanding shares of Company capital stock shall have exercised, nor shall they have any continued right to exercise, appraisal, dissenters' or similar rights under applicable law with respect to their shares by virtue of the Merger.

          (j) Termination of Certain Agreements. Each of the Agreements set forth in Section 8.02(j) of the Company Disclosure Schedules shall have been terminated, effective prior to or as of the day immediately preceding the Closing Date, and Zoi shall have received evidence of such terminations in form and substance reasonably satisfactory to Zoi.

          (k) Third Party Consents. Zoi shall have been furnished with evidence satisfactory to it that the Company has obtained the consents, approvals and waivers set forth in Section 8.02(k) of the Company Disclosure Schedules.

          (l) Resolutions of Zoi. Zoi shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Company, of the resolutions duly and validly adopted by the Boards of Directors of the Company and CET-Nevada evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          (m) Shareholder Approval of Future Offering. The Company shall have, if requested by Zoi prior to the filing of the Proxy Statement with the Commission, sought approval from its shareholders of any proposed or potential offerings of Company securities as required by AMEX listing requirements to enable the Company to issue, at or after the Closing Date, Company securities, including, but not limited to, shares of its preferred stock, promissory notes convertible into Company capital stock and/or warrants to purchase Company capital stock.

          (n) Severance Agreement. The Company and each of Steven H. Davis, Dale W. Bleck and Ann J. Heckler shall have entered into severance agreements with the Company on terms reasonably acceptable to Zoi, which severance agreements shall provide that (i) these individuals provide from time to time, as requested by the Company, up to one hundred eighty (180) hours of service to the Company from the Closing Date until the 30th day following the Closing Date and (ii) Zoi place in escrow for each of these individuals an amount equal to six (6) months of their base salaries as of the date of this Agreement, which amounts will be payable to them out of escrow on the 30th day following the Closing Date so long as they fulfill their obligations set forth in (i) above.

          (o) Stock Repurchase. The Company shall have repurchased at least 1,000,000 shares of outstanding Company Common Stock held by Steven H. Davis (any agreement to effect such transaction, a "Repurchase Arrangement") or Steven H. Davis shall have entered into a resale restriction agreement with the Company on terms substantially similar to those contained in the Resale Restriction Agreement. The Company agrees that it will not amend the Repurchase Agreement without the prior written consent of Zoi.

     SECTION 8.03. Conditions to Obligations of the Company and Merger Sub. The obligations of the Company and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Effective Time, of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

     (a) Representations, Warranties and Covenants. The representations and warranties of Zoi contained in this Agreement shall have been true and correct in all material respects when made and, subject to Section 8.04, shall be true and correct in all material respects as of the Effective Time with the same force and effect as if made as of the Effective Time, other than such representations and warranties as are made as of another date, except in all cases for such breaches of, inaccuracies in or omissions from such representations and warranties as do not have a Material Adverse Effect on Zoi, the covenants and agreements contained in this Agreement to be complied with in all material respects by Zoi on or before the Effective Time shall have been complied with in all material respects, and the Company shall have received a certificate of Zoi to such effect signed by a duly authorized officer thereof.

     (b) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against either the Company or Zoi, seeking to restrain or materially and adversely alter the transactions contemplated hereby which in the reasonable, good faith determination of the Company, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 8.03(b) shall not apply if Company or an affiliate thereof has solicited or encouraged any such Action.

     (c) Resolutions of Zoi. The Company shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of Zoi, of the resolutions duly and validly adopted by the Board of Directors of the Zoi evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     (d) Certificate of Non-Foreign Status. The Company shall have received a certificate from Zoi that complies with Sections 1.1445-2(c)(3) and 1.8972(a) of the Regulations certifying that the Company is not a United States Real Property Holding Corporation for purposes of Section 897 of the Code.

     (e) Valuation Opinion. The Company shall have received a valuation opinion with respect to Zoi from Don Drysdale, a certified public accountant and business valuation expert.

     (f) December 31, Audited Financials. True and complete copies of an audited consolidated balance sheet as of December 31, 2005, and the related audited consolidated statements of income, retained earnings, stockholders' equity and cash flows of Zoi, together with all related notes and schedules thereto, accompanied by the reports thereon of Zoi's accountants (the "December 31 Financials") shall have been made available or delivered to the Company, and the December 31, Financials shall satisfy the requirements of the second sentence of Section 3.07(a).

     (h) Legal Opinion. The Company shall have received an opinion, dated as of the Effective Time, from Weintraub Genshlea Chediak, counsel to Zoi, in form and substance reasonably satisfactory to the Company.

     SECTION 8.04. Disclosure Schedule Updates. On February 12, 2007, Zoi entered in to an Acquisition and Stock Purchase Agreement ("Purchase Agreement") with Tournament Games and each of the shareholders of Tournament Games, which provides for the purchase by Zoi of all the outstanding capital stock of Tournament Games ("TG Acquisition"). The Company has reviewed the Purchase Agreement and the schedules and exhibits relating thereto. In addition, between the date of this Agreement and the Closing, Zoi may sell shares of its capital stock, notes, or securities convertible into its
securities to raise funds ("Financings").   From time to time prior to
Closing (each such date, a "Schedule Update Date"), Zoi shall update the Zoi Disclosure Schedule to include any information in the Zoi Disclosure Schedule relating to the TG Acquisition and the Financings that would have needed to be included the Zoi Disclosure Schedule if the representations and warranties were made as each applicable Schedule Update Date. Such updates to the Zoi Disclosure Schedule will be deemed to be part of the Zoi Disclosure Schedule for purposes of satisfying the closing conditions set forth in Section 8.03 of this Agreement.

                                   ARTICLE IX
                             TERMINATION AND WAIVER

     SECTION 9.01. Termination. This Agreement may be terminated at any time prior to the Closing Date:

          (a)     by the Company if, between the date hereof and the Closing
Date: (i) any representation or warranty of Zoi contained in this Agreement shall have been breached such that the conditions set forth in Section 8.03(a) would or could not be satisfied by April 30, 2007 (or, in the event
(A) the SEC reviews the Proxy Statement, (B) AMEX has not provided Zoi and the Company with reasonable assurances before April 30, 2007 that the Company Common Stock will continue to be listed on AMEX following the Effective Time, or (C) AMEX has not completed its review of the transactions contemplated hereby before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from AMEX, but no later than May 31, 2007), (ii) Zoi shall not have complied in any material respect with any covenant or agreement to be complied with by it and contained in this Agreement within 15 days after receipt of notice of non-compliance from the Company; or (iii) Zoi or any of its Subsidiaries makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Zoi or any of its Subsidiaries seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (b) by either the Company or Zoi if the Closing Date shall not have occurred by April 30, 2007 (or, in the event (A) the SEC reviews the Proxy Statement, (B) AMEX has not provided Zoi and the Company with reasonable assurances before April 30, 2007 that the Company Common Stock will continue to be listed on AMEX following the Effective Time, or (C) AMEX has not completed its review of the transactions contemplated hereby before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from AMEX, but no later than May 31, 2007); provided, however, that the right to terminate this Agreement under this Section 9.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date and such failure to fulfill the obligation constitutes a material breach of this Agreement; or

          (c) by either Zoi or the Company in the event that any Governmental Authority shall have issued a final, non-applicable order, decree or ruling or taken any other action permanently, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

          (d)     by Zoi if, between the date hereof and the Closing Date,
(i) any representation or warranty of the Company, CET-Nevada or Merger Sub contained in this Agreement shall have been breached such that the conditions set forth in Section 8.02(a) would or could not be satisfied by April 30, 2007 (or, in the event (A) the SEC reviews the Proxy Statement, (B) AMEX has not provided Zoi and the Company with reasonable assurances before April 30, 2007 that the Company Common Stock will continue to be listed on AMEX following the Effective Time, or (C) AMEX has not completed its review of the transactions contemplated hereby before April 30, 2007, such date will be extended as necessary to respond to SEC comments and/or to obtain such assurances and/or review from AMEX, but no later than May 31, 2007), (ii) the Company or CET-Nevada shall not have complied in any material respect with any covenant or agreement to be complied with by it and contained in this Agreement within 15 days after receipt of notice of non-compliance from the Zoi, or (iii) the Company makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Company seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization; or

          (e) by the mutual written consent authorized by the Boards of Directors of the Company and Zoi.

     SECTION 9.02. Effect of Termination. Any termination of this Agreement pursuant to Section 9.01 hereof shall be effective immediately upon the delivery of written notice of the terminating party to the other party hereto. In the event of termination of this Agreement as provided in Section 9.01, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except (a) as set forth in 5.02(b), this Section 9.01 and Article X and (b) that nothing herein shall relieve either party from liability for any willful breach of this Agreement.

     SECTION 9.03. Waiver. Either party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                                  ARTICLE X
                              GENERAL PROVISIONS

     SECTION 10.01. Non-Survival of Representations and Warranties. The representations and warranties of the Company, Merger Sub, Zoi and CET-Nevada contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

     SECTION 10.02. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Effective Time shall have occurred.

     SECTION 10.03. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.03):

          (a) if to the Company, CET-Nevada or Merger Sub:

          CET Services, Inc.
          12503 E Euclid Dr #30,
          Centennial, CO 80111
          Telecopy:  720-875-9114
          Attention:  Steven Davis

          with a copy to:

          Krys Boyle, P.C.
          600 17th Street, Suite 2700 South Tower
          Denver, CO 80123
          Telecopy: 303-893-2882
          Attention: James P. Beck, Esq.

          and

          (b) if to Zoi:

          Zoi Interactive Technologies, Inc.
          3850 East Flamingo Road, #200
          Las Vegas, NV 89121
          Telecopy:  (702) 431-8377
          Attention:  Mr. Michael Calderone

          with a copy to:

          Weintraub Genshlea Chediak
          400 Capitol Mall, 11th Floor
          Sacramento, CA  95814
          Telecopy:  (916) 446-1611
          Attention:  Chris Chediak, Esq.

     SECTION 10.04. Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior consent of the other parties, subject, in the case of the Company, to the Company's obligations to comply with applicable securities laws and ASE listing requirements, and the parties shall cooperate and consult with each other as to the timing and contents of any such press release or public announcement before such press release or public announcement is made, regardless of whether it is made in order to comply with applicable securities laws and ASE listing requirements.

     SECTION 10.05. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 10.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     SECTION 10.07. Entire Agreement. This Agreement and the schedules and exhibits referenced herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

     SECTION 10.08. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Company and Zoi (which consent may be granted or withheld in the sole discretion of the Company or Zoi). Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 10.09. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 10.10. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each of the parties hereto or (b) by a waiver in accordance with Section 9.03.

     SECTION 10.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed in and to be performed entirely within that state.

     SECTION 10.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [remainder of page intentionally left blank]
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CET SERVICES, INC., a California Corporation


By: /s/ Steven H. Davis
Name:  Steven Davis
Title: Chairman of the Board and
       Chief Executive Officer


CET SERVICES OF NEVADA, INC., a Nevada Corporation


By: /s/ Steven H. Davis
Name:  Steven Davis
Title: President


INTERACTIVE ACQUISITION CORPORATION, a Nevada Corporation


By: /s/ Steven H. Davis
Name:  Steven Davis
Title: President


ZOI INTERACTIVE TECHNOLOGIES, INC.


By: /s/ Michael Calderone
Name:  Michael Calderone
Title: Chairman of the Board and
       Chief Executive Officer



EXHIBIT A

                             VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Voting Agreement") is made and entered into as of February 16, 2007, between Zoi Interactive Technologies, Inc., a Nevada corporation ("Target"), and the undersigned stockholder (the "Stockholder") of CET Services, Inc., a California corporation ("Company").
RECITALS

     A. Company, Interactive Acquisition Corporation, a wholly-owned subsidiary of Company ("Merger Sub"), and Target have entered an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Sub with and into Target. Pursuant to the Merger, all outstanding capital stock of Target shall be converted into common stock of Company or the Company's successor, as set forth in the Merger Agreement;

     B. Stockholder is the beneficial owner (as defined in Rule 13d 3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of Company and shares subject to outstanding options and warrants as are indicated on the signature page of this Voting Agreement; and

     C. In consideration of the execution of the Merger Agreement by Target, Stockholder (in his capacity as such) agrees to vote the Shares (as defined below) and other such shares of capital stock of Company over which Stockholder has voting power so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Voting Agreement:

          (a) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article IX thereof, or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

          (b) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

          (c) "Shares" shall mean: (i) all securities of Company (including all shares of Company Common Stock, and all options, warrants and other rights to acquire shares of Company Common Stock) owned by Stockholder as of the date of this Voting Agreement; and (ii) all additional securities of Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires ownership during the period from the date of this Voting Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

          (d) "Transfer". A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such security or any interest therein. Stockholder and the Company entered into that certain Stock Repurchase Agreement of even date herewith ("Stock Repurchase Agreement"). Stockholder's entering into the Stock Repurchase Agreement and the sale of Shares by Stockholder in accordance with the terms of the Stock Repurchase Agreement shall not constitute a "Transfer" for purposes of this Agreement.

     2.   Transfer of Shares.

          (a) Transfer Restrictions. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected; provided that, notwithstanding the foregoing, Stockholder shall not be restricted from effecting a Transfer of any Shares to any member of Stockholder's immediate family or to a trust for the benefit of Stockholder and/or any member of Stockholder's immediate family provided that (A) each such transferee shall have (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Target may reasonably request) and (ii) agreed in writing to hold such Shares, or such interest therein, subject to all of the terms and conditions set forth in this Agreement, and (B) the aggregate number of shares (whether outstanding or underlying outstanding options and warrants) that may be so Transferred by Stockholder may not exceed one percent (1%) of Company's outstanding Common Stock as of the date hereof. For purposes of this Agreement, "immediate family" means Stockholder's spouse, parents, siblings, children or grandchildren.

          (b) Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Voting Agreement with respect to any of the Shares.

     3. Agreement to Vote Shares. At every meeting of the stockholders of Company called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Company, Stockholder (in his or her capacity as such) shall, or shall cause the holder of record on any applicable record date to, vote the Shares:

          (a) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and the Proxy and any action required in furtherance thereof;

          (b) in favor of any matter that could reasonably be expected to facilitate the Merger; and

          (c) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger or the transactions contemplated by the Merger Agreement.

Stockholder further agrees that if a meeting is held Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum. Prior to the Expiration Date, the Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

     4. Agreement Not to Exercise Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Chapter 13 of the California Corporations Code) to demand appraisal of any Shares which may arise with respect to the Merger.

     5. Directors and Officers. Notwithstanding any provision of this Voting Agreement to the contrary, nothing in this Voting Agreement shall limit or restrict Stockholder from acting in Stockholder's capacity as a director or officer of Company (it being understood that this Voting Agreement shall apply to Stockholder solely in Stockholder's capacity as a stockholder of Company) or voting in Stockholder's sole discretion on any matter other than those matters referred to in Section 3.

     6. Irrevocable Proxy. Concurrently with the execution of this Voting Agreement, Stockholder agrees to deliver to Target a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

     7. No Ownership Interest. Nothing contained in this Voting Agreement shall be deemed to vest in Target any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and Target shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Company or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

     8.   Representations and Warranties of the Stockholder.

          (a) Power; Binding Agreement. Stockholder has full power and authority to execute and deliver this Voting Agreement and the Proxy, to perform Stockholder's obligations hereunder and to consummate the transactions contemplated hereby.

          (b) No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any state or federal public body or authority ("Governmental Entity") is necessary for the execution of this Voting Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated by this Voting Agreement. None of the execution and delivery of this Voting Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated by this Voting Agreement or compliance by Stockholder with any of the provisions of this Voting Agreement shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or any of its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to Stockholder or any of Stockholder's properties or assets.

          (c) Ownership of Shares. Stockholder (i) is the beneficial owner of the shares of Company Common Stock and the options and warrants to purchase shares of Company Common Stock indicated on the signature page of this Voting Agreement, which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, understandings or agreements, or any other rights or encumbrances whatsoever ("Encumbrances") (except any Encumbrances arising under securities laws or arising hereunder); and (ii) does not beneficially own any securities of Company other than the shares of Company Common Stock and options and warrants to purchase shares of Company Common Stock indicated on the signature page of this Voting Agreement.

          (d) Voting Power. Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Voting Agreement, in each case with respect to all of Stockholder's Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Voting Agreement.

          (e) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated by this Voting Agreement based upon arrangements made by or on behalf of Stockholder.

          (f) Reliance by Target. Stockholder understands and acknowledges that Target is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Voting Agreement.

     9. Certain Restrictions. Prior to the termination of this Voting Agreement, Stockholder agrees not to, directly or indirectly, take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect.

     10. Disclosure. Stockholder agrees to permit Target to publish and disclose in all documents and schedules filed with the Securities and Exchange Commission or the California Department of Corporations, and any press release or other disclosure document that Target, in its sole discretion, determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, Stockholder's identity and ownership of Shares and the nature of Stockholder's commitments, arrangements and understandings under this Voting Agreement.

     11. Consents and Waivers. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

     12. Additional Documents. Stockholder (in his or her capacity as such) and Target hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Target, to carry out the intent of this Voting Agreement.

     13. Legending of Shares. If so requested by Target, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Voting Agreement and to an irrevocable proxy.

     14. Termination. This Voting Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date. Nothing in this Section 14 shall relieve or otherwise limit any party of liability for breach of this Voting Agreement.

     15.  Miscellaneous.

          (a) Validity. The invalidity or unenforceability of any provision of this Voting Agreement will not affect the validity or enforceability of the other provisions of this Voting Agreement, which will remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Voting Agreement to be null, void or unenforceable, the parties hereto will negotiate in good faith and will execute and deliver an amendment to this Voting Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

          (b) Binding Effect and Assignment. This Voting Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, neither this Voting Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          (c) Amendments; Waiver. This Voting Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

          (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Target shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Target upon any such violation, Target shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Target at law or in equity.

          (e) Notices. All notices and other communications pursuant to this Voting Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

     If to Target:          3850 E. Flamingo Road
                            Las Vegas, CA 89121
     Attention:             Chief Executive Officer
     Telecopy No.:          (702) 804-1231

     with a copy to:        Weintraub Genshle Chediak Law Corporation
                            400 Capitol Mall, Suite 1100
                            Sacramento, CA  9581
     Attention:             Michael De Angelis, Esq.
     Telecopy No.:          (916) 446-1611

     If to Stockholder:     To the address for notice set forth on the
                            signature page hereof.

          (f) No Waiver. The failure of any party to exercise any right, power or remedy provided under this Voting Agreement or otherwise available in respect of this Voting Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Voting Agreement, and any custom or practice of the parties at variance with the terms of this Voting Agreement, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (g) No Third Party Beneficiaries. This Voting Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (h) Governing Law. This Voting Agreement shall be governed by the laws of the State of Nevada, without reference to rules of conflicts of law.

          (i) Submission to Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any California state or federal court sitting in Sacramento. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in Sacramento County for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

          (j) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          (k) Entire Agreement. This Voting Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

          (l) Severability. If any term or other provision of this Voting Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

          (m)     Interpretation.

                  (i) Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." As used in this Agreement, the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

                  (ii) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

          (n) Expenses. All costs and expenses incurred in connection with this Voting Agreement and the transactions contemplated hereby shall be paid by the party incurring the expenses.

          (o) Further Assurances. From time to time, at any other party's request and without further consideration, each party shall execute and deliver any additional documents and take any further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Voting Agreement.

          (p) Counterparts. This Voting Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          (q) No Obligation to Exercise Options. Notwithstanding any provision of this Voting Agreement to the contrary, nothing in this Voting Agreement shall obligate Stockholder to exercise any option, warrant or other right to acquire shares of Company Common Stock.

           [The remainder of this page has been intentionally left blank]



     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

ZOI INTERACTIVE TECHNOLOGIES, INC.     STOCKHOLDER



By:________________________________    ____________________________________
    Michael Calderone,                 Steven H. Davis
    Chief Executive Officer

                                       ____________________________________
                                       Print Address

                                       Telephone __________________________

                                       Facsimile No. ______________________

                                       Shares beneficially owned:

                                       _____  shares of Company Common Stock
                                       _____  shares of Company Common Stock
                                       issuable upon exercise of outstanding
                                       options
                                       ______  shares of Company Common Stock
                                       issuable upon exercise of outstanding
                                       warrants

                       [Signature Page to Voting Agreement]


                               IRREVOCABLE PROXY

     The undersigned stockholder ("Stockholder") of CET Services, Inc., a California corporation ("Company"), hereby irrevocably (to the fullest extent permitted by law) appoints Michael Calderone and Jeff Spear of Zoi Interactive Technology, a Nevada corporation ("Target"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy until the Expiration Date (as defined below). Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Target and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Target entering into that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), among Company, Interactive Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Company ("Merger Sub"), CET Services of Nevada, Inc., a Nevada corporation, and Target. The Merger Agreement provides for the merger of Merger Sub with and into Target in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article IX thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Company and in every written consent in lieu of such meeting (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and the Proxy and any action required in furtherance thereof; (ii) in favor of any matter that could reasonably be expected to facilitate the Merger; and (iii) against approval of any proposal made in opposition to, or in competition with, the consummation of the Merger or the transactions contemplated by the Merger Agreement.

     The attorneys and proxies named above may not exercise this Proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                          [Signature Page to Follow]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: February 16, 2007

                          Signature of Stockholder: __________________ Print Name of Stockholder: Steven H. Davis



                   [Signature Page to Irrevocable Proxy]









APPENDIX D

                               CET SERVICES, INC.

                          2007 EQUITY INCENTIVE PLAN

                              Adopted March 5, 2007


     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.   SHARES SUBJECT TO THE PLAN.

          2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be, and the number of Shares that may be issued upon the exercise of ISOs granted under the Plan may not exceed, six million (6,000,000) shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company; (c) are subject to an Award that otherwise terminates without Shares being issued; (d) are withheld if an Award is exercised through a reduction of shares subject to the Award ("net exercise"); or (e) are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Committee), shall not count against the above limit and will again be available for grant and issuance in connection with future Awards under this Plan. If the exercise price of any Option is satisfied by delivering shares of Common Stock to the Company (be either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery pursuant to this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

          2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the share amounts set forth in Section 3 below, and (d) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Subject to the provisions of this Plan relating to capitalization adjustment, at any time that the Company may be subject to the applicable provisions of
Section 162(m) of the Code, no employee shall be eligible to be granted Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent of the Fair Market Value of the Common Stock on the date the Award is granted covering more than 100,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,000,000 shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4.   ADMINISTRATION.

          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)     select persons to receive Awards;

          (d) determine the form and terms of Awards (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable and the extension or acceleration of any such provisions or limitations, based in each case on such factors as the Committee shall determine, in its sole discretion;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

          (g)     grant waivers of Plan or Award conditions;

          (h) determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          (j)     determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

     In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with the Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to
Section 16 of the Exchange Act. The Board may delegate to one or more officers of the Company the authority to do one or both of the following:
(i) designate officers and employees of the Company or any of its Subsidiaries to be recipients of Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such officers and employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Awards granted by such officer and that such officer may not grant an Award to himself or herself. Notwithstanding anything to the contrary in this Section, the Board may not delegate to an officer the authority to determine the Fair Market Value of the Common Stock.

          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          4.3 Compliance with Code Section 162(m). If two or more members of the Board are Outside Directors, then subject to the provisions of
Section 4.1 above, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

          4.4 Liability and Indemnification of the Committee. No member of the group constituting the Committee, or any employee of the Company to whom the Committee delegates certain administrative responsibilities, shall be liable for any act or omission on such member's or employee's own part, including but not limited to the exercise of any power or discretion given to such member, or employee as delegatee, under this Plan, except for those acts or omissions resulting from such member's or employee's own gross negligence or willful misconduct. The Company shall indemnify each present and future member of the group constituting the Committee and each present and future employee delegated administrative responsibilities by such Committee against, and each member of the group constituting the Committee or employee delegated administrative responsibilities by such Committee shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments or settlements approved by the Company and made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the full extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3 Exercise Period and Expiration Date. An Option will vest and become exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such Options, subject to the provisions of Section 5.6, and subject to Company policies established by the Committee from time to time. The Committee may provide for Options to vest and become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares subject to the Option as the Committee determines.

          No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted.

          5.4 Exercise Price. The Exercise Price of an NQSO will be determined by the Committee when the Option is granted; provided, however, that if expressly required by one or more state securities authorities or laws as a condition of issuing Awards and Shares in compliance with the securities laws of such state, the exercise price of an NQSO shall not be less than 85% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any NQSO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing, an NQSO may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or a substitution for another Option in a manner consistent with the provisions of Section 424(a) of the Code. The Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or a substitution for another Option in a manner consistent with the provisions of Section 424(a) of the Code. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter (but not less than six months) or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          (c) Award Agreements and other agreements relating to Awards under this Plan may include a provision that if Participant is terminated for Cause, neither the Participate, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that the Participant's service is terminated.

          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants effected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

          5.11 Automatic Grant Program for Non-Employee Directors. Each Non-employee Director shall be eligible to receive Options under the automatic option grant program described below (the Program").

         (a) Initial Grant. Each Non-Employee Director who becomes a member of the Board will automatically be granted an NQSO to purchase 25,000 Shares (the "Initial Grant"). Initial Grants shall be made on the first business day after the date such Optionee is first elected to the Board.

         (b) Succeeding Annual Grants. On the first business day after each of the Company's annual meeting of shareholders, if the Non-Employee Director is still a member of the Board, has served continuously as a member of the Board for at least one year, and has not received an Initial Grant in the same calendar year, the Optionee will automatically be granted an NQSO for 10,000 Shares (a "Annual Grant").

         (c) Vesting. Options granted under the Program shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Annual Grant is referred to as the "Start Date" for such Option. Each Initial Grant and Annual Grant will vest as to 100% of the Shares subject to such grants on the first anniversary of the applicable grant date.

         (d) Exercise Price. The exercise price of an Option granted under the Program shall be the Fair Market Value of the Shares, at the time that the Option is granted.

         (e) Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to in this Section as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

               (i) If the Optionee ceases to be a member of the Board for any reason, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date (or such shorter or longer period as is specified in the Option Agreement), but in no event later than the Expiration Date.

          (f) Acceleration of Options. In the event of a corporate transaction of the kind described in Section 18 below, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee; provided, that if expressly required by any state securities authorities as a condition of the offer and sale of Shares subject to Restricted Stock Awards in compliance with the securities laws of such state, the Purchase Price will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

          6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

     7.   STOCK BONUSES.

          7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value, if any, of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee determines otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.

          8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a) by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by waiver of compensation due or accrued to the Participant for services rendered; provided, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (f)     by any combination of the foregoing.

     9.   WITHHOLDING TAXES.

          9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10.  PRIVILEGES OF STOCK OWNERSHIP.

          10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2 Financial Statements. If expressly required by any state securities authorities as a condition of the offer and issuance of Awards in compliance with the securities laws of such state, the Company shall provide to each Participant during the period such Participant holds an outstanding Award a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company's fiscal year during the period Awards are outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11. TRANSFERABILITY. Unless determined otherwise by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant. If the Committee in its sole discretion makes an Award or any interest therein transferable, such Award may only be transferred pursuant to such additional terms and conditions as the Committee deems appropriate.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not "Vested" (as defined in the Stock Option Agreement) held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's original Purchase Price, provided, that the right to repurchase lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     15. REPRICING, EXCHANGE, BUYOUT OF AWARDS. The repricing of Options is permitted without prior stockholder approval, provided that the terms of the repricing satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service. The Committee may, at any time or from time to time, authorize the Company, in the case of an Option exchange without stockholder approval, and with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards, to reduce the exercise price of any Award to the then current fair market value, or take any other action that is treated as a "repricing" under generally accepted accounting principles. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.

          18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately before such merger (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or replace such Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards shall expire at the closing of such transaction unless otherwise determined by the Board. Notwithstanding the foregoing, the Board may, in its sole discretion, provide that the vesting of any or all other Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18.1. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other corporate transaction.

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan was adopted by the Board on February 22, 2007 (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

     20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years following the Effective Date.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange
Act) pursuant to the Exchange Act or any rule promulgated thereunder.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

          "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means termination of the Participant's employment on the basis of the Participant's conviction (or a plea of nolo contendere) of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Participant at the expense of the Company or any Subsidiary.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          "Company" means CET Services, Inc. a corporation organized under the laws of the State of California, or any successor corporation.

          "Covered Employee" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes Section 162(m) of the Code.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however, that if the Common Stock of the Company is quoted on the Small Cap Market of the National Association of Securities Dealers Automated Quotation System or is regularly quoted by a recognized securities dealer, and selling prices are reported, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or by such dealer, for the date the value is to be determined (or if there are not sales for such date, then for the last preceding business day on which there were sales); provided, however, that if the Common Stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are not sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

          "Non-employee Director" means a director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule
16b-3.

          "Option" means an award of an option to purchase Shares pursuant to
Section 5.

          "Outside Directors" means a director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the
Code), in not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive renumeration from the Company or an "affiliated corporation" either directly or indirectly, in any capacity other than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Plan" means this CET Services, Inc. 2007 Equity Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").




                                                         PRELIMINARY COPY

                                   P R O X Y

                              CET SERVICES, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven H. Davis with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of CET Services, Inc. held of record by the undersigned on March 23, 2007 at the Annual Meeting of Shareholders to be held on April 27, 2007 or any adjournment thereof.

      1. The approval of an Agreement and Plan of Merger pursuant to which a wholly-owned subsidiary of the Company would be merged with and into Zoi Interactive Technologies, Inc.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     2. The approval of a change of the Company's state of domicile from California to Nevada.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     3. The approval of a proposal to amend the Company's articles of incorporation to increase the number of authorized shares of common stock.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     4. The approval of an amendment to the articles of incorporation to effect a reverse stock split and a corresponding change in the authorized number of shares of the Company's common stock.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     5. The approval the change of the Company's name to "Zoi Interactive Holdings, Inc."

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     6.  The approval of the Company's 2007 Equity Incentive Plan.

                   [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     7. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

         [ ] FOR all nominees listed below (except as marked to the contrary).

         [  ] WITHHOLD authority to vote for all the nominees listed below:


              Craig C. Barto
              George Pratt
              John D. Hendrick
              Steven H. Davis

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     8.  Shareholder Proposal:

                  [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     The transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CET SERVICES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                     (To be signed on the other side)


                              CET SERVICES, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 7, and AGAINST PROPOSAL 8.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.


Dated: _______________, 2007      ______________________________________
                                  Signature(s) of Shareholder(s)

                                  ______________________________________
                                  Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.